UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 03/31/2016

Item 1 –	Report to Stockholders

MARCH 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy.

Fears of a global recession started to fade toward the end of the first quarter of 2016 and volatility abated. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year has resulted in more reasonable valuations and some appealing entry points for investors today. However, investors continue to face the headwinds of uncertainty around China’s growth trajectory and currency management, the potential consequences of negative interest rates and geopolitical risks.

For the 12 months ended March 31, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.49%	1.78%
U.S. small cap equities (Russell 2000® Index)	2.02	(9.76)
International equities (MSCI Europe, Australasia, Far East Index)	1.56	(8.27)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.03)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.10	0.12
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	3.27	3.05
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.44	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.23	3.95
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.23	(3.66)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2016

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2016, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), all of the Fund’s share classes underperformed the blended reference benchmark (60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index). For the same period, the Fund outperformed the fixed income portion of the benchmark, the Barclays U.S. Aggregate Bond Index, and underperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Within the equity allocation, relative to the Russell 1000® Index, the primary negative contributor to performance in the Master Large Cap Core Portfolio was exposure to the financials sector. In particular, bank holdings Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc. underperformed in the latter half of the period, largely on speculation that low commodity prices would weigh further on inflation expectations and performance of bank loan portfolios. In addition, market volatility and uncertainty led to a sharp slowdown in mergers & acquisitions, equity and debt underwriting, and trading activity, which has led to negatively revised expectations for upcoming bank earnings reports. Information technology (“IT”) was an additional source of weakness over the six months, namely exposure to the technology & hardware segment, with Western Digital Corp. the leading individual detractor. Underweights to telecommunication services (“telecom”) and utilities also weighed on returns, as these defensive sectors were key beneficiaries during the market tumult in early 2016.

•

On the positive side within equities, performance benefited from selection within the consumer-oriented sectors. Specialty retail holdings were the prime source of strength in consumer discretionary, while food products added value in consumer staples. The largest individual contributors were Tyson Foods, Inc. within consumer staples, followed by graphics processing technology firm NVIDIA Corporation within information technology and Southwest Airlines Co. within consumer discretionary. A lack of exposure to bank Wells Fargo & Co. also aided results.

•

Within the fixed-income allocation, the Master Total Return Portfolio’s most significant negative contributions to performance relative to the Barclays U.S. Aggregate Bond Index over the period came from allocations to securitized sectors, U.S. high yield corporates and European credit. Positioning with respect to currency weightings also detracted from relative return, in particular, overweight U.S. dollar exposure.

•	Within fixed income, positive contributors to performance came from allocations to U.S. municipal bonds, mortgage-backed securities, and investment grade credit.

Describe recent portfolio activity.

•

Within the equity allocation, the Master Large Cap Core Portfolio increased its weighting in the materials sector over the period, as well as in consumer discretionary and health care. The most significant reduction was in the weighting to the financials sector, largely with respect to banks and insurers, while energy exposure also declined.

•

Within the fixed-income allocation, the Master Total Return Portfolio tactically traded U.S. duration, maintaining a modest underweight through the end of 2015, and then moving to a neutral stance in the first quarter of 2016 based on relatively high U.S. Treasury yields versus other developed market government bonds and pushed back expectations for future Federal Reserve rate hikes. Within U.S. investment grade credit, positioning was moved from overweight in financials and underweight in industrials to underweight in financials and neutral in industrials. Additionally, the allocation to U.S. municipals was increased, while U.S. high yield exposure was traded tactically during the period. Exposure to securitized assets was modestly reduced, while remaining overweight. Toward the end of the period, on the view that risks in the system had inched lower, exposure to emerging markets was modestly increased. With respect to currency management, a tactical overweight was maintained to the U.S. dollar during the period.

Describe portfolio positioning at period end.

•	At period end, the Fund was modestly overweight in equities and underweight in fixed income relative to the blended reference benchmark.

•

In equities, the Master Large Cap Core Portfolio held its largest sector overweights relative to the Russell 1000® Index in health care, consumer discretionary and IT, while industrials, telecom and utilities were the most notable underweights.

•

In fixed income, the Master Total Return Portfolio ended the quarter positioned with a neutral duration relative to the Barclays U.S. Aggregate Bond Index benchmark, reflecting a defensive view on U.S. rates amidst the presence of crosscurrents. Within investment grade credit, the Master Total Return Portfolio ended the period underweight in financials and neutral in industrials. An increased allocation to U.S. municipals was maintained, along with modest exposure to high yield corporates and an overweight to securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[5]	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended March 31, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.48%	(0.05)%	N/A	8.06%	N/A	5.67%	N/A
Investor A	4.30	(0.33)	(5.56)%	7.75	6.59%	5.36	4.79%
Investor B	3.69	(1.44)	(5.70)	6.63	6.32	4.57	4.57
Investor C	3.94	(1.08)	(2.02)	6.91	6.91	4.53	4.53
Class R	4.10	(0.70)	N/A	7.35	N/A	4.96	N/A
60% Russell 1000® Index/40% Barclays U.S. Aggregate Bond Index	5.78	1.33	N/A	8.48	N/A	6.51	N/A
Barclays U.S. Aggregate Bond Index	2.44	1.96	N/A	3.78	N/A	4.90	N/A
Russell 1000® Index	7.75	0.50	N/A	11.35	N/A	7.06	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,044.80	$ 3.22	$1,000.00	$1,021.85	$ 3.18	0.63%
Investor A	$1,000.00	$1,043.00	$ 4.65	$1,000.00	$1,020.45	$ 4.60	0.91%
Investor B	$1,000.00	$1,036.90	$10.80	$1,000.00	$1,014.40	$10.68	2.12%
Investor C	$1,000.00	$1,039.40	$ 8.46	$1,000.00	$1,016.70	$ 8.37	1.66%
Class R	$1,000.00	$ 993.00	$ 6.33	$1,000.00	$1,018.65	$ 6.41	1.27%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of
0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2015 and held through March 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

The Benefits and Risks of Leveraging

The Master Total Return Portfolio may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and/or treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s investors benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to shareholders, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Total Return Portfolio’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s shares than if the Master Total Return Portfolio were not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio’s investors and may reduce income.

Derivative Financial Instruments

The Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master

Portfolios’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Master Portfolios’ Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	7

Statement of Assets and Liabilities	BlackRock Balanced Capital Fund, Inc.

March 31, 2016 (Unaudited)

Assets
Investments at value — Master Large Cap Core Portfolio (cost — $490,083,067)	$590,769,423
Investments at value — Master Total Return Portfolio (cost — $342,643,175)	342,837,244
Investments in BlackRock Liquidity Funds, Tempfund, Institutional Class, 0.37% (shares — 20,167,919; cost — $20,167,919)	20,167,919
Capital shares sold receivable	1,093,501
Dividends receivable — affiliated	5,763
Prepaid expenses	64,196

Total assets	954,938,046

Liabilities
Payable:
Capital shares redeemed	897,484
Investment advisory fees	84,022
Officer’s fees	10,529
Other accrued expenses	96,449
Other affiliates	12,003
Service and distribution fees	195,999
Transfer agent fees	263,100

Total liabilities	1,559,586

Net Assets	$953,378,460

Net Assets Consist of
Paid-in capital	$826,606,859
Undistributed net investment income	2,434,526
Accumulated net realized gain	23,456,650
Net unrealized appreciation (depreciation)	100,880,425

Net Assets	$953,378,460

Net Asset Value
Institutional — Based on net assets of $347,572,843 and 15,090,726 shares outstanding, 400 million shares authorized, $0.10 par value	$23.03

Investor A — Based on net assets of $481,531,319 and 20,970,100 shares outstanding, 200 million shares authorized, $0.10 par value	$22.96

Investor B — Based on net assets of $1,362,349 and 61,248 shares outstanding, 500 million shares authorized, $0.10 par value	$22.24

Investor C — Based on net assets of $113,092,657 and 5,482,251 shares outstanding, 200 million shares authorized, $0.10 par value	$20.63

Class R — Based on net assets of $9,819,292 and 455,345 shares outstanding, 500 million shares authorized, $0.10 par value	$21.56

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Statement of Operations	BlackRock Balanced Capital Fund, Inc.

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividends — affiliated	$23,106
Net investment income (loss) allocated from the Master Portfolios:
Interest — unaffiliated	5,594,618
Interest — affiliated	2
Dividends — affiliated	92,715
Dividends — unaffiliated	4,826,750
Securities lending — affiliated — net	3,838
Foreign taxes withheld	(32,740)
Total expenses	(1,754,806)
Fees waived	5,100

Total income	8,758,583

Fund Expenses
Investment advisory	2,006,324
Service and distribution — class specific	1,128,683
Transfer agent — class specific	525,785
Printing	38,686
Professional	63,278
Registration	48,567
Officer	17,006
Custodian	1,101
Miscellaneous	11,882

Total expenses	3,841,312
Less fees waived by the Manager	(1,456,409)

Total expenses after fees waived	2,384,903

Net investment income	6,373,680

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain from investments, futures contracts, options written, interest rate caps, swaps, foreign currency transactions, borrowed bonds and capital gain distributions received from affiliated investment companies	3,719,639
Capital gain distributions received from affiliated investment companies	524
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, unfunded floating rate loan interests, short sales, interest rate caps, swaps, foreign currency translations and borrowed bonds	28,593,186

Total realized and unrealized gain	32,313,349

Net Increase in Net Assets Resulting from Operations	$38,687,029

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	9

Statements of Changes in Net Assets	BlackRock Balanced Capital Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$6,373,680	$12,180,933
Net realized gain	3,720,163	44,177,839
Net change in unrealized appreciation (depreciation)	28,593,186	(48,771,208)

Net increase in net assets resulting from operations	38,687,029	7,587,564

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,668,063)	(6,172,788)
Investor A	(4,508,896)	(6,813,018)
Investor B	(4,343)	(13,241)
Investor C	(721,353)	(692,627)
Class R	(97,402)	(108,414)
From net realized gain:
Institutional	(11,859,346)	(40,073,428)
Investor A	(16,712,647)	(53,303,235)
Investor B	(59,792)	(346,522)
Investor C	(3,851,175)	(9,717,422)
Class R	(416,488)	(1,028,941)

Decrease in net assets resulting from distributions to shareholders	(41,899,505)	(118,269,636)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	54,828,557	99,317,078

Net Assets
Total increase (decrease) in net assets	51,616,081	(11,364,994)
Beginning of period	901,762,379	913,127,373

End of period	$953,378,460	$901,762,379

Undistributed net investment income, end of period	$2,434,526	$5,060,903

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Financial Highlights	BlackRock Balanced Capital Fund, Inc.

	Institutional
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$23.09	$26.07	$25.16	$23.77	$20.18	$20.28

Net investment income[1]	0.19	0.37	0.48	0.47	0.55	0.51
Net realized and unrealized gain (loss)	0.85	(0.03)	3.05	2.35	3.55	(0.13)

Net increase from investment operations	1.04	0.34	3.53	2.82	4.10	0.38

Distributions:[2]
From net investment income	(0.26)	(0.43)	(0.56)	(0.53)	(0.51)	(0.48)
From net realized gain	(0.84)	(2.89)	(2.06)	(0.90)	—	—

Total distributions	(1.10)	(3.32)	(2.62)	(1.43)	(0.51)	(0.48)

Net asset value, end of period	$23.03	$23.09	$26.07	$25.16	$23.77	$20.18

Total Return[3]
Based on net asset value	4.48%[4]	0.82%	14.77%	12.42%	20.52%	1.67%

Ratios to Average Net Assets[5]
Total expenses	0.94%[6]	0.92%	0.95%	0.98%	0.96%	1.07%

Total expenses after fees waived and/or reimbursed	0.63%[6]	0.59%	0.63%	0.66%	0.66%	0.76%

Net investment income	1.64%[6]	1.52%	1.88%	1.87%	2.45%	2.33%

Supplemental Data
Net assets, end of period (000)	$347,573	$341,225	$348,345	$317,572	$426,027	$511,458

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	463%	1,015%	750%	777%	1,346%	1,771%

Portfolio turnover rate of the Master Large Cap Core Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	11

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor A
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$23.03	$26.00	$25.11	$23.68	$20.10	$20.21

Net investment income[1]	0.16	0.30	0.40	0.38	0.47	0.40
Net realized and unrealized gain (loss)	0.84	(0.02)	3.03	2.37	3.55	(0.10)

Net increase from investment operations	1.00	0.28	3.43	2.75	4.02	0.30

Distributions:[2]
From net investment income	(0.23)	(0.36)	(0.48)	(0.42)	(0.44)	(0.41)
From net realized gain	(0.84)	(2.89)	(2.06)	(0.90)	—	—

Total distributions	(1.07)	(3.25)	(2.54)	(1.32)	(0.44)	(0.41)

Net asset value, end of period	$22.96	$23.03	$26.00	$25.11	$23.68	$20.10

Total Return[3]
Based on net asset value	4.30%[4]	0.57%	14.39%	12.14%	20.16%	1.31%

Ratios to Average Net Assets[5]
Total expenses	1.22%[6]	1.20%	1.25%	1.29%	1.28%	1.39%

Total expenses after fees waived and/or reimbursed	0.91%[6]	0.88%	0.92%	0.97%	0.97%	1.07%

Net investment income	1.36%[6]	1.23%	1.58%	1.51%	2.12%	1.83%

Supplemental Data
Net assets, end of period (000)	$481,531	$461,642	$476,919	$445,295	$447,620	$426,819

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	463%	1,015%	750%	777%	1,346%	1,771%

Portfolio turnover rate of the Master Large Cap Core Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor B
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$22.31	$25.30	$24.47	$23.07	$19.55	$19.65

Net investment income[1]	0.02	0.03	0.14	0.13	0.24	0.18
Net realized and unrealized gain (loss)	0.81	(0.02)	2.96	2.29	3.46	(0.10)

Net increase from investment operations	0.83	0.01	3.10	2.42	3.70	0.08

Distributions:[2]
From net investment income	(0.06)	(0.11)	(0.21)	(0.12)	(0.18)	(0.18)
From net realized gain	(0.84)	(2.89)	(2.06)	(0.90)	—	—

Total distributions	(0.90)	(3.00)	(2.27)	(1.02)	(0.18)	(0.18)

Net asset value, end of period	$22.24	$22.31	$25.30	$24.47	$23.07	$19.55

Total Return[3]
Based on net asset value	3.69%[4]	(0.54)%	13.27%	10.94%	19.01%	0.34%

Ratios to Average Net Assets[5]
Total expenses	2.43%[6]	2.28%	2.26%	2.33%	2.29%	2.36%

Total expenses after fees waived and/or reimbursed	2.12%[6]	1.96%	1.93%	2.01%	1.98%	2.04%

Net investment income	0.15%[6]	0.14%	0.56%	0.51%	1.13%	0.86%

Supplemental Data
Net assets, end of period (000)	$1,362	$2,049	$3,633	$4,926	$7,128	$8,786

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	463%	1,015%	750%	777%	1,346%	1,771%

Portfolio turnover rate of the Master Large Cap Core Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	13

Financial Highlights (continued)	BlackRock Balanced Capital Fund, Inc.

	Investor C
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$20.80	$23.80	$23.20	$21.92	$18.64	$18.77

Net investment income[1]	0.06	0.10	0.19	0.18	0.28	0.21
Net realized and unrealized gain (loss)	0.77	(0.01)	2.79	2.17	3.28	(0.08)

Net increase from investment operations	0.83	0.09	2.98	2.35	3.56	0.13

Distributions:[2]
From net investment income	(0.16)	(0.20)	(0.32)	(0.17)	(0.28)	(0.26)
From net realized gain	(0.84)	(2.89)	(2.06)	(0.90)	—	—

Total distributions	(1.00)	(3.09)	(2.38)	(1.07)	(0.28)	(0.26)

Net asset value, end of period	$20.63	$20.80	$23.80	$23.20	$21.92	$18.64

Total Return[3]
Based on net asset value	3.94%[4]	(0.21)%	13.51%	11.22%	19.22%	0.55%

Ratios to Average Net Assets[5]
Total expenses	1.97%[6]	1.97%	2.02%	2.07%	2.06%	2.18%

Total expenses after fees waived and/or reimbursed	1.66%[6]	1.65%	1.69%	1.75%	1.75%	1.87%

Net investment income	0.61%[6]	0.47%	0.81%	0.72%	1.33%	1.04%

Supplemental Data
Net assets, end of period (000)	$113,093	$86,397	$74,908	$63,952	$61,541	$56,608

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	463%	1,015%	750%	777%	1,346%	1,771%

Portfolio turnover rate of the Master Large Cap Core Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Financial Statements.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Financial Highlights (concluded)	BlackRock Balanced Capital Fund, Inc.

	Class R
	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$21.70	$24.68	$23.96	$22.63	$19.22	$19.33

Net investment income[1]	0.11	0.21	0.30	0.28	0.37	0.30
Net realized and unrealized gain (loss)	0.79	(0.02)	2.89	2.24	3.39	(0.09)

Net increase from investment operations	0.90	0.19	3.19	2.52	3.76	0.21

Distributions:[2]
From net investment income	(0.20)	(0.28)	(0.41)	(0.29)	(0.35)	(0.32)
From net realized gain	(0.84)	(2.89)	(2.06)	(0.90)	—	—

Total distributions	(1.04)	(3.17)	(2.47)	(1.19)	(0.35)	(0.32)

Net asset value, end of period	$21.56	$21.70	$24.68	$23.96	$22.63	$19.22

Total Return[3]
Based on net asset value	4.10%[4]	0.23%	14.03%	11.66%	19.73%	0.96%

Ratios to Average Net Assets[5]
Total expenses	1.59%[6]	1.53%	1.59%	1.66%	1.67%	1.77%

Total expenses after fees waived and/or reimbursed	1.27%[6]	1.21%	1.27%	1.33%	1.36%	1.46%

Net investment income	0.99%[6]	0.91%	1.23%	1.16%	1.73%	1.44%

Supplemental Data
Net assets, end of period (000)	$9,819	$10,448	$9,322	$8,542	$8,963	$8,118

Portfolio turnover rate of the Fund[7]	—	—	—	—	—	—

Portfolio turnover rate of the Master Total Return Portfolio[8]	463%	1,015%	750%	777%	1,346%	1,771%

Portfolio turnover rate of the Master Large Cap Core Portfolio	19%	41%	40%	50%	128%	129%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]	Excludes transactions in the Master Portfolios.

[8]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	15

Notes to Financial Statements (Unaudited)	BlackRock Balanced Capital Fund, Inc.

1. Organization:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is registered as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At March 31, 2016, the percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 26.9% and 3.9%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. The Fund records its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Total Return Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of period end, the following table summarizes the Fund’s investment categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
BlackRock Liquidity Funds, TempFund, Institutional Class	$20,167,919	—	—	$20,167,919

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

Investment Advisory

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	17

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million - $300 million	0.450%
$300 million - $400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the six months ended March 31, 2016, the Manager waived $1,449,895, which is included in fees waived by the Manager in the Statement of Operations.

Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at March 31, 2016	Income	Capital Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	4,220,698	15,947,221	20,167,919	$23,106	$524

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. For the six months ended March 31, 2016, the Manager waived $6,514, which is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies except to the extent noted above with respect to Master Total Return Portfolio and Master Large Cap Core Portfolio, if any.

Service and Distribution Fees

The Manager, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended March 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	$ 589,619
Investor B	8,255
Investor C	504,579
Class R	26,230
Total	$1,128,683

18	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$14

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to shareholder inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$ 8,798
Investor A	$12,489
Investor B	$ 245
Investor C	$ 2,923
Class R	$ 48

For the six months ended March 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$156,397
Investor A	290,524
Investor B	4,776
Investor C	61,626
Class R	12,462
Total	$525,785

For the six months ended March 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $23,289.

For the six months ended March 31, 2016, affiliates received CDSCs as follows:

Investor A	$1,296
Investor B	$ 179
Investor C	$5,786

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	19

Notes to Financial Statements (concluded)	BlackRock Balanced Capital Fund, Inc.

0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Fund did not borrow under the credit agreement.

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,781,933	$41,200,200	2,824,672	$70,713,607
Shares issued to shareholders in reinvestment of distributions	562,181	12,958,228	1,582,567	38,187,966
Shares redeemed	(2,029,734)	(47,447,344)	(2,993,401)	(74,150,517)

Net increase	314,380	$6,711,084	1,413,838	$34,751,056

Investor A
Shares sold and automatic conversion of shares	2,040,650	$46,839,772	3,011,631	$73,895,968
Shares issued to shareholders in reinvestment of distributions	827,323	19,028,351	2,214,522	53,320,829
Shares redeemed	(1,946,486)	(44,494,604)	(3,520,738)	(86,161,203)

Net increase	921,487	$21,373,519	1,705,415	$41,055,594

Investor B
Shares sold	5,110	$113,028	14,834	$355,476
Shares issued to shareholders in reinvestment of distributions	2,206	49,321	12,134	284,294
Shares redeemed and automatic conversion of shares	(37,925)	(846,275)	(78,718)	(1,891,537)

Net decrease	(30,609)	$(683,926)	(51,750)	$(1,251,767)

Investor C
Shares sold	1,781,337	$37,115,625	1,373,663	$30,657,383
Shares issued to shareholders in reinvestment of distributions	204,863	4,240,659	430,767	9,395,517
Shares redeemed	(657,682)	(13,429,420)	(798,157)	(17,617,743)

Net increase	1,328,518	$27,926,864	1,006,273	$22,435,157

Class R
Shares sold	103,008	$2,207,088	204,126	$4,700,412
Shares issued to shareholders in reinvestment of distributions	23,769	513,889	50,047	1,137,349
Shares redeemed	(152,969)	(3,219,961)	(150,375)	(3,510,723)

Net increase (decrease)	(26,192)	$(498,984)	103,798	$2,327,038

Total Net Increase	2,507,584	$54,828,557	4,177,574	$99,317,078

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Portfolio Information as of March 31, 2016 (Unaudited)	Master Large Cap Core Portfolio

As of March 31, 2016

Ten Largest Holdings	Percent of Net Assets

Apple Inc.	4%
JPMorgan Chase & Co.	3
Microsoft Corp.	3
Comcast Corp., Class A	3
CVS Health Corp.	3
Bank of America Corp.	3
Aetna, Inc.	3
Cisco Systems, Inc.	2
Lowe’s Cos., Inc.	2
Home Depot, Inc.	2

Sector Allocations	Percent of Net Assets

Information Technology	23%
Health Care	18
Consumer Discretionary	17
Financials	16
Consumer Staples	8
Industrials	7
Energy	5
Materials	3
Utilities	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	21

Schedule of Investments March 31, 2016 (Unaudited)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	225,920	$27,704,570
Air Freight & Logistics — 0.7%
FedEx Corp.	94,620	15,396,566
Airlines — 2.9%
Delta Air Lines, Inc.	417,800	20,338,504
Southwest Airlines Co.	775,500	34,742,400
United Continental Holdings, Inc. (a)	136,920	8,196,031

		63,276,935
Auto Components — 2.2%
Goodyear Tire & Rubber Co.	411,300	13,564,674
Lear Corp.	310,206	34,485,601

		48,050,275
Banks — 10.3%
Bank of America Corp.	4,274,866	57,796,188
Citigroup, Inc.	623,418	26,027,702
JPMorgan Chase & Co.	1,151,524	68,193,251
SunTrust Banks, Inc.	667,340	24,077,627
U.S. Bancorp	1,245,025	50,535,565

		226,630,333
Beverages — 1.6%
Dr Pepper Snapple Group, Inc.	282,300	25,243,266
Molson Coors Brewing Co., Class B	101,800	9,791,124

		35,034,390
Biotechnology — 3.6%
Amgen, Inc.	278,650	41,777,996
Gilead Sciences, Inc.	401,080	36,843,209

		78,621,205
Building Products — 0.5%
Owens Corning	255,600	12,084,768
Capital Markets — 1.7%
Goldman Sachs Group, Inc.	243,680	38,252,886
Chemicals — 1.5%
Dow Chemical Co.	279,100	14,195,026
Eastman Chemical Co.	260,000	18,779,800

		32,974,826
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	1,065,642	11,274,492
Cisco Systems, Inc.	1,867,820	53,176,835

		64,451,327
Construction & Engineering — 0.2%
EMCOR Group, Inc.	92,700	4,505,220
Consumer Finance — 0.8%
SLM Corp. (a)	2,719,365	17,295,162

Common Stocks	Shares	Value
Containers & Packaging — 1.3%
Avery Dennison Corp.	152,600	$11,003,986
Packaging Corp. of America	277,313	16,749,705

		27,753,691
Electronic Equipment, Instruments & Components — 0.7%
CDW Corp.	345,740	14,348,210
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	99,180	7,314,525
Weatherford International PLC (a)	438,390	3,410,674

		10,725,199
Food & Staples Retailing — 2.9%
CVS Health Corp.	607,425	63,008,195
Food Products — 1.3%
Pilgrim’s Pride Corp. (a)	184,100	4,676,140
Tyson Foods, Inc., Class A	357,190	23,810,285

		28,486,425
Health Care Providers & Services — 9.8%
Aetna, Inc.	475,300	53,399,955
Centene Corp. (a)	369,300	22,737,801
Cigna Corp.	291,100	39,950,564
Humana, Inc.	96,500	17,654,675
Laboratory Corp. of America Holdings (a)	186,540	21,849,430
UnitedHealth Group, Inc.	337,100	43,452,190
Universal Health Services, Inc., Class B	122,830	15,319,358

		214,363,973
Hotels, Restaurants & Leisure — 2.2%
Carnival Corp.	920,538	48,576,790
Household Durables — 1.4%
DR Horton, Inc.	394,435	11,923,770
Lennar Corp., Class A	180,300	8,719,308
NVR, Inc. (a)	3,220	5,578,328
Toll Brothers, Inc. (a)	149,088	4,399,587

		30,620,993
Insurance — 2.6%
American International Group, Inc.	549,900	29,722,095
Travelers Cos., Inc.	228,830	26,706,749

		56,428,844
Internet & Catalog Retail — 0.7%
Priceline Group, Inc. (a)	12,832	16,539,935
Internet Software & Services — 5.2%
Alphabet, Inc., Class A (a)	58,277	44,459,523
Alphabet, Inc., Class C (a)	63,554	47,344,552
Facebook, Inc., Class A (a)	201,200	22,956,920

		114,760,995

Portfolio Abbreviations
ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Schedule of Investments (continued)	Master Large Cap Core Portfolio

Common Stocks	Shares	Value
IT Services — 2.8%
Amdocs Ltd.	321,779	$19,441,887
Cognizant Technology Solutions Corp., Class A (a)	592,200	37,130,940
Total System Services, Inc.	104,474	4,970,873

		61,543,700
Leisure Products — 0.2%
Vista Outdoor, Inc. (a)	79,552	4,129,544
Machinery — 0.9%
Parker-Hannifin Corp.	102,500	11,385,700
WABCO Holdings, Inc. (a)	72,800	7,783,776

		19,169,476
Media — 4.0%
Comcast Corp., Class A	1,064,500	65,019,660
Omnicom Group, Inc.	266,770	22,203,267

		87,222,927
Multi-Utilities — 1.0%
Public Service Enterprise Group, Inc.	481,100	22,679,054
Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	110,380	5,140,397
BP PLC — ADR	492,710	14,869,988
Chevron Corp.	140,400	13,394,160
Hess Corp.	162,832	8,573,105
HollyFrontier Corp.	58,700	2,073,284
Marathon Oil Corp.	538,300	5,996,662
Statoil ASA — ADR	293,700	4,569,972
Suncor Energy, Inc.	797,600	22,181,256
Tesoro Corp.	66,893	5,753,467
Valero Energy Corp.	137,700	8,832,078

		91,384,369
Paper & Forest Products — 0.4%
Domtar Corp.	245,500	9,942,750
Pharmaceuticals — 4.7%
Allergan PLC (a)	75,700	20,289,871
Johnson & Johnson	80,095	8,666,279
Merck & Co., Inc.	59,943	3,171,584
Pfizer, Inc.	1,334,290	39,548,356
Teva Pharmaceutical Industries Ltd. — ADR	575,436	30,791,580

		102,467,670
Road & Rail — 0.5%
Norfolk Southern Corp.	142,567	11,868,703
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	677,170	21,906,450

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Lam Research Corp.	158,500	$13,092,100
NVIDIA Corp.	283,400	10,097,542

		45,096,092
Software — 4.8%
Activision Blizzard, Inc.	1,179,190	39,903,790
Microsoft Corp.	1,205,600	66,585,288

		106,489,078
Specialty Retail — 5.9%
GNC Holdings, Inc., Class A	246,400	7,823,200
Home Depot, Inc.	382,500	51,036,975
Lowe’s Cos., Inc.	690,800	52,328,100
Ross Stores, Inc.	311,158	18,016,048

		129,204,323
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	697,400	76,009,626
EMC Corp.	851,070	22,681,016
Western Digital Corp.	136,010	6,425,112

		105,115,754
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)	105,300	4,677,426
Tobacco — 2.3%
Altria Group, Inc.	808,739	50,675,586
Total Common Stocks — 97.6%		2,141,558,165

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund	188,000	9,328,560
Total Long-Term Investments (Cost — $1,691,944,526) — 98.0%		2,150,886,725

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (b)(c)	60,399,930	60,399,930
Total Short-Term Securities (Cost — $60,399,930) — 2.8%		60,399,930
Total Investments (Cost — $1,752,344,456) — 100.8%		2,211,286,655
Liabilities in Excess of Other Assets — (0.8)%		(17,454,767)

Net Assets — 100.0%		$2,193,831,888

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at March 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	29,818,476	30,581,454	60,399,930	$72,532		$500
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	7,211	[1]	—
Total				$79,743		$500

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	23

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	—	—	$4,978,545	—	—	—	$4,978,545

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$43,343,244[1]

[1]	Actual amounts for the six months are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$2,141,558,165	—	—	$2,141,558,165
Investment Companies	9,328,560	—	—	9,328,560
Short-Term Securities	60,399,930	—	—	60,399,930

Total	$2,211,286,655	—	—	$2,211,286,655

[1]	See above Schedule of Investments for values in each industry.

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

March 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,691,944,526)	$2,150,886,725
Investments at value — affiliated (cost — $60,399,930)	60,399,930
Receivables:
Investments sold	9,597,152
Contributions from investors	1,712,583
Dividends — affiliated	25,950
Dividends — unaffiliated	2,572,942
Prepaid expenses	6,887

Total assets	2,225,202,169

Liabilities
Payables:
Directors’ fees	15,726
Investment advisory fees	868,843
Other accrued expenses	94,510
Other affiliates	6,429
Withdrawals to investors	30,384,773

Total liabilities	31,370,281

Net Assets	$2,193,831,888

Net Assets Consist of
Investors’ capital	$1,734,889,689
Net unrealized appreciation (depreciation)	458,942,199

Net Assets	$2,193,831,888

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	25

Statement of Operations	Master Large Cap Core Portfolio

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Dividends — affiliated	$72,532
Dividends — unaffiliated	18,289,675
Securities lending — affiliated — net	7,211
Foreign taxes withheld	(123,872)

Total income	18,245,546

Expenses
Investment advisory	5,199,456
Accounting services	196,851
Directors	32,094
Professional	31,779
Custodian	31,511
Printing	1,286
Miscellaneous	16,231

Total expenses	5,509,208
Less fees waived by the Manager	(17,182)

Total expenses after fees waived	5,492,026

Net investment income	12,753,520

Realized and Unrealized Gain (Loss)
Net realized gain from:
Capital gain distributions received from affiliated investment companies	500
Futures contracts	4,978,545
Investments	19,959,836

24,938,881

Net change in unrealized appreciation (depreciation) on investments	78,434,312

Total realized and unrealized gain	103,373,193

Net Increase in Net Assets Resulting from Operations	$116,126,713

See Notes to Financial Statements.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$12,753,520	$25,910,700
Net realized gain	24,938,881	143,142,291
Net change in unrealized appreciation (depreciation)	78,434,312	(174,949,314)

Net increase (decrease) in net assets resulting from operations	116,126,713	(5,896,323)

Capital Transactions
Proceeds from contributions	143,822,542	241,299,172
Value of withdrawals	(219,448,528)	(417,574,858)

Net decrease in net assets derived from capital transactions	(75,625,986)	(176,275,686)

Net Assets
Total increase (decrease) in net assets	40,500,727	(182,172,009)
Beginning of period	2,153,331,161	2,335,503,170

End of period	$2,193,831,888	$2,153,331,161

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	27

Financial Highlights	Master Large Cap Core Portfolio

	Master Large Cap Core Portfolio
	Six Months Ended March 31, 2016	Year Ended September 30,
	(Unaudited)	2015	2014	2013	2012	2011

Total Return
Total return	5.22%[1]	(0.89)%	19.44%	20.39%	29.97%	(1.61)%

Ratios to Average Net Assets
Total expenses	0.50%[2]	0.50%	0.50%	0.50%	0.50%	0.49%

Total expenses after fees waived	0.50%[2]	0.50%	0.50%	0.50%	0.50%	0.49%

Net investment income	1.16%[2]	1.09%	1.08%	1.29%	1.67%	1.13%

Supplemental Data
Net assets, end of period (000)	$2,193,832	$2,153,331	$2,335,503	$2,308,896	$2,318,851	$2,306,714

Portfolio turnover rate	19%	41%	40%	50%	128%	129%

[1]	Aggregate total return.

[2]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (Unaudited)	Master Large Cap Core Portfolio

1. Organization:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Portfolio for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	29

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of instruments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Portfolio’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

30	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

The market value of securities on loan, all of which were classified as common stocks in the Portfolio’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: The Portfolio may invest in long and/or short positions in futures contracts and options on futures to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	31

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

For such services, the Portfolio pays the Manager a monthly fee based on a percentage of the Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.50%
In excess of $1 Billion, but not exceeding $5 Billion	0.45%
In excess of $5 Billion	0.40%

Expense Limitations, Waivers and Reimbursements

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any.

For the six months ended March 31, 2016, the Portfolio reimbursed the Manager $12,241 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Portfolio retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended March 31, 2016, the Portfolio paid BIM $1,781 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

7. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2016, were $419,588,493 and $487,283,065, respectively.

8. Income Tax Information

The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

Management has analyzed tax laws and regulations and their application to the Portfolio as of March 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,756,374,524

Gross unrealized appreciation	$495,737,843
Gross unrealized depreciation	(40,825,712)

Net unrealized appreciation	$454,912,131

9. Bank Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Portfolio did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

Concentration Risk: As of period end, the Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	33

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Officers and Directors of Master Large Cap Series LLC

Rodney D. Johnson, Chair of the Board and Director

David O. Beim, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Dr. Matina S. Horner, Director

Cynthia A. Montgomery, Director

Barbara G. Novick, Director

Joseph P. Platt, Director

Robert C. Robb, Jr., Director

Mark Stalnecker, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Frederick W. Winter, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Directors of the Master LLC.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Director of the Master LLC.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Directors of the Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Address of the Master LLC 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	35

Master Portfolio Information	Master Total Return Portfolio

As of March 31, 2016

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	37%
U.S. Treasury Obligations	25
Corporate Bonds	18
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	5
Foreign Government Obligations	3
Taxable Municipal Bonds	2
Investment Companies	2
Preferred Securities	1
Floating Rate Loan Interests	1

[1]	Total investments exclude short-term securities, options written, TBA sale commitments and borrowed bonds.

Credit Quality Allocation[1]	Percent of Total Investments[2]
AAA/Aaa	68%
AA/Aa	5
A	9
BBB/Baa	9
BB/Ba	2
CCC/Caa	1
CC/Ca	1
N/R3	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities, options written, TBA sale commitments and borrowed bonds.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments March 31, 2016 (Unaudited)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2012-1AR, Class BR, 2.64%, 9/20/23 (a)(b)	USD	4,020	$4,016,039
Series 2015-2A, Class B, 2.57%, 10/28/27 (a)(b)		3,250	3,145,578
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.16%, 12/25/33 (b)		581	466,861
Series 2006-CW1, Class A2C, 0.57%, 7/25/36 (b)		1,054	723,429
Series 2006-CW1, Class A2D, 0.69%, 7/25/36 (b)		13,114	7,649,685
ALM V Ltd., Series 2012-5A, Class A2R, 2.77%, 10/18/27 (a)(b)		1,600	1,568,000
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.47%, 4/24/24 (a)(b)		2,643	2,632,491
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.47%, 4/24/24 (a)(b)		1,197	1,195,799
ALM XIV Ltd., Series 2014-14A, Class A1, 2.05%, 7/28/26 (a)(b)		10,785	10,689,774
ALME Loan Funding II Ltd.:
Series 2X, Class A, 1.24%, 8/15/27 (b)	EUR	470	528,240
Series 2X, Class E, 4.94%, 8/15/27 (b)		395	384,841
Series 2X, Class F, 5.69%, 8/15/27 (b)		250	215,530
ALME Loan Funding IV BV, Series 4X, Class E, 5.75%, 1/15/30 (b)		1,130	1,118,029
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)	USD	2,131	2,089,619
AMMC CLO 17 Ltd., Series 2015-17A, Class B, 2.79%, 11/15/27 (a)(b)		1,180	1,165,486
AMMC CLO IX Ltd.:
Series 2011-9AR, Class B1R, 3.13%, 1/15/22		8,590	8,590,000
Series 2011-9AR, Class CR, 4.23%, 1/15/22		2,490	2,490,000
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class A1, 2.16%, 4/15/27 (a)(b)		2,020	1,988,690
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.37%, 7/13/25 (a)(b)		1,050	1,006,847
Apidos CLO IX, Series 2012-9AR, Class BR, 2.47%, 7/15/23 (a)(b)		3,035	2,922,402
Apidos CLO XI, Series 2012-11A, Class A, 2.01%, 1/17/23 (a)(b)		3,610	3,554,963
Apidos CLO XII, Series 2013-12A, Class A, 1.72%, 4/15/25 (a)(b)		18,861	18,519,616

Asset-Backed Securities		Par (000)	Value
Apidos CLO XV, Series 2013-15A, Class A1, 1.97%, 10/20/25 (a)(b)	USD	1,080	$1,063,199
Apidos CLO XVI, Series 2013-16A, Class A1, 2.07%, 1/19/25 (a)(b)		2,415	2,397,594
Apidos CLO XVIII, Series 2014-18A, Class A1, 2.03%, 7/22/26 (a)(b)		880	870,737
Arbour CLO Ltd.:
Series 2014-1X, Class E, 5.00%, 6/16/27 (b)	EUR	338	330,311
Series 2014-1X, Class F, 5.75%, 6/16/27 (b)		336	291,027
ARES CLO Ltd.:
Series 2012-2A, Class AR, 1.91%, 10/12/23 (a)(b)	USD	840	837,597
Series 2012-2A, Class CR, 3.32%, 10/12/23 (a)(b)		300	293,625
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 0.67%, 5/25/35 (b)		4,369	3,168,285
Arianna SPV Srl, Series 1, Class A, 3.60%, 10/20/30	EUR	1,077	1,241,213
AVANT Loans Funding Trust, Series 2015-A, Class A, 4.00%, 8/16/21 (a)	USD	2,587	2,548,450
Avoca CLO XIII Ltd., Series 13X, Class E, 5.37%, 1/21/28 (b)	EUR	430	428,787
Avoca CLO XIV Ltd.:
Series 14X, Class E, 4.75%, 7/12/28 (b)		490	446,058
Series 14X, Class F, 5.81%, 7/12/28 (b)		300	262,855
Series 14X, Class SUB, 0.00%, 7/12/28		1,290	1,042,205
Avoca CLO XV Ltd.:
Series 15X, Class E, 5.04%, 1/15/29 (b)		1,170	1,117,529
Series 15X, Class F, 6.79%, 1/15/29 (b)		465	419,142
Series 15X, Class M1, 0.00%, 1/15/29 (b)		1,100	887,890
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	1,009	980,389
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		2,557	2,611,038
Babson CLO Ltd., Series 2013-IA, Class A, 1.72%, 4/20/25 (a)(b)		4,310	4,194,793
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.02%, 10/22/25 (a)(b)		4,715	4,666,400
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.43%, 5/28/39 (a)(b)		8,666	6,284,509

Portfolio Abbreviations
ABS	Asset-Backed Security	COP	Columbian Peso	OTC	Over-the-counter
ADR	American Depositary Receipt	DKK	Danish Krone	PIK	Payment-in-kind
AKA	Also Known As	ETF	Exchange-Traded Fund	PLN	Polish Zloty
AMBAC	American Municipal Bond Assurance Corporation	EUR	Euro	RB	Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
AUD	Australian Dollar	FKA	Formerly Known As	RUB	Russian Ruble
BRL	Brazilian Real	GBP	British Pound	S&P	Standard & Poor’s
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	GO	General Obligation	SAR	Saudi Arabian Riyal
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CDO	Collateralized Debt Obligation	IDR	Indonesian Rupiah	TBA	To-be-announced
CHF	Swiss Franc	INR	Indian Rupee	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	JPY	Japanese Yen	TWD	Taiwan New Dollar
CLP	Chilean Peso	KRW	South Korean Won	USD	U.S. Dollar
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
CNY	Chinese Yuan	MXIBTIIE	Mexico Interbank TIIE 28-Day Rate	ZAR	South African Rand
COOIS	Colombia Overnight Interbank Reference Rate	MXN	Mexican Peso

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	37

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Bayview Opportunity Master Fund IIA Trust, Series 2012-4NR3, Class A, 3.72%, 2/28/35 (a)(b)	USD	916	$915,836
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		1,349	1,343,905
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		982	980,466
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		1,686	794,843
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		1,565	761,407
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		2,680	1,377,082
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE10, Class 22A, 0.57%, 12/25/36 (b)		3,607	2,675,741
Series 2006-HE7, Class 1A2, 0.60%, 9/25/36 (b)		5,735	4,691,323
Series 2006-HE9, Class 2A, 0.57%, 11/25/36 (b)		5,003	4,161,639
Series 2007-AQ2, Class A2, 0.60%, 1/25/37 (b)		1,682	1,463,200
Series 2007-FS1, Class 1A3, 0.60%, 5/25/35 (b)		1,258	1,011,469
Series 2007-HE1, Class 21A2, 0.59%, 1/25/37 (b)		1,116	999,653
Series 2007-HE2, Class 22A, 0.57%, 3/25/37 (b)		1,421	1,093,750
Series 2007-HE2, Class 23A, 0.57%, 3/25/37 (b)		2,804	2,062,308
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.24%, 1/25/36 (b)		730	678,203
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, 1.63%, 12/25/36 (a)(b)		1,200	1,111,966
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.82%, 7/15/24 (a)(b)		2,090	2,052,129
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A2, 2.57%, 1/20/28 (a)(b)		3,990	3,818,390
BlueMountain CLO Ltd.:
Series 2012-2A, Class B1, 2.68%, 11/20/24 (a)(b)		3,150	3,149,366
Series 2013-1A, Class A1, 1.82%, 5/15/25 (a)(b)		1,025	1,005,397
Series 2013-2A, Class A, 1.82%, 1/22/25 (a)(b)		850	835,256
Series 2014-2A, Class A, 2.08%, 7/20/26 (a)(b)		670	666,511
Series 2015-3A, Class A1, 1.81%, 10/20/27 (a)(b)		2,000	1,968,600
BlueMountain EUR CLO, Series 2016-1X, Class E, 0.10%, 4/25/30 (b)	EUR	1,200	1,243,818
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 2.01%, 1/20/25 (a)(b)	USD	6,630	6,586,394
Carlyle Global Market Strategies Euro CLO, Series 2015-3X, Class D, 5.55%, 1/15/29 (b)	EUR	1,500	1,489,974
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.55%, 10/25/36 (b)	USD	1,327	684,348
Series 2006-FRE2, Class A5, 0.51%, 10/25/36 (b)		1,121	574,866
Series 2006-NC2, Class A3, 0.58%, 6/25/36 (b)		4,730	3,934,945

Asset-Backed Securities		Par (000)	Value
Series 2006-NC3, Class A4, 0.67%, 8/25/36 (b)	USD	2,003	$1,104,648
Series 2006-NC5, Class A3, 0.58%, 1/25/37 (b)		7,250	4,046,389
Series 2006-NC5, Class A4, 0.65%, 1/25/37 (b)		803	450,286
Series 2007-FRE1, Class A2, 0.63%, 2/25/37 (b)		3,600	3,343,553
Series 2007-HE1, Class A2, 0.58%, 6/25/37 (b)		1,637	1,463,212
Series 2007-RFC1, Class A4, 0.65%, 12/25/36 (b)		1,440	753,550
Cent CLO 20 Ltd., Series 2013-20A, Class A, 2.10%, 1/25/26 (a)(b)		1,675	1,632,288
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		1,610	1,605,621
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		8,988	8,977,708
Series 2012-2A, Class A1R, 1.99%, 12/05/24 (a)(b)		4,000	3,968,204
Series 2012-3A, Class A1L, 2.00%, 1/29/25 (a)(b)		5,000	4,984,705
Series 2012-3A, Class A2L, 2.87%, 1/29/25 (a)(b)		4,480	4,479,017
Series 2013-4A, Class B1, 2.49%, 11/27/24 (a)(b)		4,270	4,081,037
Series 2014-1A, Class A, 2.12%, 4/18/25 (a)(b)		1,720	1,708,215
Series 2014-2A, Class A1L, 2.10%, 5/24/26 (a)(b)		4,865	4,818,783
Series 2014-5A, Class A1, 2.20%, 1/17/27 (a)(b)		2,225	2,213,984
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.69%, 8/25/36 (b)		3,550	2,517,272
Colombo Srl, Series 1, Class B, 0.25%, 8/28/26 (b)	EUR	128	144,104
Colony American Homes, Series 2015-1A, Class A, 1.64%, 7/17/32 (a)(b)	USD	8,457	8,265,015
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		1,431	893,142
Conseco Financial Corp.:
Series 1997-3, Class M1, 7.53%, 3/15/28 (b)		2,233	2,182,706
Series 1998-8, Class A1, 6.28%, 9/01/30		1,742	1,838,516
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.06%, 9/25/33 (b)		672	617,426
Series 2004-5, Class A, 1.34%, 10/25/34 (b)		752	735,705
Series 2006-17, Class 2A2, 0.58%, 3/25/47 (b)		677	595,492
Series 2006-8, Class 2A3, 0.60%, 1/25/46 (b)		1,961	1,762,764
Series 2006-S10, Class A3, 0.75%, 10/25/36 (b)		13,951	11,588,273
Series 2006-S3, Class A4, 6.44%, 1/25/29 (c)		889	868,174
Series 2006-SPS1, Class A, 0.66%, 12/25/25 (b)		343	1,217,647
Series 2007-S3, Class A3, 0.81%, 5/25/37 (b)		3,847	2,787,689
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-SL1, Class A2, 6.06%, 9/25/36 (a)(c)		3,616	914,394

See Notes to Consolidated Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2007-RP1, Class A, 0.74%, 5/25/46 (a)(b)	USD	872	$735,107
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.74%, 10/20/43 (a)(b)		541	519,144
CVC Cordatus Loan Fund III Ltd., Series 3X, Class A1, 1.35%, 7/08/27 (b)	EUR	1,640	1,848,434
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35	USD	1,150	1,126,491
Series 2006-S5, Class A5, 6.16%, 6/25/35		713	647,213
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		3,269	3,231,976
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.73%, 12/15/33 (a)(b)		1,878	1,559,138
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.62%, 5/15/35 (b)		1,805	1,487,522
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		8,094	7,947,621
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.00%, 1/15/25 (a)(b)		10,090	10,031,584
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.72%, 8/15/25 (a)(b)		2,090	2,054,838
ECP CLO Ltd., Series 2012-4A, Class A1, 1.92%, 6/19/24 (a)(b)		4,910	4,862,027
Euro-Galaxy IV CLO BV:
Series 2015-4X, Class D, 3.35%, 7/30/28 (b)	EUR	270	281,119
Series 2015-4X, Class E, 4.55%, 7/30/28 (b)		365	338,731
Series 2015-4X, Class F, 6.25%, 7/30/28 (b)		380	338,717
Fannie Mae REMIC Trust, Series 2003-W5, Class A, 0.66%, 4/25/33 (b)	USD	4	3,859
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.17%, 1/15/23 (a)(b)		3,533	3,508,719
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A1R, 1.70%, 4/20/23 (a)(b)		5,797	5,764,453
Series 2012-7A, Class A2R, 2.42%, 4/20/23 (a)(b)		3,500	3,447,920
Series 2012-7A, Class BR, 3.12%, 4/20/23 (a)(b)		2,870	2,770,239
Galaxy XV CLO Ltd., Series 2013-15A, Class A, 1.87%, 4/15/25 (a)(b)		1,350	1,318,275
GFT Mortgage Loan Trust:
Series 2015-GFT1, Class A, 3.72%, 1/25/55 (a)(c)		1,909	1,886,148
Series 2015-GFT2, Class A, 4.34%, 6/25/59 (a)(c)		1,319	1,314,497
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 0.62%, 12/25/36 (b)		302	262,244
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (b)		870	949,664
Series 1999-5, Class M2, 9.23%, 12/15/29 (b)		381	321,571
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.50%, 3/25/36 (b)		23	12,984
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.55%, 9/25/36 (b)		3,146	1,345,124
Series 2007-H1, Class A1B, 0.63%, 1/25/47 (b)		1,297	799,621

Asset-Backed Securities		Par (000)	Value
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.89%, 10/28/24 (a)(b)	USD	5,105	$5,008,210
Harvest CLO:
Series 11X, Class E, 5.21%, 3/26/29 (b)	EUR	970	949,070
Series 11X, Class SUB, 0.00%, 3/26/29 (b)		4,040	3,539,787
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 2.87%, 9/20/22 (a)(b)	USD	3,010	3,009,615
Series 6A-2015, Class A, 2.07%, 5/05/27 (a)(b)		5,350	5,285,097
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.37%, 7/25/36 (c)		3,551	1,419,328
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.80%, 4/15/36 (b)		1,961	1,711,830
ING IM CLO Ltd., Series 2012-1RA, Class A2R, 2.19%, 3/14/22 (a)(b)		1,800	1,773,543
ING Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.77%, 4/25/25 (a)(b)		1,815	1,781,468
Invitation Homes Trust:
Series 2013-SFR1, Class A, 1.58%, 12/17/30 (a)(b)		2,731	2,701,170
Series 2014-SFR1, Class A, 1.44%, 6/17/31 (a)(b)		2,383	2,329,658
Series 2014-SFR2, Class A, 1.54%, 9/17/31 (a)(b)		3,053	2,989,284
Series 2014-SFR2, Class E, 3.85%, 9/17/31 (a)(b)		1,460	1,391,107
Series 2014-SFR3, Class A, 1.64%, 12/17/31 (a)(b)		1,781	1,748,064
Series 2015-SFR3, Class A, 1.74%, 8/17/32 (a)(b)		9,376	9,237,462
Irwin Home Equity Loan Trust, Series 2006-2, Class 2A2, 6.24%, 2/25/36 (a)(c)		1,334	1,385,979
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		921	509,913
Jubilee CDO BV, Series VIII-X, Class Sub, 5.05%, 1/15/24 (b)	EUR	880	651,806
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.77%, 7/15/25 (a)(b)	USD	4,515	4,374,087
LCM IX LP, Series 9A, Class C, 3.47%, 7/14/22 (a)(b)		500	500,008
LCM XIV LP, Series 14A, Class A, 1.77%, 7/15/25 (a)(b)		320	311,552
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		4,790	5,028,903
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		797	522,201
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		6,345	6,324,714
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.65%, 2/25/36 (b)		4,801	3,778,852
Series 2006-10, Class 2A3, 0.59%, 11/25/36 (b)		4,605	1,821,966
Series 2006-10, Class 2A4, 0.65%, 11/25/36 (b)		2,736	1,096,298
Series 2006-11, Class 1A, 0.59%, 12/25/36 (b)		4,487	2,686,750
Series 2006-2, Class 2A3, 0.62%, 3/25/46 (b)		8,332	3,167,877

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	39

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2006-3, Class 2A3, 0.61%, 5/25/46 (b)	USD	6,307	$2,081,362
Series 2006-3, Class 2A4, 0.70%, 5/25/46 (b)		1,240	419,096
Series 2006-4, Class 2A4, 0.69%, 5/25/36 (b)		2,325	926,002
Series 2006-9, Class 2A3, 0.59%, 10/25/36 (b)		4,403	1,621,555
Series 2006-9, Class 2A4, 0.66%, 10/25/36 (b)		1,969	734,580
Madison Park Funding IX Ltd.:
Series 2012-9AR, Class AR, 1.61%, 8/15/22 (a)(b)		2,366	2,362,773
Series 2012-9AR, Class C1R, 3.17%, 8/15/22 (a)(b)		580	571,679
Madison Park Funding Ltd., Series 2012-8AR, Class CR, 3.10%, 4/22/22 (a)(b)		280	279,969
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4, 0.71%, 5/25/37 (b)		1,318	870,325
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.04%, 12/25/34 (b)		820	728,331
MSCC Heloc Trust, Series 2007-1, Class A, 0.53%, 12/25/31 (b)		257	251,294
Muir Woods CLO Ltd., Series 2012-1A, Class B, 3.10%, 9/14/23 (a)(b)		500	498,242
Navient Private Education Loan Trust:
Series 2014-AA, Class A3, 2.04%, 10/15/31 (a)(b)		8,500	7,893,496
Series 2014-AA, Class B, 3.50%, 8/15/44 (a)		6,000	5,129,380
Series 2014-CTA, Class B, 2.19%, 10/17/44 (a)(b)		8,550	7,795,992
Series 2015-AA, Class A2A, 2.65%, 12/15/28 (a)		18,636	18,408,300
Series 2015-AA, Class A3, 2.13%, 11/15/30 (a)(b)		4,476	4,217,575
Series 2016-AA, Class A2B, 2.71%, 12/15/45 (a)(b)		7,120	6,935,608
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		2,040	1,718,398
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.18%, 7/15/19 (a)(b)		1,150	1,138,392
North Westerly CLO BV, Series IV-X, Class A-1, 1.79%, 1/15/26 (b)	EUR	2,500	2,844,291
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.04%, 1/18/24 (a)(b)	USD	4,300	4,267,776
Oak Hill European Credit Partners IV Designated Activity Co.:
Series 2015-4X, Class E, 5.06%, 1/20/30 (b)	EUR	1,540	1,472,218
Series 2015-4X, Class F, 7.06%, 1/20/30 (b)		670	587,044
Oaktree EIF II Ltd., Series 2014-A2, Class B, 2.92%, 11/15/25 (a)(b)	USD	1,640	1,581,557
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		685	565,936
OCP CLO Ltd.:
Series 2014-5A, Class A1, 1.62%, 4/26/26 (a)(b)		330	320,334
Series 2015-8A, Class A1, 2.15%, 4/17/27 (a)(b)		420	415,758
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A, 2.14%, 4/15/26 (a)(b)		1,500	1,486,872
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.74%, 7/17/25 (a)(b)		5,195	5,067,723

Asset-Backed Securities		Par (000)	Value
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.02%, 10/20/25 (a)(b)	USD	540	$529,422
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.74%, 4/20/25 (a)(b)		4,130	4,039,966
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.89%, 8/23/24 (a)(b)		5,315	5,272,837
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		6,347	6,331,058
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		1,340	1,310,612
Series 2015-1A, Class C, 5.12%, 3/18/26 (a)		1,536	1,452,021
Series 2015-1A, Class D, 6.63%, 3/18/26 (a)		730	694,435
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		4,590	4,257,485
Series 2015-2A, Class D, 5.64%, 7/18/25 (a)		2,270	2,093,135
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.08%, 7/25/33 (b)		1,209	1,117,830
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 3A4, 5.86%, 1/25/37 (c)		2,530	2,356,839
OZLM Funding III Ltd., Series 2013-3A, Class A1, 1.95%, 1/22/25 (a)(b)		1,000	982,600
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.77%, 7/22/25 (a)(b)		9,995	9,814,091
OZLM Funding Ltd., Series 2012-2A, Class A1, 2.10%, 10/30/23 (a)(b)		4,450	4,446,150
OZLM VII Ltd.:
Series 2014-7A, Class A1A, 2.04%, 7/17/26 (a)(b)		4,740	4,683,717
Series 2014-7A, Class A1B, 2.11%, 7/17/26 (a)(b)		250	248,125
OZLM XI Ltd., Series 2015-11A, Class A1A, 2.17%, 1/30/27 (a)(b)		9,258	9,200,876
OZLM XII Ltd., Series 2015-12A, Class A1, 2.07%, 4/30/27 (a)(b)		570	562,715
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		4,141	4,131,704
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.84%, 2/17/32 (a)(b)		3,011	2,971,456
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		1,749	1,748,064
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (a)		500	477,128
Race Point V CLO Ltd., Series 2011-5A, Class CR, 3.36%, 12/15/22 (a)(b)		1,010	1,013,425
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 1.87%, 2/20/25 (a)(b)		1,921	1,881,043
RASC Trust, Series 2003-KS5, Class AIIB, 1.02%, 7/25/33 (b)		440	386,000
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.92%, 6/25/23 (a)(b)		2,508	2,499,505
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		8,454	8,370,403
SACO I Trust, Series 2006-9, Class A1, 0.73%, 8/25/36 (b)		1,186	1,579,747
Santander Drive Auto Receivables Trust:
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		145	144,625
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		100	100,419
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		304	304,165

See Notes to Consolidated Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)	USD	326	$326,296
Scholar Funding Trust, Series 2011-A, Class A, 1.52%, 10/28/43 (a)(b)		2,569	2,450,622
Sheridan Square CLO Ltd., Series 2013-1A, Class A2, 1.79%, 4/15/25 (a)(b)		6,210	6,082,824
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.07%, 5/15/26 (a)(b)		3,700	3,574,681
SLC Private Student Loan Trust, Series 2006-A, Class C, 1.07%, 7/15/36 (b)		2,010	1,742,013
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, 1.03%, 6/15/33 (b)		4,311	3,973,656
Series 2004-B, Class A2, 0.83%, 6/15/21 (b)		1,143	1,134,402
Series 2004-B, Class A3, 0.96%, 3/15/24 (b)		17,980	16,414,686
Series 2006-B, Class A5, 0.90%, 12/15/39 (b)		830	691,543
Series 2006-C, Class A4, 0.80%, 3/15/23 (b)		523	514,787
Series 2007-A, Class A2, 0.75%, 9/15/25 (b)		1,390	1,367,860
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.69%, 6/16/42 (a)(b)		2,817	2,863,428
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		620	599,270
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		2,095	2,053,546
Series 2014-A, Class A2A, 2.59%, 1/15/26 (a)		500	502,260
SLM Student Loan Trust, Series 2013-C, Class A2B, 1.83%, 10/15/31 (a)(b)		500	497,410
SMB Private Education Loan Trust:
Series 2015-B, Class A2B, 1.64%, 7/15/27 (a)(b)		1,680	1,633,532
Series 2015-B, Class A3, 2.19%, 5/17/32 (a)(b)		6,400	6,171,072
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		3,830	3,673,123
Sorrento Park CLO Ltd., Series 1X, Class E, 6.24%, 11/16/27 (b)	EUR	340	276,968
Sound Point CLO I Ltd., Series 2012-1A, Class B, 3.32%, 10/20/23 (a)(b)	USD	250	251,270
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 1.99%, 1/21/26 (a)(b)		2,385	2,350,613
Sound Point CLO Ltd., Series 2014-3A, Class A, 2.12%, 1/23/27 (a)(b)		6,225	6,088,673
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 1.98%, 10/20/26 (a)(b)		3,560	3,478,120
Springleaf Funding Trust:
Series 2014-AA, Class B, 3.45%, 12/15/22 (a)		2,335	2,298,384
Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		3,952	3,754,024
St. Pauls CLO, Series 4X, Class A1, 1.25%, 4/25/28 (b)	EUR	1,500	1,693,424
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 1/25/31 (a)	USD	693	671,646
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.74%, 1/25/35 (b)		1,156	1,056,845
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		1,499	1,490,560
SWAY Residential Trust, Series 2014-1, Class A, 1.74%, 1/17/32 (a)(b)		9,913	9,748,781
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.92%, 10/15/25 (a)(b)		3,000	2,940,942

Asset-Backed Securities		Par (000)	Value
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.82%, 10/17/26 (a)(b)	USD	6,230	$5,960,745
TICP CLO I Ltd., Series 2015-1A, Class A, 2.12%, 7/20/27 (a)(b)		1,000	988,671
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.16%, 1/20/27 (a)(b)		1,960	1,947,569
Series 2014-3A, Class B1, 2.97%, 1/20/27 (a)(b)		374	358,588
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.68%, 5/17/32 (a)(b)		1,170	1,139,855
U.S. Residential Opportunity Fund Trust:
Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		6,096	6,045,100
Series 2015-1IV, Class A, 3.72%, 2/27/35 (a)		1,714	1,701,288
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.22%, 1/15/27 (a)(b)		1,940	1,916,114
Venture XXI CLO Ltd., Series 2015-21A, Class A, 2.11%, 7/15/27 (a)(b)		2,630	2,573,455
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.57%, 10/15/22 (a)(b)		2,470	2,407,139
Series 2012-3A, Class AR, 1.94%, 10/15/22 (a)(b)		1,700	1,695,123
Series 2012-4A, Class A1, 2.01%, 10/15/23 (a)(b)		1,210	1,202,181
Series 2013-3A, Class A1, 2.07%, 1/18/26 (a)(b)		2,685	2,641,376
Series 2014-4A, Class A1, 2.12%, 10/14/26 (a)(b)		4,740	4,698,530
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.56%, 7/25/37 (a)(b)		3,123	2,757,882
World Financial Network Credit Card Master Trust:
Series 2012-C, Class B, 3.57%, 8/15/22		3,000	3,060,188
Series 2012-C, Class C, 4.55%, 8/15/22		5,030	5,188,489
Series 2012-D, Class B, 3.34%, 4/17/23		3,551	3,587,125
Series 2012-D, Class M, 3.09%, 4/17/23		2,725	2,775,144
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		2,038	2,009,697
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.20%, 10/17/26 (a)(b)		12,445	12,326,773
Total Asset-Backed Securities — 8.1%			719,030,184

Common Stocks		Shares
Airlines — 0.0%
United Continental Holdings, Inc. (d)		34,394	2,058,825
Diversified Financial Services — 0.0%
Concrete Investment II SCA — Stapled (e)		12,471	—
Energy Equipment & Services — 0.0%
Vantage Drilling Co. (d)		311,000	5,349
Internet Software & Services — 0.0%
Alibaba Group Holding Ltd. — ADR (d)		17,720	1,400,412
Metals & Mining — 0.0%
Northern Graphite Corp. (d)		99,612	39,883

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	41

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels — 0.0%
Concho Resources, Inc. (d)		4,696	$474,484
Matador Resources Co. (d)		31,299	593,429

			1,067,913
Real Estate Investment Trusts (REITs) — 0.0%
Two Harbors Investment Corp.		46,644	370,353
VEREIT, Inc.		177,592	1,575,241

			1,945,594
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc.		29,096	3,171,173
Total Common Stocks — 0.1%			9,689,149

Corporate Bonds		Par (000)
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)	USD	1,372	1,393,816
3.85%, 12/15/25 (a)		890	915,794
4.75%, 10/07/44 (a)		259	270,227
Boeing Co.:
2.35%, 10/30/21		1,552	1,594,519
2.20%, 10/30/22		432	429,449
2.60%, 10/30/25		615	625,322
Lockheed Martin Corp.:
3.10%, 1/15/23		585	606,753
3.55%, 1/15/26		1,596	1,690,582
3.60%, 3/01/35		2,117	2,059,011
4.50%, 5/15/36		632	679,825
4.07%, 12/15/42		2,100	2,121,890
4.70%, 5/15/46		1,837	2,054,007
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		1,254	1,360,590
7.38%, 7/15/39 (a)		150	156,000
6.25%, 1/15/40 (a)		1,890	1,795,500
Northrop Grumman Corp., 3.85%, 4/15/45		2,310	2,285,918
United Technologies Corp.:
1.78%, 5/04/18 (c)		8,656	8,676,168
4.15%, 5/15/45		2,411	2,502,285

			31,217,656
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		5,078	5,486,855
3.90%, 2/01/35		392	379,474
4.10%, 2/01/45		2,759	2,624,457
4.75%, 11/15/45		2,033	2,151,583
4.55%, 4/01/46		3,298	3,389,374
XPO Logistics, Inc., 5.75%, 6/15/21	EUR	100	108,431

			14,140,174
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)	USD	3,144	3,081,120
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		8,848	8,627,189
Southwest Airlines Co.:
2.75%, 11/06/19		1,486	1,528,629
2.65%, 11/05/20		3,015	3,074,133
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		1,902	1,806,767
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		503	497,678

			18,615,516

Corporate Bonds		Par (000)	Value
Auto Components — 0.1%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	975	$1,349,927
BorgWarner, Inc., 3.38%, 3/15/25	USD	2,992	2,931,636
Dakar Finance SA, 9.00% (9.00% Cash or 9.25% PIK), 11/15/20 (f)	EUR	600	666,192
Delphi Automotive PLC, 4.25%, 1/15/26	USD	3,630	3,789,063
FTE Verwaltungs GmbH, 9.00%, 7/15/20	EUR	100	120,162

			8,856,980
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)	USD	6,605	6,674,788
Fiat Chrysler Finance Europe:
6.63%, 3/15/18	EUR	183	226,274
4.75%, 7/15/22		144	175,926
Suzuki Motor Corp.:
0.00%, 3/31/21 (g)(h)	JPY	30,000	279,222
0.00%, 3/31/23 (g)(h)		30,000	280,221

			7,636,431
Banks — 2.4%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	625	682,741
Australia & New Zealand Banking Group Ltd., 4.50%, 3/19/24	USD	534	540,835
Banco Espirito Santo SA:
2.63%, 5/08/17 (d)	EUR	400	106,963
4.75%, 1/15/18 (d)		2,200	588,296
4.00%, 1/21/19 (d)		5,200	1,390,517
Banco Popolare SC, 3.50%, 3/14/19		4,061	4,731,048
Bank of America Corp.:
2.25%, 4/21/20	USD	7,485	7,412,725
3.30%, 1/11/23		7,777	7,842,342
3.88%, 8/01/25		15,764	16,338,472
4.88%, 4/01/44		901	981,790
Bank of Ireland, 4.25%, 6/11/24 (b)	EUR	116	131,827
Bankia SA, 4.00%, 5/22/24 (b)		4,300	4,693,034
Barclays Bank PLC, 7.63%, 11/21/22	USD	226	242,950
BB&T Corp., 2.45%, 1/15/20		4,200	4,272,832
Branch Banking & Trust Co., 2.30%, 10/15/18		1,855	1,884,057
CaixaBank SA, 5.00%, 11/14/23 (b)	EUR	300	350,166
Citigroup, Inc.:
1.80%, 2/05/18	USD	6,961	6,953,955
2.50%, 9/26/18		8,073	8,196,468
2.50%, 7/29/19		10,612	10,754,625
3.50%, 5/15/23		4,389	4,388,030
3.88%, 3/26/25		4,740	4,696,747
Citizens Bank N.A., 2.30%, 12/03/18		2,754	2,769,563
Commerzbank AG, 7.75%, 3/16/21	EUR	4,300	5,921,499
Cooperatieve Rabobank UA, 4.38%, 8/04/25	USD	5,045	5,194,327
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		15,610	15,611,561
HSH Nordbank AG:
0.62%, 2/14/17 (b)	EUR	3,140	3,248,763
0.66%, 2/14/17 (b)		1,103	1,142,147
Ibercaja Banco SA, 5.00%, 7/28/25 (b)		100	105,374
Intesa Sanpaolo SpA:
6.63%, 9/13/23		2,575	3,511,439
2.86%, 4/23/25		100	110,723
3.93%, 9/15/26		1,980	2,302,186
JPMorgan Chase & Co.:
1.35%, 2/15/17	USD	9,255	9,275,361
2.20%, 10/22/19		3,691	3,754,245
2.75%, 6/23/20		3,909	4,003,011
2.55%, 10/29/20		7,880	7,986,144
3.88%, 9/10/24		8,950	9,178,681
3.90%, 7/15/25		4,236	4,490,770
4.25%, 10/01/27		3,750	3,900,488

See Notes to Consolidated Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks (continued)
Lloyds Banking Group PLC, 5.30%, 12/01/45 (a)	USD	947	$927,795
Mitsubishi UFJ Financial Group, Inc., 3.85%, 3/01/26		600	624,096
Santander UK Group Holdings PLC, 4.75%, 9/15/25 (a)		2,423	2,291,782
Security Bank Corp., 3.95%, 2/03/20		155	162,501
Shinhan Bank, 3.88%, 3/24/26		470	475,421
U.S. Bancorp, 2.95%, 7/15/22		7,244	7,435,691
UniCredit SpA:
6.95%, 10/31/22	EUR	200	255,856
5.75%, 10/28/25 (b)		4,820	5,742,953
United Overseas Bank Ltd., 3.50%, 9/16/26 (b)	USD	800	804,080
Vietnam Joint Stock Commercial Bank for Industry and Trade, 8.00%, 5/17/17		200	206,760
Washington Mutual Bank:
0.00%, 5/01/09 (d)(i)		1,540	315,700
0.00%, 11/06/09 (d)(i)		3,410	699,050
0.00%, 6/16/10 (d)(i)		1,590	325,950
0.00%, 12/31/49 (d)(i)		2,570	526,850
Wells Fargo & Co.:
2.60%, 7/22/20		4,233	4,331,548
2.55%, 12/07/20		3,376	3,437,875
3.55%, 9/29/25		6,920	7,254,707
3.90%, 5/01/45		4,985	4,985,588
4.90%, 11/17/45		1,903	2,042,570
Woori Bank, 4.75%, 4/30/24		1,800	1,891,690
Yamaguchi Financial Group, Inc., 0.13%, 3/26/20 (b)(g)		400	372,900

			214,798,065
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		11,072	11,377,443
3.30%, 2/01/23		6,425	6,679,578
3.65%, 2/01/26		8,575	9,017,581
4.70%, 2/01/36		2,580	2,788,216
4.90%, 2/01/46		3,778	4,222,149
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		1,513	1,437,439
Molson Coors Brewing Co., 5.00%, 5/01/42		1,111	1,155,838
PepsiCo., Inc., 4.45%, 4/14/46		4,840	5,396,368

			42,074,612
Biotechnology — 0.8%
AbbVie, Inc.:
2.50%, 5/14/20		6,302	6,415,890
2.90%, 11/06/22		5,173	5,264,391
4.50%, 5/14/35		2,860	2,971,566
4.40%, 11/06/42		4,490	4,536,256
Amgen, Inc.:
2.13%, 5/01/20		4,058	4,107,731
5.65%, 6/15/42		4,010	4,715,584
4.40%, 5/01/45		2,374	2,423,080
Biogen, Inc.:
2.90%, 9/15/20		1,721	1,771,165
3.63%, 9/15/22		2,939	3,108,569
4.05%, 9/15/25		2,474	2,643,917
5.20%, 9/15/45		1,945	2,157,380
Celgene Corp.:
2.25%, 5/15/19		3,542	3,593,377
3.25%, 8/15/22		4,371	4,513,599
Gilead Sciences, Inc.:
2.35%, 2/01/20		1,209	1,237,006
3.65%, 3/01/26		931	989,312
4.60%, 9/01/35		1,057	1,147,171

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
4.80%, 4/01/44	USD	8,399	$9,198,047
4.50%, 2/01/45		2,446	2,590,825
4.75%, 3/01/46		2,685	2,938,980

			66,323,846
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		1,285	1,358,888
Capital Markets — 1.2%
Bank of New York Mellon Corp., 2.10%, 1/15/19		6,780	6,869,503
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	200	297,805
Credit Suisse AG, 3.00%, 10/29/21	USD	2,841	2,897,902
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		7,681	7,579,933
4.88%, 5/15/45		2,635	2,510,325
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		10,208	10,409,812
2.60%, 4/23/20		5,099	5,140,995
2.75%, 9/15/20		2,492	2,528,224
3.50%, 1/23/25		3,983	4,020,157
3.75%, 5/22/25		10,787	11,036,665
4.80%, 7/08/44		1,798	1,879,980
4.75%, 10/21/45		2,749	2,873,307
Jefferies Group LLC, 6.50%, 1/20/43		1,239	1,103,819
Morgan Stanley:
2.80%, 6/16/20		8,614	8,770,878
3.75%, 2/25/23		5,956	6,205,944
3.70%, 10/23/24		6,314	6,521,225
4.00%, 7/23/25		11,093	11,599,229
3.88%, 1/27/26		6,448	6,726,612
4.30%, 1/27/45		4,645	4,673,989
UBS AG, 4.75%, 5/22/23 (b)		625	632,283
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (a)		2,534	2,537,613

			106,816,200
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		2,135	1,855,249
CF Industries, Inc.:
3.45%, 6/01/23		2,140	2,069,936
5.38%, 3/15/44		3,456	3,179,071
Dow Chemical Co.:
4.38%, 11/15/42		1,370	1,315,038
4.63%, 10/01/44		2,072	2,073,169
Eastman Chemical Co., 4.80%, 9/01/42		2,205	2,091,187
Ecolab, Inc., 2.25%, 1/12/20		2,950	2,980,031
Fufeng Group Ltd., 3.00%, 11/27/18 (g)	CNY	2,000	303,977
INEOS Finance PLC, 4.00%, 5/01/23	EUR	1,200	1,325,679
Monitchem HoldCo 3 SA, 5.25%, 6/15/21		100	113,221
Monsanto Co., 3.60%, 7/15/42	USD	2,845	2,297,850
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	181	171,977
Sherwin-Williams Co., 4.00%, 12/15/42	USD	971	927,554
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	100	114,901
Yingde Gases Investment Ltd., 8.13%, 4/22/18	USD	400	292,000

			21,110,840
Commercial Services & Supplies — 0.2%
ADT Corp., 4.88%, 7/15/42		909	609,030
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		6,335	6,360,847
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (f)	EUR	856	906,610
Republic Services, Inc., 3.20%, 3/15/25	USD	4,801	4,826,503
Transfield Services Ltd., 8.38%, 5/15/20 (a)		200	204,500
Verisure Holding AB, 6.00%, 11/01/22	EUR	150	181,268

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	43

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Waste Management, Inc.:
3.13%, 3/01/25	USD	2,270	$2,326,366
3.90%, 3/01/35		2,526	2,451,953

			17,867,077
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		1,299	1,302,680
4.85%, 4/27/35		3,635	3,778,255
5.05%, 4/27/45		1,470	1,566,238
Juniper Networks, Inc., 3.30%, 6/15/20		2,728	2,766,432

			9,413,605
Construction & Engineering — 0.0%
Kandenko Co. Ltd., 0.00%, 3/31/21 (g)(h)	JPY	30,000	271,923
Obrascon Huarte Lain SA, 5.50%, 3/30/23	EUR	689	624,546
Pratama Agung Pte. Ltd., 6.25%, 2/24/20	USD	800	795,533

			1,692,002
Construction Materials — 0.0%
BMBG Bond Finance SCA, 5.08%, 10/15/20 (b)	EUR	101	114,928
Cemex Finance LLC, 5.25%, 4/01/21		150	171,104
Cemex SAB de CV, 4.38%, 3/05/23		224	237,558
Dry Mix Solutions Investissements SAS, 4.03%, 6/15/21 (b)		964	1,062,659
HeidelbergCement AG, 2.25%, 3/30/23		75	85,236

			1,671,485
Consumer Finance — 1.4%
American Express Credit Corp.:
1.13%, 6/05/17	USD	10,032	10,022,871
2.25%, 8/15/19		6,261	6,338,962
Capital One Bank USA N.A., 2.30%, 6/05/19		1,000	996,572
Capital One Financial Corp.:
4.75%, 7/15/21		160	175,331
4.20%, 10/29/25		4,105	4,156,341
Capital One N.A.:
2.40%, 9/05/19		650	648,185
2.95%, 7/23/21		12,169	12,235,248
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		24,350	24,170,492
2.15%, 1/09/18		5,342	5,335,675
3.34%, 3/18/21		12,423	12,783,814
4.25%, 9/20/22		4,430	4,738,408
General Motors Financial Co., Inc.:
2.75%, 5/15/16		3,270	3,275,896
2.63%, 7/10/17		6,640	6,680,411
4.75%, 8/15/17		4,115	4,247,923
3.10%, 1/15/19		1,546	1,564,489
3.70%, 11/24/20		4,313	4,395,434
3.45%, 4/10/22		3,344	3,283,373
4.00%, 1/15/25		6,362	6,178,851
Hyundai Capital Services, Inc., 2.88%, 3/16/21		1,000	1,006,850
Synchrony Financial:
2.60%, 1/15/19		3,356	3,363,168
2.70%, 2/03/20		1,986	1,967,935
4.50%, 7/23/25		4,007	4,121,544
Toyota Motor Credit Corp., 2.75%, 5/17/21		6,048	6,265,153

			127,952,926
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 1/15/22	EUR	100	115,213

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Ball Corp., 4.38%, 12/15/23	EUR	200	$243,227
Crown European Holdings SA:
4.00%, 7/15/22		147	177,726
3.38%, 5/15/25		159	179,343
Horizon Holdings I SASU, 7.25%, 8/01/23		100	119,480
International Paper Co.:
3.65%, 6/15/24		2,748	2,788,673
4.80%, 6/15/44		1,913	1,842,330
OI European Group BV, 6.75%, 9/15/20		125	166,063
ProGroup AG, 5.13%, 5/01/22		190	227,552
Sealed Air Corp., 4.50%, 9/15/23		142	171,277
SGD Group SAS, 5.63%, 5/15/19		226	261,988

			6,292,872
Diversified Consumer Services — 0.0%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	200	289,283
Massachusetts Institute of Technology, 3.96%, 7/01/38	USD	1,385	1,516,417

			1,805,700
Diversified Financial Services — 0.9%
Altice Financing SA:
5.25%, 2/15/23	EUR	1,103	1,281,840
6.63%, 2/15/23 (a)	USD	350	350,875
Annington Finance No. 4 PLC, 1.56%, 1/10/23 (b)	GBP	1	793
APT Pipelines Ltd.:
3.88%, 10/11/22	USD	211	210,473
4.20%, 3/23/25		600	582,390
Berkshire Hathaway, Inc., 3.13%, 3/15/26		10,475	10,740,499
BP Capital Markets PLC, 2.24%, 5/10/19		8,103	8,201,233
BPE Financiaciones SA, 2.00%, 2/03/20	EUR	5,300	5,896,997
Cable & Wireless International Finance BV, 8.63%, 3/25/19	GBP	10	15,797
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22		425	602,286
GE Capital International Funding Co., 3.37%, 11/15/25 (a)	USD	10,328	11,020,957
General Electric Capital Corp.:
3.15%, 9/07/22		1,614	1,720,806
3.10%, 1/09/23		2,347	2,485,281
HeidelbergCement Finance Luxembourg SA, 3.25%, 10/21/21	EUR	84	103,248
Intercontinental Exchange, Inc.:
2.75%, 12/01/20	USD	2,129	2,173,832
3.75%, 12/01/25		1,363	1,387,932
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (f)	EUR	1,964	2,262,937
Moody’s Corp., 4.50%, 9/01/22	USD	3,239	3,520,310
Shell International Finance BV:
2.13%, 5/11/20		9,462	9,549,722
4.13%, 5/11/35		8,405	8,612,049
3.63%, 8/21/42		2,135	1,910,806
Virgin Media Finance PLC, 4.50%, 1/15/25	EUR	104	114,368
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	459	687,254
5.50%, 1/15/25		900	1,266,768
4.88%, 1/15/27		123	168,267
Woodside Finance Ltd., 3.65%, 3/05/25 (a)	USD	562	522,072

			75,389,792
Diversified Telecommunication Services — 1.3%
AT&T Inc.:
2.38%, 11/27/18		3,181	3,249,503

See Notes to Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
2.30%, 3/11/19	USD	3,858	$3,939,022
2.45%, 6/30/20		7,861	7,965,716
4.60%, 2/15/21		10,051	10,996,136
3.88%, 8/15/21		4,529	4,819,390
3.00%, 6/30/22		12,219	12,396,664
3.40%, 5/15/25		8,503	8,522,923
6.38%, 3/01/41		1,994	2,321,738
4.30%, 12/15/42		4,827	4,418,201
4.75%, 5/15/46		1,887	1,840,687
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		1,700	1,815,569
eircom Finance Ltd., 9.25%, 5/15/20	EUR	136	162,918
Proven Honour Capital Ltd., 4.13%, 5/19/25	USD	2,100	2,131,538
TDF Infrastructure SAS, 2.50%, 4/07/26	EUR	600	685,950
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	709	698,365
6.00%, 9/30/34		595	565,565
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	785	1,210,358
Telecom Italia SpA, 3.25%, 1/16/23		940	1,118,614
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22		100	122,609
6.75%, 8/15/24		200	249,770
Telenet Finance VI Luxembourg SCA, 4.88%, 7/15/27		100	113,164
Verizon Communications, Inc.:
2.63%, 2/21/20	USD	8,455	8,699,671
3.45%, 3/15/21		10,544	11,191,359
5.05%, 3/15/34		2,196	2,380,163
4.40%, 11/01/34		9,689	9,795,065
3.85%, 11/01/42		6,499	5,901,813
4.86%, 8/21/46		5,028	5,302,132
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	170	191,751
Ziggo Bond Finance BV, 4.63%, 1/15/25		2,591	2,874,597

			115,680,951
Electric Utilities — 1.0%
1MDB Energy Ltd., 5.99%, 5/11/22	USD	2,000	2,101,694
Alabama Power Co., 2.80%, 4/01/25		852	860,076
Chugoku Electric Power Co., Inc.:
0.00%, 3/23/18 (g)(h)	JPY	20,000	182,594
0.00%, 3/25/20 (g)(h)		10,000	92,363
Commonwealth Edison Co., 4.70%, 1/15/44	USD	3,421	3,894,836
Duke Energy Carolinas LLC:
4.25%, 12/15/41		5,237	5,597,887
3.75%, 6/01/45		2,111	2,081,769
Duke Energy Corp.:
3.05%, 8/15/22		243	245,298
3.75%, 4/15/24		3,025	3,162,619
4.80%, 12/15/45		2,775	2,952,664
Duke Energy Florida LLC, 3.85%, 11/15/42		2,111	2,049,488
Entergy Arkansas, Inc., 3.70%, 6/01/24		6,698	7,150,356
Exelon Corp., 2.85%, 6/15/20		6,160	6,286,243
Florida Power & Light Co., 3.80%, 12/15/42		1,591	1,621,219
Georgia Power Co., 3.00%, 4/15/16		10,948	10,955,149
PacifiCorp:
3.60%, 4/01/24		9,368	10,022,580
3.35%, 7/01/25		8,178	8,622,679
Progress Energy, Inc., 4.88%, 12/01/19		810	888,323
Public Service Co. of Colorado, 2.50%, 3/15/23		4,114	4,117,353
Puget Sound Energy, Inc., 4.30%, 5/20/45		4,431	4,776,946
Southern California Edison Co., 1.25%, 11/01/17		1,306	1,302,961
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (g)(h)	JPY	10,000	90,964

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
0.00%, 12/03/20 (g)(h)	JPY	20,000	$183,704
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	USD	6,547	6,763,804
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	716	851,401

			86,854,970
Electrical Equipment — 0.0%
AE-Rotor Holding BV, 4.97%, 3/28/18	USD	400	411,542
Rapid Holding GmbH, 6.63%, 11/15/20	EUR	100	117,664
Rockwell Automation, Inc., 2.88%, 3/01/25	USD	3,443	3,493,147
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	305	355,997

			4,378,350
Electronic Equipment, Instruments & Components — 0.0%
TPK Holding Co. Ltd., 0.00%, 4/08/20 (g)(h)	USD	500	426,875
Energy Equipment & Services — 0.1%
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		5,877	5,958,308
Transocean, Inc.:
6.50%, 11/15/20 (j)		800	560,000
6.80%, 3/15/38		673	336,500

			6,854,808
Food & Staples Retailing — 0.4%
Brakes Capital, 7.13%, 12/15/18	GBP	350	521,536
Casino Guichard Perrachon SA, 3.31%, 1/25/23	EUR	100	117,376
CVS Health Corp.:
4.00%, 12/05/23	USD	3,170	3,494,551
4.88%, 7/20/35		7,593	8,465,960
5.30%, 12/05/43		1,855	2,190,135
Sysco Corp., 4.50%, 4/01/46		1,608	1,635,249
Tesco Corporate Treasury Services PLC, 2.50%, 7/01/24	EUR	156	169,176
Tesco PLC:
5.00%, 3/24/23	GBP	100	144,501
6.00%, 12/14/29		100	142,063
Tesco Property Finance 5 PLC, 5.66%, 10/13/41		99	123,258
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	USD	11,528	11,456,745
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		2,800	2,880,413
4.00%, 4/11/43		2,020	2,139,867

			33,480,830
Food Products — 0.0%
Bakkavor Finance 2 PLC, 8.25%, 2/15/18	GBP	106	154,623
Kraft Heinz Foods Co., 6.88%, 1/26/39	USD	1,260	1,609,714

			1,764,337
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, 2.55%, 3/15/22		6,678	6,796,214
Becton Dickinson and Co.:
1.45%, 5/15/17		3,756	3,762,013
1.80%, 12/15/17		1,530	1,536,432
2.68%, 12/15/19		5,222	5,349,918
3.13%, 11/08/21		2,674	2,762,341
4.69%, 12/15/44		703	759,353
Boston Scientific Corp.:
2.65%, 10/01/18		3,738	3,804,234
2.85%, 5/15/20		4,165	4,229,966
3.85%, 5/15/25		4,671	4,843,757
Medtronic, Inc.:
2.50%, 3/15/20		3,561	3,684,966

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	45

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
3.13%, 3/15/22	USD	3,261	$3,442,031
3.63%, 3/15/24		8,093	8,689,802
4.63%, 3/15/44		4,795	5,358,038
4.63%, 3/15/45		3,768	4,217,213
Nipro Corp., 0.00%, 1/29/21 (g)(h)	JPY	10,000	92,074
St. Jude Medical, Inc.:
2.80%, 9/15/20	USD	2,980	3,047,312
3.88%, 9/15/25		952	991,686
Stryker Corp.:
3.38%, 11/01/25		1,370	1,405,208
3.50%, 3/15/26		2,693	2,790,850
4.63%, 3/15/46		2,325	2,482,947
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		1,625	1,641,894
4.25%, 8/15/35		3,827	3,736,847

			75,425,096
Health Care Providers & Services — 1.0%
Aetna, Inc.:
4.50%, 5/15/42		2,824	2,870,503
4.13%, 11/07/42		1,329	1,281,589
AmerisourceBergen Corp.:
1.15%, 5/15/17		5,031	5,016,108
3.25%, 3/01/25		1,185	1,201,636
4.25%, 3/01/45		1,185	1,144,302
Anthem, Inc.:
1.88%, 1/15/18		9,949	9,980,518
2.30%, 7/15/18		14,113	14,273,578
3.30%, 1/15/23		6,719	6,792,902
4.65%, 8/15/44		1,902	1,889,869
Baylor Scott & White Holdings, 4.19%, 11/15/45		1,525	1,544,017
Care UK Health & Social Care PLC, 5.59%, 7/15/19 (b)	GBP	100	122,907
Catholic Health Initiatives, 4.35%, 11/01/42	USD	1,075	1,061,350
Cigna Corp., 3.25%, 4/15/25		7,074	7,054,462
Dignity Health, 5.27%, 11/01/64		3,355	3,635,146
Ephios Holdco II PLC, 8.25%, 7/01/23	EUR	100	114,359
Express Scripts Holding Co.:
1.25%, 6/02/17	USD	4,006	3,997,848
3.90%, 2/15/22		2,292	2,389,703
IDH Finance PLC, 6.00%, 12/01/18	GBP	309	440,693
Laboratory Corp. of America Holdings, 2.63%, 2/01/20	USD	2,946	2,958,376
Ochsner Clinic Foundation, 5.90%, 5/15/45		1,305	1,513,643
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		1,250	1,383,568
UnitedHealth Group, Inc.:
2.70%, 7/15/20		1,721	1,787,764
2.88%, 12/15/21		3,138	3,258,735
3.35%, 7/15/22		1,701	1,809,539
4.63%, 7/15/35		689	769,184
3.95%, 10/15/42		4,264	4,289,981
Voyage Care Bondco PLC, 11.00%, 2/01/19	GBP	1,800	2,572,315

			85,154,595
Hotels, Restaurants & Leisure — 0.2%
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	200	221,720
Gala Electric Casinos PLC, 11.50%, 6/01/19	GBP	108	161,914
Gala Group Finance PLC, 8.88%, 9/01/18		70	104,145
International Game Technology PLC:
6.25%, 2/15/22 (a)	USD	200	203,460
4.75%, 2/15/23	EUR	100	115,213
McDonald’s Corp.:
2.75%, 12/09/20	USD	1,193	1,235,624

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
3.70%, 1/30/26	USD	1,144	$1,211,658
4.70%, 12/09/35		853	916,636
4.60%, 5/26/45		1,081	1,137,542
4.88%, 12/09/45		1,005	1,097,929
Merlin Entertainments PLC, 2.75%, 3/15/22	EUR	100	113,079
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	200	292,868
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	1,986	2,321,664
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	1,092	1,459,780
Series A7, 5.27%, 3/30/24		827	1,035,590
Punch Taverns Finance PLC:
0.59%, 7/15/21 (b)		292	377,549
Series M3, 6.09%, 10/15/27 (a)(b)		1,055	1,282,708
Snai SpA, 7.63%, 6/15/18	EUR	100	116,476
Stonegate Pub Co. Financing PLC, 5.75%, 4/15/19	GBP	200	287,249
Unique Pub Finance Co. PLC:
Series M, 7.40%, 3/28/24		650	905,458
Series A4, 5.66%, 6/30/27		3,228	4,534,646
Series N, 6.46%, 3/30/32		1,173	1,424,063
Vougeot Bidco PLC, 7.88%, 7/15/20		200	297,647

			20,854,618
Household Durables — 0.1%
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)	USD	1,017	839,025
Magnolia BC SA, 9.00%, 8/01/20	EUR	100	120,891
Newell Rubbermaid, Inc.:
2.88%, 12/01/19	USD	6,986	7,062,378
4.20%, 4/01/26		4,149	4,340,037

			12,362,331
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		7,287	7,410,362
2.65%, 3/01/25		1,546	1,572,120
2.75%, 2/15/26		2,245	2,294,590
Unicharm Corp., 0.00%, 9/25/20 (g)(h)	JPY	20,000	213,692

			11,490,764
Independent Power and Renewable Electricity Producers — 0.0%
Greenko Dutch BV, 8.00%, 8/01/19	USD	200	213,000
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		8,978	8,982,462
General Electric Co., 4.50%, 3/11/44		9,297	10,377,795

			19,360,257
Insurance — 1.3%
Aflac, Inc., 3.63%, 6/15/23		2,069	2,174,451
AIA Group Ltd., 3.20%, 3/11/25		750	754,626
Allstate Corp., 3.15%, 6/15/23		2,343	2,408,780
American International Group, Inc.:
3.38%, 8/15/20		4,216	4,355,744
3.75%, 7/10/25		2,831	2,827,625
3.90%, 4/01/26		30,029	30,122,630
3.88%, 1/15/35		2,099	1,874,978
4.50%, 7/16/44		2,823	2,662,450
4.38%, 1/15/55		1,911	1,671,124
Aon PLC, 4.75%, 5/15/45		4,012	4,070,334
Lincoln National Corp., 3.35%, 3/09/25		1,219	1,171,954
Loews Corp., 2.63%, 5/15/23		2,343	2,311,086
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		672	687,971
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		5,857	5,985,391

See Notes to Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Insurance (continued)
MetLife, Inc., 4.05%, 3/01/45	USD	5,016	$4,745,046
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		24,105	24,142,025
2.30%, 4/10/19 (a)		11,289	11,484,763
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	225	295,019
Prudential Financial, Inc., 4.60%, 5/15/44	USD	5,738	5,760,872
Travelers Cos., Inc., 4.60%, 8/01/43		3,289	3,707,223
UNIQA Insurance Group AG, 6.00%, 7/27/46 (b)	EUR	100	113,274
XLIT Ltd., 2.30%, 12/15/18	USD	3,195	3,205,371

			116,532,737
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		5,173	5,381,648
Internet Software & Services — 0.0%
United Group BV, 7.88%, 11/15/20	EUR	575	695,253
IT Services — 0.8%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	USD	495	511,595
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		7,345	7,468,337
3.60%, 10/15/20 (a)		6,500	6,758,967
International Business Machines Corp., 3.45%, 2/19/26		26,620	27,942,828
MasterCard, Inc., 3.38%, 4/01/24		4,708	5,034,763
Rolta Americas LLC, 8.88%, 7/24/19		200	76,200
Total System Services, Inc., 4.80%, 4/01/26		8,040	8,296,026
Visa, Inc.:
2.80%, 12/14/22		6,996	7,295,919
3.15%, 12/14/25		5,666	5,914,596
4.15%, 12/14/35		1,919	2,062,179

			71,361,410
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		3,287	3,350,656
3.65%, 12/15/25		1,079	1,097,466

			4,448,122
Machinery — 0.1%
CRRC Corp Ltd., 0.00%, 2/05/21 (g)(h)		500	536,250
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	300	276,865
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20	USD	3,162	3,174,129
4.65%, 11/01/44		598	615,837
John Deere Capital Corp., 3.35%, 6/12/24		5,867	6,124,092
Schaeffler Holding Finance BV, 5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (f)	EUR	655	799,392

			11,526,565
Marine — 0.0%
Onorato Armatori SpA, 7.75%, 2/15/23		1,675	1,996,521
Media — 1.9%
21st Century Fox America, Inc.:
3.70%, 9/15/24	USD	2,097	2,207,740
3.70%, 10/15/25		986	1,032,407
4.75%, 9/15/44		1,468	1,519,599
4.95%, 10/15/45		425	454,381
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	150	168,680
6.25%, 2/15/25		373	381,506
7.63%, 2/15/25 (a)	USD	200	191,500
CBS Corp., 2.30%, 8/15/19		4,291	4,335,347
CCO Safari II LLC:
3.58%, 7/23/20 (a)		4,765	4,869,053

Corporate Bonds		Par (000)	Value
Media (continued)
4.46%, 7/23/22 (a)	USD	9,859	$10,305,297
4.91%, 7/23/25 (a)		4,925	5,194,969
6.38%, 10/23/35 (a)		4,126	4,554,935
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		5,914	5,884,430
Comcast Corp.:
2.75%, 3/01/23		15,055	15,557,355
3.38%, 8/15/25		5,533	5,885,430
3.15%, 3/01/26		20,270	21,104,313
4.25%, 1/15/33		1,265	1,347,212
4.40%, 8/15/35		5,694	6,168,937
4.60%, 8/15/45		1,887	2,093,464
Discovery Communications LLC:
3.45%, 3/15/25		2,326	2,195,709
4.90%, 3/11/26		13,418	13,834,280
4.88%, 4/01/43		1,038	912,355
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		2,564	2,638,561
3.75%, 2/15/23		1,814	1,790,910
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	2,786	3,447,588
McClatchy Co., 9.00%, 12/15/22	USD	1,100	1,014,750
NBCUniversal Media LLC, 4.45%, 1/15/43		3,047	3,281,802
Numericable-SFR SAS:
5.38%, 5/15/22	EUR	190	219,985
5.63%, 5/15/24		107	122,638
Omnicom Group, Inc., 3.65%, 11/01/24	USD	1,543	1,589,946
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		2,774	2,786,927
Time Warner Cable, Inc.:
5.00%, 2/01/20		2,900	3,147,860
4.13%, 2/15/21		5,862	6,193,719
4.00%, 9/01/21		911	953,284
5.50%, 9/01/41		2,025	2,008,215
4.50%, 9/15/42		314	278,740
Time Warner, Inc.:
2.10%, 6/01/19		9,144	9,222,803
3.60%, 7/15/25		2,168	2,225,339
4.65%, 6/01/44		3,643	3,562,872
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.63%, 4/15/23	EUR	80	97,518
4.00%, 1/15/25		1,444	1,675,994
4.63%, 2/15/26		500	588,352
6.25%, 1/15/29		370	465,231
Viacom, Inc.:
2.75%, 12/15/19	USD	3,111	3,168,342
4.50%, 3/01/21		3,389	3,652,898

			164,333,173
Metals & Mining — 0.2%
Anglo American Capital PLC:
1.75%, 11/20/17	EUR	100	109,527
3.50%, 3/28/22		100	92,848
3.25%, 4/03/23		100	90,371
APERAM, 0.63%, 7/08/21 (g)	USD	1,000	1,123,500
China Precious Metal Resources Holdings Co. Ltd., 7.25%, 2/04/18 (g)	HKD	4,588	473,201
Glencore Finance Europe SA:
6.00%, 4/03/22	GBP	445	602,060
3.75%, 4/01/26	EUR	750	750,162
Newcrest Finance Property Ltd.:
4.45%, 11/15/21	USD	677	659,087
4.20%, 10/01/22		123	116,561
Novelis, Inc., 8.75%, 12/15/20		8,380	8,457,934
Nucor Corp., 5.20%, 8/01/43		1,640	1,668,872
Steel Dynamics, Inc., 6.38%, 8/15/22		1,345	1,385,350

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	47

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Vedanta Resources PLC, 8.25%, 6/07/21	USD	470	$277,300

			15,806,773
Multiline Retail — 0.1%
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	82,953
House of Fraser Funding PLC, 6.34%, 9/15/20 (b)	GBP	103	145,404
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	USD	2,664	2,163,152
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	1,280	1,805,303
Takashimaya Co. Ltd., 0.00%, 12/11/18 (g)(h)	JPY	30,000	269,559
Target Corp.:
3.50%, 7/01/24	USD	1,756	1,926,079
4.00%, 7/01/42		2,364	2,530,946

			8,923,396
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		2,045	2,083,693
3.50%, 2/01/25		2,049	2,162,920
CE Energy AS, 7.00%, 2/01/21	EUR	525	630,256
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44	USD	1,838	2,023,234
CMS Energy Corp., 3.88%, 3/01/24		6,478	6,851,385
Consumers Energy Co., 3.95%, 5/15/43		1,730	1,778,317
Dominion Resources, Inc.:
1.95%, 8/15/16		4,599	4,613,528
2.50%, 12/01/19		4,927	4,982,783
DTE Electric Co., 3.95%, 6/15/42		2,111	2,175,276
DTE Energy Co.:
2.40%, 12/01/19		1,502	1,513,576
3.50%, 6/01/24		5,649	5,805,681
NiSource Finance Corp., 3.85%, 2/15/23		3,599	3,774,163
Pacific Gas & Electric Co.:
4.75%, 2/15/44		2,305	2,623,304
4.30%, 3/15/45		1,509	1,625,118
PG&E Corp., 2.40%, 3/01/19		3,154	3,196,084
Sempra Energy, 2.88%, 10/01/22		1,766	1,745,599
SGSP Australia Assets Property Ltd., 3.30%, 4/09/23		200	196,097
Virginia Electric & Power Co.:
3.45%, 2/15/24		3,217	3,371,519
4.45%, 2/15/44		1,674	1,825,952
4.20%, 5/15/45		3,498	3,674,296

			56,652,781
Oil, Gas & Consumable Fuels — 1.3%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		2,217	2,439,560
4.50%, 7/15/44		2,215	1,737,530
Berau Capital Resources Pte. Ltd., 12.50%, 7/08/15 (d)(i)		1,800	419,580
California Resources Corp., 8.00%, 12/15/22 (a)		708	272,580
Chevron Corp.:
2.19%, 11/15/19		1,569	1,598,863
1.96%, 3/03/20		8,352	8,464,134
CONSOL Energy, Inc., 5.88%, 4/15/22		2,440	1,758,313
Continental Resources, Inc.:
3.80%, 6/01/24		2,254	1,780,660
4.90%, 6/01/44		2,585	1,925,825
Enterprise Products Operating LLC:
3.90%, 2/15/24		2,635	2,663,374
3.70%, 2/15/26		6,376	6,253,791
4.45%, 2/15/43		5,999	5,353,838
Exxon Mobil Corp.:
1.82%, 3/15/19		7,393	7,503,363

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
4.11%, 3/01/46	USD	4,075	$4,320,723
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		16,850	16,219,776
3.95%, 9/01/22		2,176	2,088,875
5.63%, 9/01/41		850	737,752
4.70%, 11/01/42		3,488	2,740,065
Kinder Morgan, Inc., 3.05%, 12/01/19		1,411	1,389,132
Marathon Petroleum Corp., 4.75%, 9/15/44		1,852	1,482,078
MEG Energy Corp.:
6.50%, 3/15/21 (a)		910	549,413
7.00%, 3/31/24 (a)		6,027	3,555,930
Phillips 66, 4.88%, 11/15/44		1,973	1,976,589
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		4,890	4,700,513
5.63%, 4/15/23		1,053	1,000,350
Sabine Pass LNG LP, 7.50%, 11/30/16		6,105	6,282,045
Spectra Energy Partners LP, 3.50%, 3/15/25		4,895	4,727,880
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		4,383	3,913,471
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		2,030	2,027,136
2.50%, 8/01/22		2,481	2,347,750
4.63%, 3/01/34		4,744	4,532,451
Valero Energy Corp.:
3.65%, 3/15/25		5,688	5,587,948
6.63%, 6/15/37		622	674,662
Western Gas Partners LP, 4.00%, 7/01/22		3,843	3,439,927

			116,465,877
Pharmaceuticals — 1.2%
Actavis Funding SCS:
2.35%, 3/12/18		9,237	9,346,107
3.00%, 3/12/20		26,388	27,132,353
4.75%, 3/15/45		10,250	10,779,976
AstraZeneca PLC:
3.38%, 11/16/25		5,330	5,520,995
4.38%, 11/16/45		1,503	1,600,116
Bristol-Myers Squibb Co., 4.50%, 3/01/44		2,433	2,761,350
Eli Lilly & Co., 3.70%, 3/01/45		1,793	1,824,611
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		3,380	3,540,459
Johnson & Johnson, 2.45%, 3/01/26		12,709	12,755,553
Mylan, Inc., 3.13%, 1/15/23 (a)		2,334	2,232,910
Novartis Capital Corp.:
4.40%, 4/24/20		4,997	5,556,029
3.00%, 11/20/25		2,140	2,232,628
4.00%, 11/20/45		1,495	1,599,994
Pfizer, Inc.:
4.30%, 6/15/43		2,474	2,708,253
4.40%, 5/15/44		1,945	2,198,873
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		3,372	3,535,242
3.00%, 11/10/25 (a)		2,159	2,235,038
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		1,237	1,289,192
Valeant Pharmaceuticals International, Inc., 4.50%, 5/15/23	EUR	2,308	1,930,315
Zoetis, Inc., 3.25%, 2/01/23	USD	2,248	2,223,011

			103,003,005
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp.:
3.30%, 2/15/21		2,758	2,805,222
3.45%, 9/15/21		2,787	2,849,827
3.50%, 1/31/23		783	790,423
5.00%, 2/15/24		785	861,437
4.40%, 2/15/26		541	572,072

See Notes to Consolidated Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Real Estate Investment Trusts (REITs) (continued)
AvalonBay Communities, Inc., 3.50%, 11/15/25	USD	485	$502,461
Cromwell SPV Finance Property Ltd., 2.00%, 2/04/20 (g)	EUR	800	886,426
Crown Castle International Corp., 5.25%, 1/15/23	USD	1,618	1,745,418
ERP Operating LP, 3.38%, 6/01/25		2,090	2,153,200
Goodman Funding Property Ltd., 6.00%, 3/22/22		500	567,869
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		1,662	1,590,529
Prologis LP, 3.75%, 11/01/25		800	834,754
Simon Property Group LP:
2.50%, 7/15/21		1,649	1,685,003
3.38%, 10/01/24		3,162	3,308,122
4.25%, 10/01/44		2,545	2,621,406

			23,774,169
Real Estate Management & Development — 0.1%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (f)	GBP	315	515,353
Aroundtown Property Holdings PLC:
3.00%, 5/05/20 (g)	EUR	2,600	3,799,957
3.00%, 12/09/21		1,300	1,417,144
China Overseas Finance Cayman III Ltd., 6.38%, 10/29/43	USD	410	452,396
China Overseas Finance Investment Cayman V Ltd., 0.00%, 1/05/23 (g)(h)		1,400	1,396,500
CIFI Holdings Group Co. Ltd., 7.75%, 6/05/20		450	465,892
Fantasia Holdings Group Co. Ltd., 10.63%, 1/23/19		500	518,078
Shui On Development Holding Ltd., 6.88%, 2/26/17	CNH	2,900	449,144
Vingroup JSC, 11.63%, 5/07/18	USD	1,210	1,303,775
Wanda Properties International Co. Ltd., 7.25%, 1/29/24		1,100	1,140,365

			11,458,604
Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		1,205	1,288,249
3.00%, 3/15/23		3,295	3,428,217
4.15%, 4/01/45		1,419	1,456,006
4.70%, 9/01/45		1,265	1,408,871
Canadian National Railway Co., 2.75%, 3/01/26		7,205	7,378,705
CSX Corp.:
3.35%, 11/01/25		1,499	1,543,601
4.10%, 3/15/44		2,187	2,157,716
EC Finance PLC, 5.13%, 7/15/21	EUR	300	357,586
Norfolk Southern Corp., 4.45%, 6/15/45	USD	2,169	2,239,493
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		4,981	4,945,391
Ryder System, Inc., 2.45%, 9/03/19		3,080	3,082,892
Union Pacific Corp.:
3.38%, 2/01/35		1,864	1,795,658
4.05%, 11/15/45		379	388,708
4.38%, 11/15/49		1,705	1,689,406
3.88%, 2/01/55		5,096	4,777,592
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		3,240	3,299,074

			41,237,165
Semiconductors & Semiconductor Equipment — 0.1%
Advanced Semiconductor Engineering, Inc., 0.00%, 3/27/18 (g)(h)		200	185,250
Analog Devices, Inc.:
3.90%, 12/15/25		680	734,441

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
5.30%, 12/15/45	USD	694	$778,824
Global A&T Electronics Ltd., 10.00%, 2/01/19		905	574,675
Micron Technology, Inc., 5.63%, 1/15/26 (a)		1,800	1,422,000
QUALCOMM, Inc., 4.80%, 5/20/45		2,224	2,203,065
Semiconductor Manufacturing International Corp., 0.00%, 11/07/18 (g)(h)		900	970,875

			6,869,130
Software — 0.4%
Microsoft Corp.:
3.50%, 2/12/35		5,373	5,261,972
4.45%, 11/03/45		397	440,339
Oracle Corp.:
2.80%, 7/08/21		17,577	18,400,834
3.25%, 5/15/30		6,354	6,405,042
4.38%, 5/15/55		2,451	2,468,811

			32,976,998
Specialty Retail — 0.2%
Douglas GmbH, 6.25%, 7/15/22	EUR	143	174,029
Dufry Finance SCA, 4.50%, 7/15/22		100	119,480
Home Depot, Inc.:
3.35%, 9/15/25	USD	781	846,310
5.40%, 9/15/40		1,262	1,579,762
4.40%, 3/15/45		1,162	1,292,380
Lion/Seneca France 2, 7.88%, 4/15/19	EUR	690	621,252
Lowe’s Cos., Inc.:
3.38%, 9/15/25	USD	860	922,103
4.25%, 9/15/44		2,007	2,156,204
4.38%, 9/15/45		644	715,547
QVC, Inc.:
3.13%, 4/01/19		1,999	2,005,193
5.13%, 7/02/22		3,332	3,496,101
THOM Europe SAS, 7.38%, 7/15/19	EUR	319	384,770

			14,313,131
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc.:
2.10%, 5/06/19	USD	12,160	12,500,748
3.25%, 2/23/26		15,964	16,667,470
3.45%, 2/09/45		1,934	1,746,702
4.65%, 2/23/46		21,980	23,994,555
HP, Inc., 3.75%, 12/01/20		728	753,267

			55,662,742
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		2,323	2,431,064
Tobacco — 0.5%
Altria Group, Inc.:
2.63%, 1/14/20		3,443	3,558,750
2.85%, 8/09/22		2,241	2,314,848
4.25%, 8/09/42		1,312	1,364,174
5.38%, 1/31/44		4,771	5,829,260
Philip Morris International, Inc.:
1.13%, 8/21/17		6,573	6,589,150
2.75%, 2/25/26		16,612	16,889,487
4.13%, 3/04/43		2,099	2,172,899
4.88%, 11/15/43		3,354	3,838,998
Reynolds American, Inc.:
2.30%, 6/12/18		2,460	2,509,121
3.25%, 6/12/20		1,044	1,091,768

			46,158,455
Trading Companies & Distributors — 0.0%
GATX Corp., 2.60%, 3/30/20		2,962	2,907,635

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	49

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
Noble Group Ltd., 6.75%, 1/29/20	USD	600	$402,000

			3,309,635
Transportation Infrastructure — 0.0%
Goodman HK Finance, 4.38%, 6/19/24		400	412,892
Heathrow Finance PLC, 5.38%, 9/02/19	GBP	100	153,024
Silk Bidco AS, 7.50%, 2/01/22	EUR	300	356,732
Swissport Investments SA, 6.75%, 12/15/21		147	176,053

			1,098,701
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 2.38%, 9/08/16	USD	8,225	8,259,405
Matterhorn Telecom Holding SA, 4.88%, 5/01/23	EUR	100	99,566
Matterhorn Telecom SA, 3.88%, 5/01/22		780	834,310
Orange SA, 5.50%, 2/06/44	USD	2,305	2,746,050
Rogers Communications, Inc.:
3.63%, 12/15/25		879	915,077
5.00%, 3/15/44		775	853,705
SoftBank Group Corp., 5.25%, 7/30/27	EUR	163	187,101
Vodafone Group PLC, 2.50%, 9/26/22	USD	2,525	2,466,928

			16,362,142
Total Corporate Bonds — 24.7%			2,182,115,646

Floating Rate Loan Interests (b)		Par (000)
Airlines — 0.1%
Gol Luxco SA, Term Loan, 6.50%, 8/31/20		7,462	7,424,690
Capital Markets — 0.0%
Baring Private Equity Asia VI Holding Ltd., Initial Euro Term Loan (First Lien), 4.75%, 10/26/22	EUR	224	255,145
Yellow Maple Holding BV:
Facility B1, 4.00%, 9/17/21		560	628,234
Facility B3, 5.09%, 9/23/21	GBP	310	435,095

			1,318,474
Commercial Services & Supplies — 0.0%
Verisure Holding AB (Verisure Cayman 2), Facility B1, 5.25%, 10/21/22	EUR	900	1,025,269
Construction Materials — 0.0%
Xella International SA, Facility G, 3.75%, 3/31/19		330	372,106
Containers & Packaging — 0.1%
Constantinople Luxembourg I S.à r.l.:
Facility B1 (EUR), 4.75%, 4/30/22		1,735	1,974,959
Facility B2 (EUR), 4.75%, 4/30/22		259	294,823
Horizon Holdings III, Facility B, 5.00%,10/31/22		891	1,013,871
Kleopatra Holdings 2 SCA:
Initial Erste Euro Term Loan, 5.00%, 4/28/20		477	543,005
Initial GmbH Euro Term Loan, 5.00%, 4/28/20		422	480,535

			4,307,193
Diversified Consumer Services — 0.0%
RAC Bidco Ltd. (formerly Nelson Bidco Ltd.), Initial Term Loan (Second Lien), 8.25%, 12/09/22	GBP	730	1,052,128

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Financial Services — 0.0%
Altice Financing SA, Euro Denominated Tranche Loan, 5.25%, 2/04/22	EUR	974	$1,104,708
CD&R Firefly Bidco Ltd., Facility B, 6.00%, 7/18/22	GBP	890	1,247,899

			2,352,607
Diversified Telecommunication Services — 0.3%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	USD	12,002	11,172,953
Level 3 Financing, Inc., Tranche B 2020 Term Loan, 4.00%, 1/15/20		8,090	8,107,717
Telenet International Finance SA, Term Loan AA Facility, 3.50%, 6/30/23	EUR	820	913,952
Virgin Media Investment Holdings Ltd., E Facility, 4.25%, 6/30/23	GBP	810	1,136,520
Ziggo BV:
EUR B1 Facility, 3.75%, 1/15/22	EUR	131	147,180
EUR B2 Facility, 3.75%, 1/15/22		85	96,095
EUR B3 Facility, 3.75%, 1/15/22		242	272,098

			21,846,515
Electronic Equipment, Instruments & Components — 0.0%
Dell International LLC, New Euro Term Loan, 3.25%, 4/29/20		331	375,333
Lully Finance S.à r.l. (Lully Finance LLC):
Initial Term B-2 Loan (First Lien), 4.25%, 10/14/22		280	318,613
Initial Term B-2 Loan (Second Lien), 9.25%, 10/16/23		180	202,944

			896,890
Food Products — 0.0%
Charger OpCo BV, Term B-1 EUR Loan, 4.25%, 7/02/22		548	623,806
Keurig Green Mountain, Inc., Term B EUR Loan, 4.25%, 3/03/23		700	798,969

			1,422,775
Health Care Equipment & Supplies — 0.0%
BSN Medical Luxembourg Finance Holding S.à r.l. (FKA Boston Luxembourg III S.à r.l.), Facility C, 4.00%, 8/28/19		500	566,818
ConvaTec, Inc., Euro Term Loan, 4.25%, 6/15/20		736	834,548

			1,401,366
Health Care Providers & Services — 0.0%
Desarrollos Empresariales Piera S.L., Second Lien Facility, 7.25%, 11/28/22		500	567,529
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20	USD	5,655	5,208,105
Household Products — 0.0%
Spectrum Brands, Inc., Euro Term Loan, 3.50%, 6/23/22	EUR	543	615,055
Internet Software & Services — 0.0%
Nassa Midco AS, Facility B (EUR), 3.75%, 7/09/21		527	589,641
Leisure Products — 0.0%
PAW Luxco II S.à r.l. (Jack Wolfskin), Facility B, 5.00%, 7/29/18		316	285,509

See Notes to Consolidated Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery — 0.0%
Schaeffler AG (FKA named INA Beteiligungsge-sellschaft mit beschränkter Haftung), Facility B-EUR, 4.25%, 5/15/20	EUR	287	$327,559
SIG Combibloc Holdings SCA (FKA Onex Wizard Acquisition Co. II SCA), Initial Euro Term Loan, 4.25%, 3/11/22		777	882,060
Wittur GmbH, Term Loan, 5.00%, 2/10/22		744	816,968

			2,026,587
Media — 0.0%
Numericable Group SA, Euro Denominated Tranche B-1 Loan, 4.50%, 5/21/20		339	379,942
Springer SBM Two GmbH:
Initial Term B8 Loan, 4.75%, 8/14/20		1,543	1,739,420
Term Loan, 9.00%, 8/16/21		1,000	1,160,660

			3,280,022
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.28%-4.40%, 10/10/16	USD	81	80,531
Road & Rail — 0.0%
Car Rentals Subsidiary, S.L.U. (AKA Goldcar), Facility B, 6.25%, 6/18/20	EUR	2,080	2,320,684
Software — 0.1%
First Data Corp., 2018 New Dollar Term Loan, 3.93%, 3/23/18	USD	4,916	4,902,748
SolarWinds Holdings, Inc., Initial Euro Term Loan (First Lien), 6.50%, 2/03/23	EUR	600	677,450

			5,580,198
Specialty Retail — 0.1%
Action Holding BV (FKA Peer Holdings BV), Facility B, 4.75%, 2/25/22		1,029	1,172,393
Kirk Beauty One GmbH:
Facility B1, 6.00%, 8/13/22		399	454,680
Facility B2, 6.00%, 8/13/22		243	277,057
Facility B3, 6.00%, 8/13/22		417	475,012
Facility B4, 6.00%, 8/13/22		277	315,365
Facility B5, 6.00%, 8/13/22		61	70,081
Facility B6, 6.00%, 8/13/22		317	361,767
Facility B7, 6.00%, 8/13/22		176	200,265
Optima Sub-Finco Ltd., Term Facility B2 (EUR), 5.00%, 1/30/23		768	871,182

			4,197,802
Textiles, Apparel & Luxury Goods — 0.0%
Vivarte, Bond, 11.00% (4.00% Cash and 7.00% PIK), 10/29/19 (f)		620	700,991
Trading Companies & Distributors — 0.0%
Azelis Finance SA (Azelis U.S. Holding, Inc.):
Euro Term Loan (First Lien), 6.50%, 12/16/22		299	338,815
Euro Term Loan (Second Lien), 9.50%, 12/18/23		720	815,193

			1,154,008
Transportation Infrastructure — 0.0%
Swissport International AG, Euro Term Loan, 6.25%, 2/09/22		790	893,181
Total Floating Rate Loan Interests — 0.8%			70,919,856

Foreign Agency Obligations		Par (000)	Value
Brazil — 0.1%
Petrobras Global Finance BV:
6.25%, 12/14/26	GBP	135	$133,900
5.38%, 10/01/29		185	164,850
6.63%, 1/16/34		530	503,192
7.25%, 3/17/44	USD	2,187	1,634,783

			2,436,725
British Virgin Islands — 0.0%
CNOOC Finance 2012 Ltd., 5.00%, 5/02/42		300	318,899
China — 0.1%
BAIC Inalfa HK Investment Co. Ltd., 1.90%, 11/02/20	EUR	900	1,018,981
CDBL Funding 1, 4.25%, 12/02/24	USD	1,400	1,437,288
CITIC Ltd., 6.80%, 1/17/23		1,000	1,187,495
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		639	660,741
CNPC HK Overseas Capital Ltd., 4.50%, 4/28/21		800	862,872
COSCO Finance 2011 Ltd., 4.00%, 12/03/22		850	882,932
Huarong Finance II Co. Ltd., 5.00%, 11/19/25		423	439,223
ICBCIL Finance Co. Ltd., 3.20%, 11/10/20		1,000	1,016,650
Industrial & Commercial Bank of China Ltd., 2.91%, 11/13/20		550	559,661
Minmetals Bounteous Finance BVI Ltd., 4.75%, 7/30/25		950	984,259

			9,050,102
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	300	293,579
India — 0.0%
NTPC Ltd.:
5.63%, 7/14/21	USD	430	485,192
4.25%, 2/26/26		600	617,520

			1,102,712
Indonesia — 0.0%
Pelabuhan Indonesia II PT, 5.38%, 5/05/45		700	619,500
Pertamina Persero PT, 5.63%, 5/20/43		700	616,516

			1,236,016
Malaysia — 0.0%
Axiata SPV2 Bhd, 3.47%, 11/19/20		525	535,060
Mongolia — 0.0%
Development Bank of Mongolia LLC, 5.75%, 3/21/17		700	673,944
Trade & Development Bank of Mongolia LLC, 9.38%, 5/19/20		1,200	1,100,400

			1,774,344
Norway — 0.1%
Eksportfinans ASA, 5.50%, 6/26/17		275	285,975
Statoil ASA, 2.90%, 11/08/20		6,595	6,766,477

			7,052,452
Total Foreign Agency Obligations — 0.3%			23,799,889

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	51

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Foreign Government Obligations		Par (000)	Value
Brazil — 0.1%
Federative Republic of Brazil:
2.63%, 1/05/23	USD	2,932	$2,514,190
6.00%, 4/07/26		6,178	6,270,670
5.63%, 1/07/41		1,147	989,288

			9,774,148
Canada — 1.2%
Canadian Government Bonds, 1.25%, 2/01/18	CAD	129,500	101,017,478
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	USD	12,450	12,512,250
Germany — 0.7%
Deutsche Bundesrepublik Inflation Linked Bonds:
1.75%, 4/15/20	EUR	19,857	25,183,557
0.10%, 4/15/26		28,096	34,969,245

			60,152,802
Greece — 0.0%
Hellenic Republic:
3.00%, 2/24/23 (c)		250	204,639
3.00%, 2/24/24 (c)		250	200,468
3.00%, 2/24/25 (c)		250	196,234
3.00%, 2/24/26 (c)		250	191,739
3.00%, 2/24/27 (c)		250	186,939
3.00%, 2/24/28 (c)		250	182,856
3.00%, 2/24/29 (c)		250	178,980
3.00%, 2/24/30 (c)		250	175,559
3.00%, 2/24/31 (c)		250	173,041
3.00%, 2/24/32 (c)		250	170,108
3.00%, 2/24/33 (c)		250	165,999
3.00%, 2/24/34 (c)		250	162,790
3.00%, 2/24/35 (c)		250	162,388
3.00%, 2/24/36 (c)		250	159,603
3.00%, 2/24/37 (c)		250	157,264
3.00%, 2/24/38 (c)		250	158,952
3.00%, 2/24/39 (c)		250	158,691
3.00%, 2/24/40 (c)		250	159,157
3.00%, 2/24/41 (c)		250	158,458
3.00%, 2/24/42 (c)		250	159,004

			3,462,869
Indonesia — 0.7%
Republic of Indonesia:
3.38%, 4/15/23 (a)	USD	4,060	3,966,385
5.38%, 10/17/23 (a)		1,480	1,623,576
5.88%, 1/15/24 (a)		7,210	8,096,888
8.38%, 3/15/24	IDR	41,939,000	3,274,626
3.38%, 7/30/25	EUR	650	737,335
4.75%, 1/08/26		596	626,158
4.75%, 1/08/26 (a)	USD	4,765	4,998,995
9.00%, 3/15/29	IDR	164,670,000	13,177,946
8.75%, 5/15/31		20,969,000	1,657,025
6.63%, 5/15/33		24,448,000	1,562,386
8.38%, 3/15/34		179,155,000	13,649,963
8.25%, 5/15/36		37,216,000	2,820,277
6.63%, 2/17/37	USD	1,162	1,347,125
6.75%, 1/15/44		1,543	1,865,063
5.13%, 1/15/45		1,049	1,043,346
5.95%, 1/08/46		2,039	2,259,820

			62,706,914
Mexico — 1.0%
United Mexican States:
4.75%, 6/14/18	MXN	1,661	9,666,523
6.50%, 6/09/22		392	2,377,870
4.00%, 10/02/23	USD	40,225	42,135,687

Foreign Government Obligations		Par (000)	Value
Mexico (continued)
8.00%, 12/07/23	MXN	1,050	$6,913,288
10.00%, 12/05/24		1,568	11,650,846
5.75%, 3/05/26		835	4,760,391
7.75%, 5/29/31		858	5,609,772
7.75%, 11/13/42		974	6,347,953
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17		74	2,443,844

			91,906,174
Mongolia — 0.0%
Mongolian People’s Republic:
7.50%, 6/30/18	CNH	2,000	260,081
5.13%, 12/05/22	USD	600	465,292

			725,373
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		6,920	9,099,800
Philippines — 0.0%
Republic of the Philippines, 3.70%, 3/01/41		209	220,968
Portugal — 0.0%
Republic of Portugal, 5.13%, 10/15/24		875	880,390
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23	RUB	36,245	484,454
Slovenia — 0.2%
Republic of Slovenia:
4.13%, 2/18/19 (a)	USD	1,556	1,640,335
2.25%, 3/25/22	EUR	1,445	1,796,913
5.50%, 10/26/22 (a)	USD	3,599	4,070,707
5.25%, 2/18/24 (a)		2,954	3,308,480
4.63%, 9/09/24	EUR	2,220	3,226,794

			14,043,229
Sri Lanka — 0.0%
Republic of Sri Lanka:
6.00%, 1/14/19	USD	200	199,546
6.25%, 10/04/20		506	501,067

			700,613
Turkey — 0.3%
Republic of Turkey, 5.75%, 3/22/24		22,110	23,980,506
Total Foreign Government Obligations — 4.4%			391,667,968

Investment Companies		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (k)(l)		2,316,684	189,249,916
iShares U.S. Preferred Stock ETF (l)		1,100,000	42,933,000
Total Investment Companies — 2.6%			232,182,916

See Notes to Consolidated Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 2.2%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.15%, 3/25/36 (b)	USD	2,685	$1,932,113
Ajax Mortgage Loan Trust, Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)		10,410	10,240,523
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.26%, 10/25/46 (b)		1,385	962,611
Series 2006-5, Class A1, 1.24%, 11/25/46 (b)		4,637	2,186,818
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		1,767	1,777,048
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 2.86%, 9/25/47 (b)		4,893	2,985,103
Bear Stearns Mortgage Funding Trust:
Series 2007-AR1, Class 1A1, 0.59%, 1/25/37 (b)		1,711	1,269,938
Series 2007-AR2, Class A1, 0.60%, 3/25/37 (b)		698	556,924
Series 2007-AR3, Class 1A1, 0.57%, 3/25/37 (b)		1,036	815,383
Series 2007-AR4, Class 1A1, 0.64%, 9/25/47 (b)		4,084	3,208,499
Berica 8 Residential Mbs Srl, Series 8, Class A, 0.23%, 3/31/48 (b)	EUR	288	318,885
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.53%, 12/25/35 (a)(b)(l)	USD	7	6,591
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		77	71,157
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		3	2,727
COLT LLC, Series 2015-1, Class A1V, 3.44%, 12/26/45 (a)(b)		2,908	2,879,470
Countrywide Alternative Loan Trust:
Series 2005-56, Class 4A1, 0.75%, 11/25/35 (b)		3,608	2,982,487
Series 2005-72, Class A3, 0.73%, 1/25/36 (b)		1,240	1,012,161
Series 2005-76, Class 2A1, 1.32%, 2/25/36 (b)		1,453	1,258,062
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		2,550	2,111,306
Series 2006-15CB, Class A1, 6.50%, 6/25/36		661	498,924
Series 2006-23CB, Class 2A5, 0.83%, 8/25/36 (b)		9,326	4,280,704
Series 2006-OA14, Class 1A1, 2.05%, 11/25/46 (b)		6,277	5,206,133
Series 2006-OA21, Class A1, 0.62%, 3/20/47 (b)		17,774	12,572,851
Series 2006-OA6, Class 1A2, 0.64%, 7/25/46 (b)		6,806	5,605,411
Series 2006-OA8, Class 1A1, 0.63%, 7/25/46 (b)		907	732,155
Series 2007-22, Class 2A16, 6.50%, 9/25/37		18,159	13,796,189
Series 2007-OA3, Class 1A1, 0.57%, 4/25/47 (b)		1,820	1,509,857
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 0.97%, 2/25/35 (b)		618	579,400
Series 2006-OA4, Class A1, 1.28%, 4/25/46 (b)		2,146	1,187,268
Credit Suisse Commercial Mortgage Trust, Series 2014-4R, Class 16A3, 0.63%, 2/27/36 (a)(b)		830	611,263
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 2.56%, 1/27/36 (a)(b)		4,930	4,819,877

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2011-2R, Class 1A1, 2.59%, 3/27/37 (a)(b)	USD	1,542	$1,517,150
Series 2011-5R, Class 3A1, 3.03%, 9/27/47 (a)(b)		3,124	3,030,802
Series 2013-5R, Class 1A6, 0.74%, 2/27/36 (a)(b)		1,755	1,342,575
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		3,361	3,240,277
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		2,748	2,725,584
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		3,429	3,394,732
Series 2015-6R, Class 5A1, 0.61%, 1/27/37 (a)(b)		1,625	1,453,315
Series 2015-6R, Class 5A2, 0.61%, 10/27/36 (a)(b)		2,721	1,081,154
Series 2015-8R, Class 5A1, 4.75%, 8/27/37 (a)(b)		1,424	1,398,912
Series 2015-PR1, Class A-1, 3.50%, 2/25/55 (a)(c)		2,922	2,803,819
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2007-OA4, Class 1A1B, 0.56%, 8/25/47 (b)		1,111	868,432
Series 2007-RMP1, Class A2, 0.59%, 12/25/36 (b)		3,713	3,019,258
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 0.94%, 1/27/37 (a)(b)		900	1,556,994
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.32%, 3/25/36 (b)		1,326	1,017,300
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 0.70%, 10/25/35 (b)		7,931	7,235,257
Impac CMB Trust, Series 2005-7, Class A1, 0.95%, 11/25/35 (b)		5,350	4,187,628
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.24%, 11/25/34 (b)		533	520,796
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, 0.65%, 3/25/37 (b)		2,945	1,979,125
Series 2007-A2, Class 2A1, 2.86%, 5/25/37 (b)		742	604,721
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.53%, 9/01/21 (a)(b)		6,120	6,058,840
Series 2014-2, Class A, 2.44%, 12/01/21 (a)(b)		7,258	7,149,326
Series 2015-1, Class A, 2.43%, 1/01/20 (a)(b)		630	617,180
Series 2015-10, Class A1, 2.43%, 11/01/20 (a)(b)		3,125	3,047,274
Series 2015-10, Class A2, 3.93%, 11/01/20 (a)(b)		680	654,500
Series 2015-2, Class A, 2.43%, 1/01/20 (a)(b)		5,674	5,546,060
Series 2015-3, Class A, 2.43%, 3/01/20 (a)(b)		7,635	7,486,964
Series 2015-8, Class A1, 2.43%, 8/01/20 (a)(b)		1,983	1,934,013
Series 2016-2, Class A, 2.44%, 3/01/21 (a)		14,150	13,663,240
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.86%, 8/25/37 (a)(b)		2,669	1,838,362
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1, 4.14%, 5/25/36 (b)		3,726	3,379,918
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.04%, 6/26/47 (a)(b)		1,122	1,005,068

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	53

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, 0.80%, 1/15/39 (b)	USD	438	$386,201
RALI Trust:
Series 2007-QH1, Class A1, 0.59%, 2/25/37 (b)		935	750,300
Series 2007-QH6, Class A1, 0.62%, 7/25/37 (b)		2,412	1,881,222
Series 2007-QH9, Class A1, 1.56%, 11/25/37 (b)		1,557	946,845
RBSSP Resecuritization Trust, Series 2012-2, Class 1A6, 0.56%, 5/26/47 (a)(b)		344	328,239
Reperforming Loan REMIC Trust, Series 2005-R2, Class 1AF1, 0.78%, 6/25/35 (a)(b)		1,042	921,023
Structured Asset Mortgage Investments II Trust:
Series 2005-AR8, Class A1A, 0.71%, 2/25/36 (b)		2,048	1,555,990
Series 2006-AR1, Class 3A1, 0.66%, 2/25/36 (b)		1,360	1,020,371
Series 2006-AR4, Class 3A1, 0.62%, 6/25/36 (b)		2,491	1,933,131
Thornburg Mortgage Securities Trust, Series 2007-3, Class 4A1, 5.75%, 6/25/47 (b)		2,160	1,969,160
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-4, Class 3A1, 6.50%, 5/25/36 (c)		2,674	1,900,557

			196,929,453
Commercial Mortgage-Backed Securities — 3.9%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		5,333	5,449,687
Series 2007-3, Class A1A, 5.54%, 6/10/49 (b)		5,814	5,997,867
Series 2007-3, Class A4, 5.54%, 6/10/49 (b)		2,193	2,246,904
Series 2007-3, Class AJ, 5.57%, 6/10/49 (b)		1,765	1,751,743
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		2,030	2,094,512
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.73%, 7/10/43		1,140	1,134,745
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.64%, 2/15/28 (a)(b)		1,410	1,331,420
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		2,730	2,840,799
Bayview Commercial Asset Trust:
Series 2006-3A, Class A2, 0.73%, 10/25/36 (a)(b)		764	603,035
Series 2008-4, Class A3, 3.18%, 7/25/38 (a)(b)		1,861	1,877,176
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		4,324	4,419,229
Series 2007-PW16, Class AM, 5.72%, 6/11/40 (b)		3,071	3,162,243
Series 2007-PW18, Class A1A, 5.60%, 6/11/50		167	175,251
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		4,033	4,177,877
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.94%, 7/05/33 (a)(b)		2,075	2,064,301
Carefree Portfolio Trust:
Series 2014-CARE, Class D, 3.69%, 11/15/19 (a)(b)		2,510	2,481,630

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2014-CARE, Class E, 4.44%, 11/15/19 (a)(b)	USD	5,000	$4,844,831
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		5,380	5,415,407
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.84%, 12/15/27 (a)(b)		4,038	4,007,775
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 1/10/48		1,030	1,109,198
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.15%, 2/15/33 (a)(b)		8,370	8,369,999
Series 2016-RNDB, Class CFL, 3.80%, 2/15/33 (a)(b)		4,060	4,059,999
Series 2016-RNDB, Class DFL, 4.70%, 2/15/33 (a)(b)		2,610	2,609,999
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class E, 3.52%, 5/10/35 (a)(b)		1,280	1,152,872
Series 2013-GC11, Class D, 4.46%, 4/10/46 (a)(b)		4,685	4,264,361
Series 2014-388G, Class A, 1.19%, 6/15/33 (a)(b)		2,344	2,294,602
Series 2014-388G, Class E, 2.78%, 6/15/33 (a)(b)		2,650	2,567,004
Series 2015-SSHP, Class A, 1.58%, 9/15/27 (a)(b)		4,370	4,315,335
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		4,308	4,533,031
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.76%, 5/15/46 (b)		3,819	3,927,159
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.13%, 12/10/49 (a)(b)		4,460	4,162,253
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		600	616,935
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,260	2,310,158
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		3,755	3,912,532
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		1,656	1,699,704
Series 2014-CR18, Class C, 4.74%, 7/15/47 (b)		2,974	2,937,832
Series 2014-FL4, Class D, 2.89%, 7/13/31 (a)(b)		1,080	1,047,288
Series 2014-FL5, Class D, 4.44%, 10/15/31 (a)(b)		3,095	2,804,364
Series 2014-KYO, Class F, 3.94%, 6/11/27 (a)(b)		3,810	3,766,198
Series 2015-CR22, Class C, 4.13%, 3/10/48 (b)		890	850,516
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		1,740	1,586,490
Series 2015-CR25, Class D, 3.80%, 8/10/48 (b)		1,340	943,096
Series 2015-LC19, Class D, 2.87%, 3/12/48 (a)		2,280	1,578,522
Series 2016-DC2, Class B, 4.80%, 2/10/49 (b)		755	809,488
Series 2016-DC2, Class C, 4.80%, 2/10/49 (b)		1,525	1,492,866
Core Industrial Trust:
Series 2015-CALW, Class G, 3.85%, 2/10/34 (a)(b)		1,971	1,784,405

See Notes to Consolidated Financial Statements.

54	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)	USD	2,970	$3,045,409
Series 2015-TEXW, Class E, 3.85%, 2/10/34 (a)(b)		250	244,795
Credit Suisse Commercial Mortgage Trust:
Series 2006-C5, Class AM, 5.34%, 12/15/39		9,446	9,559,383
Series 2007-C4, Class A1AM, 5.94%, 9/15/39 (b)		2,866	2,863,837
Series 2008-C1, Class A3, 6.07%, 2/15/41 (b)		2,871	2,996,049
Series 2014-TIKI, Class E, 3.58%, 9/15/38 (a)(b)		730	705,528
Series 2015-DEAL, Class A, 1.76%, 4/15/29 (a)(b)		2,640	2,601,921
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		13	12,536
Credit Suisse Mortgage Capital Certificates:
Series 2006-C3, Class AM, 5.81%, 6/15/38 (b)		3,122	3,129,360
Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		2,994	3,060,738
Series 2010-RR2, Class 2A, 5.94%, 9/15/39 (a)(b)		1,290	1,326,765
Series 2015-DEAL, Class D, 3.54%, 4/15/29 (a)(b)		1,205	1,157,869
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		2,730	2,877,927
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		1,180	888,344
Series 2015-C3, Class B, 4.11%, 8/15/48 (b)		640	642,115
Series 2015-C3, Class C, 4.36%, 8/15/48 (b)		1,940	1,715,963
Series 2015-C3, Class D, 3.36%, 8/15/48 (b)		250	175,464
Deutsche Bank JPMorgan, Series 2016-C1, Class A4, 3.28%, 2/10/26		1,730	1,781,885
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.19%, 6/17/49 (a)(b)		3,400	3,485,890
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		610	649,049
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		3,850	3,858,679
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.74%, 12/15/16 (a)(b)		3,302	3,274,046
Series 2015-NRF, Class DFX, 3.38%, 12/15/19 (a)(b)		830	785,629
Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)		3,570	3,282,210
Series 2015-NRF, Class GFX, 3.38%, 12/15/19 (a)(b)		7,142	6,539,568
German Residential Funding Ltd., Series 2013-1, Class E, 4.05%, 8/27/24 (b)	EUR	1,099	1,264,411
GS Mortgage Securities Corp. Trust, Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)	USD	1,850	1,849,630
GS Mortgage Securities Trust:
Series 2006-GG8, Class AM, 5.59%, 11/10/39		735	744,877
Series 2010-C1, Class A1, 3.68%, 8/10/43 (a)		946	982,550
Series 2015-GC32, Class A4, 3.76%, 7/10/48		530	567,603

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (a)(b)	USD	5,083	$5,112,909
Impac CMB Trust:
Series 2004-11, Class 1A2, 0.95%, 3/25/35 (b)		2,912	2,135,593
Series 2005-6, Class 1A1, 0.93%, 10/25/35 (b)		1,920	1,566,520
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)		800	623,993
Series 2014-C26, Class A4, 3.49%, 1/15/48		1,247	1,316,251
Series 2015-C28, Class B, 3.99%, 3/15/25 (b)		3,000	2,883,765
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.10%, 4/15/45 (b)		3,107	3,105,863
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		3,659	3,679,263
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		1,438	1,398,866
Series 2007-CB20, Class AM, 5.88%, 2/12/51 (b)		1,000	1,046,088
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		4,253	4,218,284
Series 2008-C2, Class A4FL, 1.94%, 2/12/51 (b)		2,301	2,214,207
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		727	743,705
Series 2014-C21, Class D, 4.66%, 8/15/47 (a)(b)		640	504,134
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		885	917,399
Series 2014-DSTY, Class D, 3.80%, 6/10/27 (a)(b)		2,680	2,624,573
Series 2014-FL6, Class A, 1.84%, 11/15/31 (a)(b)		3,399	3,400,893
Series 2015-CSMO, Class A, 1.69%, 1/15/32 (a)(b)		2,390	2,353,989
Series 2015-CSMO, Class D, 3.74%, 1/15/32 (a)(b)		2,900	2,823,561
Series 2015-CSMO, Class E, 4.38%, 1/15/32 (a)(b)		890	852,585
Series 2015-SGP, Class A, 2.13%, 7/15/36 (a)(b)		780	773,886
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		3,880	3,648,994
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		1,470	1,457,339
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AJ, 5.87%, 6/15/38 (b)		985	982,834
Series 2007-C1, Class AJ, 5.48%, 2/15/40		51	50,896
Series 2007-C7, Class A1A, 5.68%, 9/15/45 (b)		588	614,408
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.24%, 9/15/28 (a)(b)		1,276	1,264,719
Merrill Lynch Mortgage Investors Trust, Series 1998-C3, Class G, 6.00%, 12/15/30 (a)		2,606	2,566,564
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		2,463	2,530,616
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49		1,905	1,937,379

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	55

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-7, Class A4, 5.74%, 6/12/50 (b)	USD	3,104	$3,205,206
Series 2007-9, Class AM, 5.86%, 9/12/49 (b)		1,890	1,952,825
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C24, Class A4, 3.73%, 5/15/48		840	897,688
Series 2015-C25, Class C, 4.53%, 10/15/48 (b)		5,360	5,023,003
Series 2015-C25, Class D, 3.07%, 10/15/48		490	316,116
Series 2015-C26, Class A5, 3.53%, 10/15/48		810	852,294
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		1,565	1,021,303
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.61%, 2/12/44 (b)		746	725,807
Series 2007-HQ12, Class AM, 5.72%, 4/12/49 (b)		1,975	1,989,615
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		1,547	1,595,505
Series 2007-IQ14, Class A2FL, 0.60%, 4/15/49 (b)		268	268,035
Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (b)		2,465	2,523,997
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		4,682	4,878,998
Series 2015-XLF2, Class AFSB, 3.19%, 8/15/26 (a)(b)		600	600,000
Morgan Stanley Re-REMIC Trust:
Series 2009-GG10 5.79%, 8/12/45 (a)(b)		6,666	6,811,380
Series 2010-GG10, Class A4B, 5.79%, 8/15/45 (a)(b)		6,998	7,226,937
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(h)		309	295,614
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		1,470	1,458,672
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		12,939	13,064,477
RCMC LLC, Series 2012-CRE1, Class A, 5.62%, 11/15/44 (a)		1,971	1,982,956
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.49%, 4/15/32 (a)(b)		1,903	1,867,626
SCG Trust, Series 2013-SRP1, Class AJ, 2.38%, 11/15/26 (a)(b)		2,775	2,761,217
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		1,315	1,305,259
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		3,480	3,135,205
Taurus IT Srl, Series 2015-IT1, Class A, 1.31%, 2/18/27 (b)	EUR	285	318,131
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class D, 5.89%, 1/10/45 (a)(b)	USD	2,568	2,807,968
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		431	420,985
Series 2006-C28, Class B, 5.67%, 10/15/48 (b)		80	77,965
Series 2006-C29, Class AM, 5.34%, 11/15/48		955	966,617
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		3,263	3,336,109
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		84	82,748

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.14%, 10/25/46 (b)	USD	7,474	$6,592,668
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.19%, 1/15/27 (a)(b)		8,224	7,827,754
Series 2015-C27, Class C, 3.89%, 2/15/48		1,402	1,235,488
Series 2015-C31, Class A4, 3.70%, 11/15/48		130	138,755
Series 2015-C31, Class D, 3.85%, 11/15/48		1,300	904,244
Series 2015-NXS4, Class C, 4.60%, 12/15/48 (b)		406	386,408
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		403	403,210

			344,261,529
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		17,710	1,408,476
BWAY Mortgage Trust, Series 2015-1740, Class XA, 0.90%, 1/10/35 (a)(b)		56,320	2,816,563
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XD, 1.71%, 1/10/48 (a)(b)		5,497	712,521
Citigroup Commercial Mortgage Trust:
Series 2014-GC19, Class XA, 1.30%, 3/10/47 (b)		13,749	920,880
Series 2014-GC21, Class XA, 1.30%, 5/10/47 (b)		9,730	729,170
Series 2016-P3, Class XA, 1.72%, 4/15/49 (b)		8,654	1,036,153
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR13, Class XA, 1.14%, 12/10/23 (b)		5,511	257,230
Series 2013-CR6, Class XA, 1.49%, 3/10/46 (b)		31,273	1,500,962
Series 2014-CR14, Class XA, 0.86%, 2/10/47 (b)		47,690	1,805,889
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		150,000	1,191,000
Series 2015-CR22, Class XA, 1.03%, 3/10/48 (b)		28,781	1,753,081
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)		24,211	1,435,921
Series 2015-CR25, Class XA, 0.97%, 8/10/48 (b)		12,598	850,265
Series 2015-LC21, Class XA, 0.88%, 7/10/48 (b)		82,983	4,271,301
Series 2016-DC2, Class XA, 1.24%, 2/10/26 (b)		21,540	1,603,539
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		10,842	878,534
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		12,909	519,839
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		8,900	620,322
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.26%, 11/15/37 (a)(b)		18,420	414,450
CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.07%, 11/15/25 (b)		7,145	479,747
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		95,185	458,287

See Notes to Consolidated Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.00%, 11/05/30 (a)(b)	USD	54,590	$546
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.11%, 8/15/47 (b)		8,143	537,147
Series 2014-C22, Class XA, 0.97%, 9/15/47 (b)		9,877	564,167
Series 2014-C23, Class XA, 0.87%, 9/15/47 (b)		60,524	2,490,021
Series 2014-C24, Class XA, 1.08%, 11/15/47 (b)		29,801	1,673,163
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		7,573	516,695
Series 2015-C33, Class XA, 1.05%, 12/15/48 (b)		15,757	1,163,395
Series 2016-C1, Class XA, 1.56%, 3/15/49 (b)		18,170	1,695,177
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.58%, 4/15/46 (b)		4,570	157,707
Series 2014-C20, Class XA, 1.15%, 7/15/47 (b)		5,086	276,080
Series 2015-C27, Class XA, 1.38%, 2/15/48 (b)		37,959	2,915,519
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)		22,260	1,380,000
Series 2015-C25, Class XA, 1.15%, 10/15/48 (b)		10,418	822,557
Series 2015-C26, Class XD, 1.35%, 11/15/48 (a)(b)		4,490	490,398
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class XD, 1.70%, 3/15/49 (a)(b)		13,984	1,670,249
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.82%, 5/25/36 (a)(b)		348	2,197
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.00%, 2/15/48 (b)		12,702	829,319
Series 2015-C30, Class XA, 1.03%, 9/15/58 (b)		3,561	244,296
Series 2015-NXS1, Class XA, 1.20%, 5/15/48 (b)		8,212	601,786
Series 2015-NXS1, Class XB, 0.36%, 5/15/48 (b)		3,210	121,186
Series 2016-C33, 1.99%, 3/17/59 (b)		16,400	1,978,004
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class XA, 2.15%, 8/15/45 (a)(b)		1,167	92,580
Series 2014-C20, Class XA, 1.20%, 5/15/47 (b)		5,057	312,094
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)		26,305	1,499,936
Series 2014-LC14, Class XA, 1.42%, 3/15/47 (b)		23,099	1,565,973

			49,264,322
Total Non-Agency Mortgage-Backed Securities — 6.7%			590,455,304

Other Interests (m)		Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (d)		USD 1,888	$ 189
Lehman Brothers Holdings, Inc. (d)		7,360	736
Total Other Interests — 0.0%			925

Preferred Securities
Capital Trusts		Par (000)
Automobiles — 0.0%
Volkswagen International Finance NV, 3.50% (b)(n)	EUR	3,185	2,826,891
Banks — 0.3%
ABN AMRO Bank NV, 5.75% (b)(n)		1,800	1,958,614
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(n)		1,800	1,873,101
7.00% (b)(n)		1,400	1,471,194
9.00% (b)(n)	USD	1,200	1,233,000
Banco Popular Espanol SA:
8.25% (b)(n)	EUR	2,000	1,860,470
11.50% (b)(n)		1,500	1,668,449
Banco Santander SA, 6.25% (b)(n)		1,600	1,631,435
Bank of East Asia Ltd., 5.50% (b)(n)	USD	1,000	950,318
Bank of Ireland, 7.38% (b)(n)	EUR	2,075	2,266,702
Barclays PLC, 7.88% (b)(n)	GBP	1,220	1,554,954
BNP Paribas SA, 7.38% (a)(b)(n)	USD	300	290,250
Commonwealth Bank of Australia, 4.50%, 12/09/25		700	708,520
Cooperatieve Rabobank UA, 5.50% (b)(n)	EUR	200	219,146
HSH Nordbank AG, 7.25% (b)(n)	USD	2,361	472,200
Intesa Sanpaolo SpA, 7.00%, 12/29/49 (b)	EUR	2,150	2,327,830
Lloyds Banking Group PLC, 6.38% (b)(n)		1,066	1,172,167
Santander UK Group Holdings PLC, 7.38% (b)(n)	GBP	1,510	1,989,810
Woori Bank, 5.00%, 6/10/45 (b)	USD	200	198,318

			23,846,478
Capital Markets — 0.1%
State Street Capital Trust IV, 1.63%, 6/01/77 (b)		1,048	765,931
UBS Group AG:
5.75% (b)(n)	EUR	2,525	2,891,161
6.88% (b)(n)		2,775	2,756,685
7.00% (b)(n)	USD	1,200	1,225,860

			7,639,637
Construction & Engineering — 0.0%
CCCI Treasure Ltd., 3.50% (b)(n)		1,200	1,197,389
CRCC Yupeng Ltd., 3.95% (b)(n)		1,200	1,224,188

			2,421,577

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	57

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Capital Trusts		Par (000)	Value
Diversified Financial Services — 0.0%
HBOS Capital Funding LP, 6.85% (n)	USD	346	$348,868
Diversified Telecommunication Services — 0.0%
Koninklijke KPN NV, 6.13% (b)(n)	EUR	100	121,014
Electric Utilities — 0.1%
AusNet Services Holdings Property Ltd., 5.75%, 3/17/76 (b)	USD	1,000	1,047,900
Electricite de France SA:
5.00% (b)(n)	EUR	1,300	1,403,673
5.88% (b)(n)	GBP	1,000	1,226,237
Enel SpA, 6.50%, 1/10/74 (b)	EUR	105	129,134
Gas Natural Fenosa Finance BV:
3.38% (b)(n)		3,600	3,676,563
4.13% (b)(n)		1,700	1,900,872
SSE PLC, 3.88% (b)(n)	GBP	950	1,310,538

			10,694,917
Food & Staples Retailing — 0.0%
Casino Guichard Perrachon SA, 4.87% (b)(n)	EUR	300	282,484
Industrial Conglomerates — 0.0%
CITIC Ltd., 8.63% (b)(n)	USD	200	224,047
Insurance — 0.1%
Assicurazioni Generali SpA, 6.42% (b)(n)	GBP	100	139,244
BNP Paribas Cardif SA, 4.03% (b)(n)	EUR	700	770,548
China Life Insurance Co. Ltd., 4.00%, 7/03/75 (b)	USD	1,450	1,441,155
Credit Agricole Assurances SA, 4.25% (b)(n)	EUR	1,300	1,410,857
Meiji Yasuda Life Insurance Co., 5.20%, 10/20/45 (b)	USD	800	850,960
Nippon Life Insurance Co., 5.10%, 10/16/44 (b)		570	608,475

			5,221,239
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(n)		3,770	3,883,100
Multi-Utilities — 0.0%
Centrica PLC:
5.25%, 4/10/75 (b)	GBP	750	974,259
3.00%, 4/10/76 (b)	EUR	1,275	1,278,369

			2,252,628
Oil, Gas & Consumable Fuels — 0.0%
Repsol International Finance BV, 4.50%, 3/25/75 (b)		700	657,139
Thrifts & Mortgage Finance — 0.0%
Coventry Building Society, 6.38% (b)(n)	GBP	250	317,769
Trading Companies & Distributors — 0.0%
Noble Group Ltd., 6.00% (b)(n)	USD	400	174,000
Transportation Infrastructure — 0.0%
Royal Capital BV, 6.25% (b)(n)		550	560,840
Wireless Telecommunication Services — 0.1%
Orange SA:
4.00% (b)(n)	EUR	575	665,875
4.25% (b)(n)		328	385,072
5.00% (b)(n)		1,317	1,551,264
Telefonica Europe BV:
4.20% (b)(n)		900	1,021,552
5.00% (b)(n)		700	805,356
5.88% (b)(n)		1,400	1,624,128
6.50% (b)(n)		300	361,739

			6,414,986
Total Capital Trusts — 0.8%			67,887,614

Preferred Stocks		Shares	Value
Banks — 0.0%
Royal Bank of Scotland Group PLC, 6.13% (n)		1,919	$46,900
Royal Bank of Scotland Group PLC, 6.60% (n)		9,596	238,844
Santander Finance Preferred SAU, 4.00% (n)		25,000	503,500

			789,244
Diversified Financial Services — 0.0%
Concrete Investment II SCA, 0.00%, 8/27/44 (d)		12,471	1,568,081
Manufacturing — 0.0%
Novartex Holding Luxembourg SCA, 0.00% (d)(n)		1,000	—
Total Preferred Stocks — 0.0%			2,357,325

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		349,440	9,186,778
Consumer Finance — 0.1%
GMAC Capital Trust I, 6.40%, 2/15/40 (b)		359,913	8,821,468
Diversified Financial Services — 0.1%
RBS Capital Funding Trust V, Series E, 5.90% (n)		112,713	2,719,765
RBS Capital Funding Trust VII, Series G, 6.08% (n)		102,687	2,476,810

			5,196,575
Total Trust Preferreds — 0.3%			23,204,821
Total Preferred Securities — 1.1%			93,449,760

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.22%, 1/01/37 (b)	USD	2,255	1,985,460
Bay Area Toll Authority RB:
6.92%, 4/01/40		2,415	3,325,407
7.04%, 4/01/50		3,180	4,676,126
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		5,000	4,700,000
City of Atlanta, GA Water & Wastewater Revenue RB, 5.00%, 11/01/33		1,880	2,249,627
City of Charleston, SC Waterworks & Sewer System Revenue RB, 5.00%, 1/01/45		1,175	1,380,308
City of Houston, TX Airport System Revenue RB, 5.00%, 7/01/24		700	817,187
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		1,530	1,581,485
City of Seattle, WA Municipal Light & Power Revenue RB:
5.00%, 4/01/23		1,355	1,667,287
5.00%, 4/01/24		1,310	1,636,242
5.00%, 4/01/25		1,210	1,530,989
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		3,260	4,323,868
Clark County School District GO:
5.00%, 6/15/26		1,320	1,655,821
5.00%, 6/15/27		1,320	1,639,730
5.00%, 6/15/28		1,405	1,735,006
Commonwealth of Massachusetts GO:
5.00%, 7/01/22		1,390	1,694,035
5.00%, 7/01/29		1,135	1,431,122
Contra Costa Community College District GO, 6.50%, 8/01/34		1,365	1,759,581

See Notes to Consolidated Financial Statements.

58	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
County of Miami-Dade, FL Aviation Revenue RB:
5.00%, 10/01/36	USD	1,320	$1,485,145
5.00%, 10/01/38		1,600	1,816,080
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		1,000	1,074,570
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		4,625	5,082,181
Series A, 5.00%, 11/01/43		5,000	5,449,750
5.00%, 11/01/45		3,670	3,996,814
5.00%, 11/01/45		2,650	2,907,686
Delaware Transportation Authority RB, 5.00%, 6/01/55		1,120	1,269,498
District of Columbia GO, 5.00%, 6/01/38		3,020	3,547,685
District of Columbia RB:
5.00%, 7/15/34		775	907,037
5.00%, 7/15/35		775	901,317
District of Columbia Water & Sewer Authority RB:
5.00%, 10/01/35		1,075	1,293,558
5.00%, 10/01/36		2,220	2,656,252
Golden State Tobacco Securitization Corp. RB:
5.00%, 6/01/40		500	581,345
5.13%, 6/01/47		5,000	4,616,850
5.75%, 6/01/47		825	819,011
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		600	629,454
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 1/01/44		2,270	2,608,843
Illinois Finance Authority RB, 5.00%, 8/01/38		1,375	1,577,469
Las Vegas Valley Water District GO, 5.00%, 6/01/41 (o)		2,355	2,778,076
Los Angeles Community College District GO, 6.60%, 8/01/42		2,505	3,583,202
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		1,065	1,534,324
Los Angeles Unified School District, 5.75%, 7/01/34		415	523,767
Los Angeles Unified School District GO, 6.76%, 7/01/34		4,355	6,015,605
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 7/01/27		815	974,748
Massachusetts Clean Water Trust RB:
5.00%, 2/01/25		1,335	1,705,249
5.00%, 2/01/26		1,565	2,029,555
5.00%, 2/01/27		1,260	1,622,502
5.00%, 2/01/28		1,140	1,459,690
Massachusetts Educational Financing Authority RB, 5.00%, 1/01/22		2,000	2,286,900
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB:
5.00%, 7/01/40 (o)		895	1,031,380
5.00%, 7/01/46 (o)		1,880	2,155,928
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	914,524
6.67%, 11/15/39		350	479,742
6.69%, 11/15/40		1,160	1,595,255
6.81%, 11/15/40		860	1,196,131
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,488,812
5.00%, 10/01/53		1,000	1,086,080
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		1,300	1,442,402
Miami-Dade County Expressway Authority RB, 5.00%, 7/01/39		930	1,057,717
Michigan Finance Authority RB, 5.00%, 6/01/39		840	941,464
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		1,610	1,992,794

Taxable Municipal Bonds		Par (000)	Value
New Jersey Educational Facilities Authority RB, 5.00%, 7/01/23 (o)	USD	1,795	$2,248,220
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		2,329	3,486,932
New Jersey Transportation Trust Fund Authority RB, 5.00%, 6/15/42		3,205	3,348,937
New Orleans Aviation Board RB, 5.00%, 1/01/40		1,410	1,570,402
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/36		1,020	1,208,802
New York City Water & Sewer System RB:
5.75%, 6/15/41		1,330	1,761,173
6.01%, 6/15/42		665	910,259
5.38%, 6/15/43		4,410	5,139,061
5.50%, 6/15/43		5,285	6,188,471
5.88%, 6/15/44		1,195	1,627,674
New York State Dormitory Authority RB:
5.00%, 3/15/32		1,380	1,658,346
5.00%, 3/15/36		1,380	1,632,940
5.00%, 3/15/37		1,140	1,331,908
5.00%, 3/15/37		830	979,508
5.00%, 3/15/38		1,240	1,459,443
5.00%, 3/15/39		575	675,401
5.39%, 3/15/40		1,470	1,848,760
New York State Thruway Authority RB:
5.00%, 5/01/19		1,410	1,580,511
5.00%, 1/01/31		1,300	1,548,326
New York State Urban Development Corp. RB:
5.00%, 3/15/24		2,980	3,705,749
5.00%, 3/15/25		2,020	2,545,180
5.00%, 3/15/26		3,575	4,561,736
5.00%, 3/15/27		1,195	1,504,613
5.00%, 3/15/28		2,620	3,274,738
5.00%, 3/15/44		1,250	1,442,963
North Carolina Medical Care Commission RB, 5.00%, 6/01/40		305	347,005
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		2,790	3,918,443
Orange County Sanitation District RB:
5.00%, 2/01/34		1,000	1,203,660
5.00%, 2/01/35		1,350	1,655,775
5.00%, 2/01/36		1,495	1,824,827
Pennsylvania Economic Development Financing Authority RB:
5.00%, 12/31/22		1,000	1,162,450
5.00%, 12/31/38		1,500	1,684,065
Philadelphia Authority for Industrial Development RB, 5.00%, 7/01/42		1,570	1,809,064
Port Authority of New York & New Jersey RB:
5.00%, 10/15/44		1,025	1,159,439
4.96%, 8/01/46		1,970	2,295,543
4.93%, 10/01/51		1,045	1,197,288
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		2,860	3,890,458
State of California GO:
7.50%, 4/01/34		2,210	3,217,517
4.99%, 4/01/39		1,550	1,626,043
7.55%, 4/01/39		3,715	5,674,180
7.60%, 11/01/40		6,115	9,471,829
State of Hawaii GO:
5.00%, 4/01/19 (o)		1,545	1,727,202
5.00%, 4/01/20 (o)		1,545	1,777,105
5.00%, 4/01/21 (o)		1,545	1,822,606
5.00%, 4/01/22 (o)		1,545	1,863,177
5.00%, 4/01/23 (o)		1,545	1,895,885
State of Illinois GO, 5.10%, 6/01/33		8,190	7,673,457

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	59

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
State of New Jersey GO:
5.00%, 6/01/27	USD	2,565	$3,026,315
5.00%, 6/01/32		3,250	3,739,320
State of North Carolina GO:
5.00%, 6/01/25		3,500	4,504,815
5.00%, 6/01/25		2,080	2,677,147
5.00%, 6/01/26		3,500	4,571,315
State of Ohio GO:
5.00%, 12/15/23		2,690	3,367,046
5.00%, 9/15/24		3,720	4,691,813
5.00%, 12/15/24		1,895	2,399,695
5.00%, 9/15/25		1,610	2,052,509
State of Washington GO, 5.00%, 7/01/28		1,280	1,570,662
State of Wisconsin GO, 5.00%, 5/01/34		4,000	4,826,040
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		5,000	4,499,750
University of Arizona RB, 5.00%, 8/01/39		1,285	1,473,201
University of California RB, 4.86%, 5/15/12		1,415	1,455,823
University of Houston System RB, 3.25%, 2/15/19		1,455	1,543,842
Virginia Public School Authority RB:
5.00%, 8/01/25 (o)		1,045	1,339,063
5.00%, 8/01/26 (o)		1,045	1,355,595
5.00%, 8/01/27 (o)		680	874,568
Washington Health Care Facilities Authority RB, 5.00%, 10/01/38		3,420	3,946,475
Westchester County Local Development Corp. RB, 5.00%, 11/01/46		810	914,506
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 8/15/39		1,250	1,410,150
Total Taxable Municipal Bonds — 3.3%			295,282,394

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.1%
Fannie Mae, 6.63%, 11/15/30		1,450	2,154,907
Freddie Mac:
3.75%, 3/27/19		3,650	3,949,504
4.88%, 6/13/18		4,300	4,678,172

			10,782,583
Collateralized Mortgage Obligations — 0.1%
Fannie Mae:
Series 2005-48, Class AR, 5.50%, 2/25/35		10	10,242
Series 2013-C01, Class M2, 5.68%, 10/25/23 (b)		5,505	5,707,519
Series 2016-C02, Class 1M2, 6.44%, 9/25/28 (b)		1,600	1,639,688

			7,357,449
Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		3,261	3,903,370
Series 2015-M10, Class A2, 3.09%, 4/25/27 (b)		1,000	1,057,166
Freddie Mac:
Series K050, Class A2, 3.33%, 8/25/25 (b)		3,700	3,993,170
Series K052, Class A2, 3.15%, 11/25/25		1,882	1,998,874

			10,952,580

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.32%, 1/25/22 (b)	USD	11,981	$1,100,537
Series 2014-M13, Class X2, 0.14%, 2/25/24 (b)		126,431	1,402,181
Series 2015-M4, Class X2, 0.58%, 7/25/22 (b)		42,088	1,180,986
Freddie Mac:
Series K038, Class X1, 1.19%, 3/25/24 (b)		10,258	760,367
Series K049, Class X1, 0.62%, 7/25/25 (b)		8,849	400,396
Series K718, Class X1, 0.65%, 1/25/22 (b)		6,084	192,804
Series K721, Class X1, 0.34%, 8/25/22 (b)		12,909	244,239
Ginnie Mae:
Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		20,974	1,318,124
Series 2014-40, Class AI, 1.00%, 2/16/39		13,611	383,408
Series 2014-52, Class AI, 0.83%, 8/16/41		10,541	297,147

			7,280,189
Mortgage-Backed Securities — 51.6%
Fannie Mae Mortgage-Backed Securities:
2.23%, 10/01/42 (b)		2,488	2,570,118
2.50%, 9/01/29-4/01/31 (p)		46,447	47,780,806
3.00%, 11/01/26-4/01/46 (p)		752,332	780,187,337
3.16%, 12/01/40 (b)		2,038	2,128,044
3.50%, 10/01/25-4/01/46 (p)		767,031	809,970,778
4.00%, 1/01/25-4/01/46 (p)		436,378	467,865,481
4.50%, 2/01/25-4/01/46 (p)		254,684	277,689,055
5.00%, 5/01/23-4/01/46 (p)		118,559	131,280,546
5.50%, 12/01/32-4/01/46 (p)		61,266	69,145,725
6.00%, 2/01/34-4/01/46 (p)		42,300	48,358,535
6.50%, 5/01/40		6,506	7,527,092
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/29-4/01/31 (p)		49,507	50,869,569
2.91%, 6/01/42 (b)		2,854	2,967,635
3.00%, 7/01/26-4/01/46 (p)		266,514	275,496,139
3.50%, 4/01/29-4/01/46 (p)(q)		429,607	451,322,200
4.00%, 8/01/40-4/01/46 (p)		110,910	118,653,447
4.50%, 2/01/39-4/01/46 (p)		68,457	74,568,081
5.00%, 7/01/35-4/01/46 (p)		38,440	42,393,667
5.50%, 10/01/39-4/01/46 (p)		19,860	22,107,965
6.00%, 4/01/46 (p)		7,800	8,843,555
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		843	879,237
3.00%, 7/20/45-4/15/46 (p)		123,892	128,444,405
3.50%, 12/20/41-4/15/46 (p)(q)		316,323	334,413,295
4.00%, 9/20/40-4/15/46 (p)		222,761	238,388,625
4.50%, 12/20/39-4/15/46 (p)		111,032	119,822,562
5.00%, 12/15/38-4/15/46 (p)		36,074	39,488,955
5.50%, 4/15/46 (p)		5,800	6,372,669

			4,559,535,523
Total U.S. Government Sponsored Agency Securities — 52.0%			4,595,908,324

See Notes to Consolidated Financial Statements.

60	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bonds:
2.88%, 8/15/45 (j)	USD	88,912	$93,524,310
3.00%, 11/15/45 (j)		128,820	139,070,099
2.50%, 2/15/46 (j)		170,044	165,799,629
U.S. Treasury Notes:
0.88%,11/30/17		32,103	32,182,005
1.00%, 12/31/17-3/15/19 (j)		656,655	659,659,875
0.75%, 1/31/18-2/15/19 (j)		459,089	458,246,190
1.13%, 1/15/19-2/28/21 (j)		385,593	386,656,074
1.63%, 11/30/20-2/15/26 (j)(r)		453,891	456,206,794
1.75%, 12/31/20-1/31/23 (j)		311,746	318,237,942
1.38%, 1/31/21		34,279	34,525,397
1.25%, 3/31/21 (j)		843	843,757
2.00%, 11/30/22-8/15/25 (j)		176,646	181,149,350
2.13%, 12/31/22		148,030	153,766,163
U.S. Treasury Strips, 0.00%, 5/15/36 (h)(j)		14,105	8,493,086
Total U.S. Treasury Obligations — 34.9%			3,088,360,671
Total Long-Term Investments (Cost — $12,211,075,959) — 139.0%			12,292,862,986

Short-Term Securities
Borrowed Bond Agreements — 3.7%(s)
Barclays Bank PLC, (1.60)%, Open (t) (Purchased on 1/14/16 to be repurchased at EUR 100,595, collateralized by Grupo Antolin Dutch BV, 5.13% due at 6/30/22, par and fair value of EUR 100,000 and $119,207, respectively)	EUR	101	114,845
Barclays Bank PLC, (1.45)%, Open (t) (Purchased on 1/21/16 to be repurchased at EUR 466,946, collateralized by Wendel SA, 1.88% due at 4/10/20, par and fair value of EUR 500,000 and $583,778, respectively)		468	532,777
Barclays Bank PLC, (1.25)%, Open (t) (Purchased on 1/07/16 to be repurchased at $203,843, collateralized by HSBC Holdings PLC, 5.63% (n), par and fair value of USD 200,000 and $192,120, respectively)	USD	204	204,411
Barclays Bank PLC, (1.00)%, Open (t) (Purchased on 1/08/16 to be repurchased at $305,960, collateralized by HSBC Holdings PLC, 5.63% (n), par and fair value of USD 300,000 and $288,180, respectively)		307	306,633
Barclays Bank PLC, (1.00)%, Open (t) (Purchased on 1/15/16 to be repurchased at $288,630, collateralized by Societe Generale SA, 6.00% (n), par and fair value of USD 300,000 and $263,499, respectively)		289	289,200
Barclays Bank PLC, (0.95)%, Open (t) (Purchased on 1/19/16 to be repurchased at EUR 165,734, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 177,000 and $202,416, respectively)	EUR	166	188,944
Barclays Bank PLC, (0.95)%, Open (t) (Purchased on 1/19/16 to be repurchased at EUR 208,633, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 223,000 and $255,021, respectively)		209	237,850

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
Barclays Bank PLC, (0.95)%, Open (t) (Purchased on 1/19/16 to be repurchased at EUR 288,832, collateralized by Total Capital International SA, 1.38% due at 3/19/25, par and fair value of EUR 300,000 and $356,143, respectively)	EUR	289	$329,280
Barclays Bank PLC, (0.85)%, Open (t) (Purchased on 3/03/16 to be repurchased at EUR 200,313, collateralized by SABMiller Holdings, Inc., 1.88% due at 1/20/20, par and fair value of EUR 190,000 and $229,044, respectively)		200	228,071
Barclays Bank PLC, (0.85)%, Open (t) (Purchased on 3/03/16 to be repurchased at EUR 347,912, collateralized by SABMiller Holdings, Inc., 1.88% due at 1/20/20, par and fair value of EUR 330,000 and $397,813, respectively)		348	396,123
BNP Paribas Securities Corp., 0.42%, Open (t) (Purchased on 3/28/16 to be repurchased at $694,245, collateralized by U.S. Treasury Notes, 1.50% due at 2/28/23, par and fair value of USD 703,000 and $701,051, respectively)	USD	694	694,213
Citigroup Global Markets Ltd., (1.75)%, Open (t) (Purchased on 1/12/16 to be repurchased at $537,604, collateralized by Bank of Communications Co. Ltd., 5.00% (n), par and fair value of USD 500,000 and $500,975, respectively)		540	539,650
Citigroup Global Markets, Inc., (0.25)%, Open (t) (Purchased on 2/08/16 to be repurchased at $708,489, collateralized by T-Mobile USA, Inc., 6.84% due at 4/28/23, par and fair value of USD 700,000 and $738,500, respectively)		709	708,750
Citigroup Global Markets, Inc., 0.05%, Open (t) (Purchased on 1/26/16 to be repurchased at $1,982,057, collateralized by Eaton Corp., 4.15% due at 11/02/42, par and fair value of USD 2,100,000 and $2,108,186, respectively)		1,982	1,981,875
Citigroup Global Markets, Inc., 0.10%, Open (t) (Purchased on 2/08/16 to be repurchased at $7,844,655, collateralized by Shell International Finance BV, 3.25% due at 5/11/25, par and fair value of USD 8,300,000 and $8,378,319, respectively)		7,844	7,843,500
Citigroup Global Markets, Inc., 0.10%, Open (t) (Purchased on 3/10/16 to be repurchased at $1,447,334, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 1,400,000 and $1,424,228, respectively)		1,447	1,447,250
Deutsche Bank Securities, Inc., 0.20%, Open (t) (Purchased on 3/29/16 to be repurchased at $17,597,446, collateralized by U.S. Treasury Notes, 1.25% due at 12/15/18, par and fair value of USD 17,380,000 and $17,576,881, respectively)		17,597	17,597,250
Deutsche Bank Securities, Inc., 0.40%, 4/6/16 (Purchased on 3/04/16 to be repurchased at $8,571,486, collateralized by U.S. Treasury Strips, 0.00% due at 2/15/36, par and fair value of USD 13,601,000 and $8,731,488, respectively)		8,569	8,568,630

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	61

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
J.P. Morgan Securities PLC, (3.10)%, Open (t) (Purchased on 1/19/16 to be repurchased at EUR 203,602, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 200,000 and $249,464, respectively)	EUR	205	$233,105
J.P. Morgan Securities PLC, (2.60)%, Open (t) (Purchased on 2/26/16 to be repurchased at EUR 208,755, collateralized by Areva SA, 4.63% due at 10/05/17, par and fair value of EUR 200,000 and $226,101, respectively)		209	238,076
J.P. Morgan Securities PLC, (2.60)%, Open (t) (Purchased on 2/26/16 to be repurchased at EUR 208,755, collateralized by Areva SA, 4.63% due at 10/05/17, par and fair value of EUR 200,000 and $226,101, respectively)		209	238,076
J.P. Morgan Securities PLC, (1.85)%, Open (t) (Purchased on 3/17/16 to be repurchased at EUR 287,989, collateralized by Thomas Cook Finance PLC, 6.75% due at 6/15/21, par and fair value of EUR 260,000 and $296,964, respectively)		288	327,888
J.P. Morgan Securities PLC, (1.70)%, Open (t) (Purchased on 1/15/16 to be repurchased at EUR 103,100, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 100,000 and $124,732, respectively)		103	117,723
J.P. Morgan Securities PLC, (1.70)%, Open (t) (Purchased on 1/15/16 to be repurchased at EUR 103,100, collateralized by Repsol International Finance BV, 3.63% due at 10/07/21, par and fair value of EUR 100,000 and $124,732, respectively)		103	117,723
J.P. Morgan Securities PLC, (1.60)%, Open (t) (Purchased on 1/18/16 to be repurchased at EUR 315,853, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 300,000 and $353,167, respectively)		317	360,563
J.P. Morgan Securities PLC, (1.40)%, Open (t) (Purchased on 1/25/16 to be repurchased at EUR 208,196, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 200,000 and $234,331, respectively)		209	237,507
J.P. Morgan Securities PLC, (1.40)%, Open (t) (Purchased on 1/25/16 to be repurchased at EUR 312,294, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 300,000 and $351,497, respectively)		313	356,261
J.P. Morgan Securities PLC, (1.40)%, Open (t) (Purchased on 1/26/16 to be repurchased at EUR 208,385, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 200,000 and $234,331, respectively)		209	237,713
J.P. Morgan Securities PLC, (1.40)%, Open (t) (Purchased on 1/26/16 to be repurchased at EUR 312,578, collateralized by Vodafone Group PLC, 1.88% due at 9/11/25, par and fair value of EUR 300,000 and $351,497, respectively)		313	356,570

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
J.P. Morgan Securities PLC, (1.35)%, Open (t) (Purchased on 1/14/16 to be repurchased at EUR 107,623, collateralized by Gestamp Funding Luxembourg SA, 5.88% due at 5/31/20, par and fair value of EUR 100,000 and $117,773, respectively)	EUR	108	$122,805
J.P. Morgan Securities PLC, (1.35)%, Open (t) (Purchased on 1/14/16 to be repurchased at EUR 109,063, collateralized by Gestamp Funding Luxembourg SA, 5.88% due at 5/31/20, par and fair value of EUR 100,000 and $117,773, respectively)		109	124,448
J.P. Morgan Securities PLC, (1.30)%, Open (t) (Purchased on 1/21/16 to be repurchased at EUR 208,966, collateralized by Solvay SA, 1.63% due at 12/02/22, par and fair value of EUR 200,000 and $235,444, respectively)		209	238,359
J.P. Morgan Securities PLC, (1.20)%, Open (t) (Purchased on 1/18/16 to be repurchased at EUR 97,495, collateralized by Rexel SA, 3.25% due at 6/15/22, par and fair value of EUR 100,000 and $114,359, respectively)		98	111,207
J.P. Morgan Securities PLC, (1.05)%, Open (t) (Purchased on 2/16/16 to be repurchased at EUR 105,810, collateralized by Syngenta Finance NV, 1.88% due at 11/02/21, par and fair value of EUR 100,000 and $117,455, respectively)		106	120,556
J.P. Morgan Securities PLC, (0.75)%, Open (t) (Purchased on 1/14/16 to be repurchased at $202,101, collateralized by Societe Generale SA, 6.00% (n), par and fair value of USD 200,000 and $175,666, respectively)	USD	202	202,405
J.P. Morgan Securities PLC, (0.75)%, Open (t) (Purchased on 2/12/16 to be repurchased at $532,441, collateralized by Industrial & Commercial Bank of China Ltd., 6.00% (n), par and fair value of USD 500,000 and $519,428, respectively)		533	532,919
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.40%, 4/1/16 (Purchased on 3/31/16 to be repurchased at $44,379,240, collateralized by U.S. Treasury Notes, 2.25% due at 11/15/25, par and fair value of USD 42,467,700 and $44,197,919, respectively)		44,379	44,378,747
Nomura Securities International, Inc., 0.00%, 4/1/16 (Purchased on 3/31/16 to be repurchased at $222,610,000, collateralized by U.S. Treasury Notes, 0.75% due at 2/28/18, par and fair value of USD 222,610,000 and $222,662,091, respectively)		222,610	222,610,000
RBC Capital Markets, LLC, 0.15%, Open (t) (Purchased on 1/22/16 to be repurchased at $3,170,635, collateralized by Praxair, Inc., 3.20% due at 1/30/26, par and fair value of USD 3,100,000 and $3,253,137, respectively)		3,170	3,169,750
RBC Capital Markets, LLC, 0.15%, Open (t) (Purchased on 1/27/16 to be repurchased at $2,868,277, collateralized by Exxon Mobil Corp., 3.57% due at 3/06/45, par and fair value of USD 3,100,000 and $3,014,208, respectively)		2,868	2,867,500

See Notes to Consolidated Financial Statements.

62	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements (continued) (s)
RBC Capital Markets, LLC, 0.15%, Open (t) (Purchased on 12/17/15 to be repurchased at $2,519,852, collateralized by Chevron Corp., 3.33% due at 11/17/25, par and fair value of USD 2,500,000 and $2,573,472, respectively)	USD	2,519	$2,518,750
RBC Capital Markets, LLC, 0.15%, Open (t) (Purchased on 12/17/15 to be repurchased at $2,532,357, collateralized by Caterpillar, Inc., 3.40% due at 5/15/24, par and fair value of USD 2,500,000 and $2,625,727, respectively)		2,531	2,531,250
RBC Capital Markets, LLC, 0.15%, Open (t) (Purchased on 2/26/16 to be repurchased at $2,695,359, collateralized by BHP Billiton Finance USA Ltd., 5.00% due at 9/30/43, par and fair value of USD 2,800,000 and $2,848,457, respectively)		2,695	2,695,000

			327,254,153
Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (l)(u)		4,790,121	4,790,121
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.55% (l)(u)(v)	USD	33,383	33,383,250
Total Money Market Funds — 0.4%			38,173,371
Total Short-Term Securities (Cost — $365,203,016) — 4.1%			365,427,524

Options Purchased
(Cost — $24,857,552) — 0.2%			16,996,868
Total Investments Before TBA Sale Commitments, Options Written and Borrowed Bonds (Cost — $12,601,136,527) — 143.3%			12,675,287,378

TBA Sale Commitments (p)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/31		239,786	(246,155,316)
3.00%, 4/01/31-4/01/46		547,270	(563,365,699)
3.50%, 4/01/31-4/01/46		160,705	(168,680,269)
4.00%, 4/01/46		124,970	(133,522,634)
4.50%, 4/01/46		127,550	(138,724,968)
5.00%, 4/01/46		75,750	(83,765,165)
5.50%, 4/01/46		24,602	(27,576,447)
6.00%, 4/01/46		13,500	(15,396,723)
Freddie Mac Mortgage-Backed Securities:
3.00%, 4/01/46		53,810	(55,096,393)
3.50%, 4/01/31-4/01/46		199,625	(208,963,678)
4.00%, 4/01/46		67	(71,507)
4.50%, 4/01/46		17,197	(18,679,944)
5.00%, 4/01/46		9,400	(10,328,356)
5.50%, 4/01/46		1,950	(2,166,937)

TBA Sale Commitments (p)		Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.50%, 4/15/46	USD	79,218	$(83,712,524)
4.00%, 4/15/46		229,896	(245,746,249)
4.50%, 4/15/46		38,396	(41,221,708)
Total TBA Sale Commitments (Proceeds — $2,035,312,666) — (23.1)%			(2,043,174,517)

Options Written
(Premiums Received — $19,322,963) — (0.1)%			(14,327,402)

Borrowed Bonds
Corporate Bonds — (0.4)%
Bank of Communications Co. Ltd., 5.00% (b)(n)		500	(500,975)
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		4,200	(4,272,685)
Caterpillar, Inc., 3.40%, 5/15/24		2,500	(2,625,727)
Chevron Corp., 3.33%, 11/17/25		2,500	(2,573,472)
Eaton Corp., 4.15%, 11/02/42		2,100	(2,108,186)
Exxon Mobil Corp., 3.57%, 3/06/45		3,100	(3,014,208)
Gestamp Funding Luxembourg SA, 5.88%, 5/31/20	EUR	200	(235,546)
Grupo Antolin Dutch BV, 5.13%, 6/30/22		100	(119,207)
HSBC Holdings PLC, 5.63% (b)(n)	USD	500	(480,300)
Praxair, Inc., 3.20%, 1/30/26		3,100	(3,253,137)
Repsol International Finance BV, 3.63%, 10/07/21	EUR	400	(498,927)
Rexel SA, 3.25%, 6/15/22		500	(571,796)
SABMiller Holdings, Inc., 1.88%, 1/20/20		520	(626,857)
Shell International Finance BV, 3.25%, 5/11/25	USD	8,300	(8,378,319)
Societe Generale SA, 6.00% (b)(n)		500	(439,165)
Solvay SA, 1.63%, 12/02/22	EUR	500	(588,611)
Syngenta Finance NV, 1.88%, 11/02/21		100	(117,455)
Thomas Cook Finance PLC, 6.75%, 6/15/21		260	(296,964)
T-Mobile USA, Inc., 6.84%, 4/28/23	USD	700	(738,500)
Total Capital International SA, 1.38%, 3/19/25	EUR	300	(356,143)
Vodafone Group PLC, 1.88%, 9/11/25		1,000	(1,171,655)
Wendel SA, 1.88%, 4/10/20		500	(583,778)

			(33,551,613)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	63

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Borrowed Bonds		Par (000)	Value
Foreign Agency Obligations — 0.0%
Areva SA, 4.63%, 10/05/17	EUR	400	$(452,202)
Industrial & Commercial Bank of China Ltd., 6.00% (b)(n)	USD	500	(519,428)

			(971,630)
U.S. Treasury Obligations — (3.3)%
U.S. Treasury Notes:
0.75%, 2/28/18		222,610	(222,662,091)
1.25%, 12/15/18		17,380	(17,576,881)
1.50%, 2/28/23		703	(701,051)
2.25%, 11/15/25		42,468	(44,197,919)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations (continued)
U.S. Treasury Strips, 0.00%, 2/15/36 (h)	USD	13,601	$(8,731,488)

			(293,869,430)
Total Borrowed Bonds (Proceeds — $325,036,719) — (3.7)%			(328,392,673)
Total Investments Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 116.4%			10,289,392,786
Liabilities in Excess of Other Assets — (16.4)%			(1,446,227,044)

Net Assets — 100.0%			$8,843,165,742

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Non-income producing security.

(e)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Convertible security.

(h)	Zero-coupon bond.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(k)	Security, or a portion of security, is on loan.

(l)	During the six months ended March 31, 2016, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2015	Par/Shares/ Beneficial Interest Purchased		Par/Shares Sold	Par/Shares Held at March 31, 2016	Value at March 31, 2016	Income	Realized Loss / Capital Gain
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$7,237	—		$(217)	$7,020	$6,591	$51	$1
BlackRock Liquidity Funds, TempFund, Institutional Class	—	4,790,121	[1]	—	4,790,121	4,790,121	20,081	645
BlackRock Liquidity Series, LLC, Money Market Series	—	$33,383,250	[1]	—	$33,383,250	33,383,250	45,615	—
iShares iBoxx $ High Yield Corporate Bond ETF	424,587	3,208,667		(1,316,570)	2,316,684	189,249,916	1,856,952	(7,795,664)
iShares U.S. Preferred Stock ETF	—	1,100,000		—	1,100,000	42,933,000	—	—
Total						$270,362,878	$1,922,699	$(7,795,018)

[1]	Represents net shares/beneficial interest purchased.

(m)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(n)	Perpetual security with no stated maturity date.

(o)	When-issued security.

(p)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$30,803,028	$214,787
BNP Paribas Securities Corp.	$6,225,418	$31,663
Citigroup Global Markets, Inc.	$35,807,515	$49,557
Credit Suisse Securities (USA) LLC	$(176,182,391)	$(856,471)
Deutsche Bank Securities, Inc.	$(56,716,641)	$(388,771)
Goldman Sachs & Co.	$(191,517,562)	$(821,142)
J.P. Morgan Securities LLC	$(170,751,942)	$(990,961)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(15,363,966)	$(277,967)
Morgan Stanley & Co. LLC	$(61,962,951)	$(149,533)
Nomura Securities International, Inc.	$25,333,283	$(35,789)

See Notes to Consolidated Financial Statements.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

RBC Capital Markets, LLC	$80,137	$25,897
Wells Fargo Securities, LLC	$9,327,102	$36,905

(q)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.

(r)	All or a portion of security has been pledged as collateral in connection with outstanding borrowed bonds.

(s)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(t)	The amount to be repurchased assumes the maturity will be the day after the period end.

(u)	Current yield as of period end.

(v)	Security was purchased with the cash collateral from loaned securities. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	(4.75%)	11/23/15	Open	$349,375	$343,428	Corporate Bonds	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.52%	3/04/16	4/06/16	8,321,950	8,325,256	U.S. Treasury Obligations	Up to 30 Days
Credit Agricole CIB	0.47%	3/14/16	Open	133,281,250	133,310,831	U.S. Treasury Obligations	Open/Demand[1]
Bank of Montreal	0.45%	3/16/16	Open	99,500,000	99,519,900	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole CIB	0.36%	3/21/16	Open	76,593,750	76,602,175	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	0.51%	3/31/16	4/01/16	82,700,000	82,701,172	U.S. Treasury Obligations	Overnight
Amherst Pierpont Securities LLC	0.51%	3/31/16	4/01/16	84,200,000	84,201,193	U.S. Treasury Obligations	Overnight
Barclays Capital, Inc.	0.15%	3/31/16	4/01/16	178,544,013	178,544,757	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.10%	3/31/16	4/01/16	301,307,843	301,308,679	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.49%	3/31/16	4/01/16	492,472,837	492,479,541	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	4,110,000	4,110,074	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.65%	3/31/16	4/01/16	90,886,250	90,887,891	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.06%)	3/31/16	4/01/16	162,785,980	162,785,709	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.07%)	3/31/16	4/01/16	192,355,589	192,355,215	U.S. Treasury Obligations	Overnight
Nomura Securities International, Inc.	0.42%	3/31/16	4/01/16	156,842,809	156,844,638	U.S. Treasury Obligations	Overnight
Total				$2,064,251,646	$2,064,320,459

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long/ (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
24	Hang Seng China Enterprises Index	April 2016	USD	1,392,537	$ 17,573
120	CBOE Volatility Index Futures	May 2016	USD	2,115,000	(120,670)
100	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 161	May 2016	USD	15,931	(84,305)
280	Australian Government Bonds (3 Year)	June 2016	USD	24,031,076	(403)
620	Euro Dollar (1 Year) Mid-Curve	June 2016	USD	—	(78,593)
190	Euro STOXX 50 Index	June 2016	USD	6,336,865	(139,867)
(415)	Euro-Bobl	June 2016	USD	61,909,286	110,209
(276)	Euro-Bund	June 2016	USD	51,292,452	(217,291)
(50)	Euro-Schatz	June 2016	USD	6,360,021	12,475
(48)	Japanese Government Bonds (10 Year)	June 2016	USD	64,528,855	180,144
(40)	Long Gilt British	June 2016	USD	6,964,065	(47,727)
(493)	S&P 500 E-Mini Index	June 2016	USD	50,569,475	78,639

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	65

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Contracts Long/ (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1,171	U.S. Treasury Bonds (30 Year)	June 2016	USD	192,556,312	$ (399,993)
3,537	U.S. Treasury Notes (2 Year)	June 2016	USD	773,718,750	1,939,123
(376)	U.S. Treasury Notes (5 Year)	June 2016	USD	45,557,688	(133,483)
(1,139)	U.S. Treasury Notes (10 Year)	June 2016	USD	148,514,922	(804,612)
(123)	U.S. Ultra Treasury Bonds	June 2016	USD	21,221,344	(250,916)
(138)	WTI Light Sweet Crude Oil Futures[1]	June 2016	USD	5,485,500	347,120
143	WTI Light Sweet Crude Oil Futures[1]	September 2016	USD	5,991,700	(262,495)
(10)	Euro Dollar Futures	December 2016	USD	2,479,375	(4,891)
Total					$ 140,037

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	9,202,000	USD	10,420,714	Morgan Stanley & Co. International PLC	4/01/16	$ 50,574
MXN	37,983,433	USD	2,091,000	Deutsche Bank AG	4/01/16	107,276
RUB	209,275,350	USD	2,741,000	Deutsche Bank AG	4/01/16	372,973
USD	2,091,000	MXN	37,584,186	Citibank N.A.	4/01/16	(84,170)
USD	2,417,100	RUB	171,638,271	Deutsche Bank AG	4/01/16	(136,841)
USD	2,116,000	ZAR	34,048,768	JPMorgan Chase Bank N.A.	4/01/16	(189,787)
ZAR	33,220,142	USD	2,116,000	Bank of America N.A.	4/01/16	133,672
BRL	3,691,377	USD	988,056	BNP Paribas S.A.	4/04/16	37,434
EUR	2,500,000	USD	2,789,565	Bank of America N.A.	4/04/16	55,528
EUR	9,202,000	USD	10,474,637	HSBC Bank PLC	4/04/16	(2,420)
MXN	74,903,542	USD	4,167,000	Goldman Sachs International	4/04/16	166,817
RUB	27,295,823	EUR	323,219	BNP Paribas S.A.	4/04/16	37,955
RUB	94,970,070	EUR	1,131,000	Deutsche Bank AG	4/04/16	124,739
USD	988,056	BRL	3,974,949	BNP Paribas S.A.	4/04/16	(116,212)
USD	2,712,963	EUR	2,500,000	Bank of America N.A.	4/04/16	(132,130)
USD	1,712,413	EUR	1,568,799	BNP Paribas S.A.	4/04/16	(72,938)
USD	558,028	EUR	506,576	State Street Bank and Trust Co.	4/04/16	(18,474)
USD	2,500,200	MXN	43,542,333	Goldman Sachs International	4/04/16	(19,100)
USD	1,207,877	MXN	21,187,370	Goldman Sachs International	4/04/16	(17,995)
AUD	6,011,326	USD	4,590,000	Bank of America N.A.	4/05/16	16,913
CAD	5,992,026	USD	4,590,000	Bank of America N.A.	4/05/16	23,719
EUR	4,061,434	USD	4,590,000	Bank of America N.A.	4/05/16	32,199
EUR	2,500,000	USD	2,804,000	Commonwealth Bank of Australia	4/05/16	41,177
EUR	1,700,000	USD	1,873,686	Commonwealth Bank of Australia	4/05/16	61,034
EUR	1,500,000	USD	1,677,871	JPMorgan Chase Bank N.A.	4/05/16	29,235
EUR	1,500,000	USD	1,694,302	Morgan Stanley & Co. International PLC	4/05/16	12,804
EUR	5,100,000	USD	5,539,929	Royal Bank of Scotland PLC	4/05/16	264,232
GBP	3,189,330	USD	4,590,000	Bank of America N.A.	4/05/16	(9,270)
MXN	43,597,984	USD	2,507,000	BNP Paribas S.A.	4/05/16	15,288
USD	4,590,000	AUD	5,970,218	Bank of America N.A.	4/05/16	14,589
USD	766,774	AUD	1,074,000	UBS AG	4/05/16	(56,310)
USD	4,590,000	CAD	5,936,441	Goldman Sachs International	4/05/16	19,080
USD	27,506,031	CAD	36,374,000	JPMorgan Chase Bank N.A.	4/05/16	(501,093)

See Notes to Consolidated Financial Statements.

66	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	69,948,430	CAD	94,658,000	State Street Bank and Trust Co.	4/05/16	$(2,936,002)
USD	4,590,000	EUR	4,042,165	Bank of America N.A.	4/05/16	(10,269)
USD	234,475,452	EUR	215,166,000	Morgan Stanley & Co. International PLC	4/05/16	(10,398,679)
USD	470,461	EUR	429,000	Royal Bank of Scotland PLC	4/05/16	(17,771)
USD	4,590,000	GBP	3,177,811	Bank of America N.A.	4/05/16	25,815
USD	1,165,718	GBP	820,000	Morgan Stanley & Co. International PLC	4/05/16	(12,021)
USD	724,221	GBP	500,000	Morgan Stanley & Co. International PLC	4/05/16	6,088
USD	32,786,123	GBP	23,661,000	Royal Bank of Scotland PLC	4/05/16	(1,197,391)
USD	252,768	JPY	28,694,000	State Street Bank and Trust Co.	4/05/16	(2,227)
USD	2,507,000	MXN	43,521,470	Goldman Sachs International	4/05/16	(10,862)
USD	4,604,087	MXN	83,633,000	Morgan Stanley & Co. International PLC	4/05/16	(234,360)
MXN	102,012,526	USD	5,909,615	Citibank N.A.	4/06/16	(8,393)
MXN	42,023,302	USD	2,335,133	State Street Bank and Trust Co.	4/06/16	95,831
TWD	108,143,750	USD	3,250,000	Bank of America N.A.	4/06/16	110,380
USD	7,891,553	MXN	144,035,827	Bank of America N.A.	4/06/16	(440,633)
USD	3,250,000	TWD	108,387,500	JPMorgan Chase Bank N.A.	4/06/16	(117,954)
RUB	154,902,720	USD	2,136,000	Deutsche Bank AG	4/07/16	164,760
USD	2,136,000	RUB	153,065,760	Deutsche Bank AG	4/07/16	(137,476)
CAD	4,371,931	USD	3,362,000	Citibank N.A.	4/11/16	4,312
HKD	133,911,700	USD	17,240,000	HSBC Bank PLC	4/11/16	23,944
USD	3,362,000	CAD	4,497,273	UBS AG	4/11/16	(100,823)
USD	17,240,000	HKD	134,285,808	HSBC Bank PLC	4/11/16	(72,174)
USD	3,994,000	ZAR	61,777,802	Bank of America N.A.	4/11/16	(181,378)
USD	2,048,750	ZAR	31,698,744	Bank of America N.A.	4/11/16	(93,674)
ZAR	93,416,504	USD	6,042,750	BNP Paribas S.A.	4/11/16	270,994
INR	142,014,880	USD	2,086,000	JPMorgan Chase Bank N.A.	4/12/16	53,632
USD	2,086,000	INR	140,554,680	JPMorgan Chase Bank N.A.	4/12/16	(31,633)
TRY	7,546,029	USD	2,649,000	BNP Paribas S.A.	4/13/16	18,801
CLP	1,365,123,474	USD	1,999,800	BNP Paribas S.A.	4/14/16	35,436
CLP	902,669,724	USD	1,333,200	Credit Suisse International	4/14/16	12,572
EUR	2,488,000	USD	2,749,758	Goldman Sachs International	4/14/16	82,517
USD	2,333,100	CLP	1,596,493,668	Credit Suisse International	4/14/16	(47,081)
USD	999,900	CLP	683,761,617	Credit Suisse International	4/14/16	(19,507)
USD	2,698,497	EUR	2,488,000	UBS AG	4/14/16	(133,777)
PLN	25,601,265	USD	6,237,745	JPMorgan Chase Bank N.A.	4/15/16	621,994
PLN	25,824,668	USD	6,260,445	Royal Bank of Canada	4/15/16	659,154
RUB	104,950,830	USD	1,451,000	Deutsche Bank AG	4/15/16	104,086
RUB	283,048,255	USD	3,943,000	JPMorgan Chase Bank N.A.	4/15/16	251,006
USD	4,530,182	EUR	4,153,937	State Street Bank and Trust Co.	4/15/16	(198,691)
USD	13,651,532	PLN	54,696,910	HSBC Bank PLC	4/15/16	(1,004,250)
USD	5,662,850	RUB	387,707,025	Deutsche Bank AG	4/15/16	(81,915)
USD	1,165,750	RUB	79,993,765	Deutsche Bank AG	4/15/16	(19,540)
EUR	1,570,000	PLN	6,751,217	State Street Bank and Trust Co.	4/18/16	(21,411)
JPY	51,370,595	USD	451,800	Deutsche Bank AG	4/18/16	4,897
JPY	131,183,428	USD	1,153,747	Deutsche Bank AG	4/18/16	12,504
JPY	467,637,351	USD	4,153,000	HSBC Bank PLC	4/18/16	4,405
JPY	290,656,159	USD	2,573,835	Morgan Stanley & Co. International PLC	4/18/16	10,166
JPY	294,140,130	USD	2,604,618	Morgan Stanley & Co. International PLC	4/18/16	10,357

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	67

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	471,546,653	USD	4,153,000	Morgan Stanley & Co. International PLC	4/18/16	$ 39,160
RUB	22,272,660	USD	323,900	BNP Paribas S.A.	4/18/16	5,824
RUB	179,236,650	USD	2,595,000	JPMorgan Chase Bank N.A.	4/18/16	58,412
USD	4,292,000	JPY	487,882,327	Deutsche Bank AG	4/18/16	(45,388)
USD	4,153,000	KRW	4,972,802,200	HSBC Bank PLC	4/18/16	(193,323)
USD	4,153,000	KRW	4,928,572,750	JPMorgan Chase Bank N.A.	4/18/16	(154,666)
USD	2,492,000	KRW	2,980,182,800	JPMorgan Chase Bank N.A.	4/18/16	(112,736)
USD	1,459,450	RUB	101,023,129	Deutsche Bank AG	4/18/16	(36,092)
EUR	2,151,900	RUB	195,284,925	Deutsche Bank AG	4/21/16	(438,218)
EUR	2,231,600	USD	2,534,982	Citibank N.A.	4/21/16	5,939
MXN	11,145,834	USD	617,007	JPMorgan Chase Bank N.A.	4/21/16	26,870
USD	1,206,684	EUR	1,115,000	State Street Bank and Trust Co.	4/21/16	(62,866)
USD	1,211,066	EUR	1,116,600	State Street Bank and Trust Co.	4/21/16	(60,306)
USD	2,175,393	MXN	39,288,199	Morgan Stanley & Co. International PLC	4/21/16	(94,223)
USD	2,173,379	MXN	39,252,843	State Street Bank and Trust Co.	4/21/16	(94,194)
COP	5,203,278,490	USD	1,671,333	Credit Suisse International	4/22/16	61,741
MXN	104,240,251	USD	6,015,955	Citibank N.A.	4/22/16	5,285
USD	1,671,333	COP	5,121,165,883	Credit Suisse International	4/22/16	(34,392)
USD	1,537,438	MXN	27,609,557	Barclays Bank PLC	4/22/16	(57,376)
USD	2,500,000	MXN	44,212,500	Goldman Sachs International	4/22/16	(53,851)
RUB	149,600,000	USD	2,200,000	Deutsche Bank AG	4/25/16	10,035
USD	2,200,000	RUB	154,176,000	JPMorgan Chase Bank N.A.	4/25/16	(77,636)
USD	2,159,000	ZAR	33,157,490	BNP Paribas S.A.	4/25/16	(75,867)
MXN	95,143,289	USD	5,472,000	BNP Paribas S.A.	4/28/16	20,747
MXN	7,939,274	USD	458,923	HSBC Bank PLC	4/28/16	(578)
USD	2,756,771	MXN	50,966,307	Citibank N.A.	4/28/16	(185,581)
USD	2,315,870	MXN	41,604,081	JPMorgan Chase Bank N.A.	4/28/16	(85,988)
BRL	6,806,034	USD	1,854,000	Goldman Sachs International	4/29/16	23,809
BRL	33,424,455	USD	9,105,000	Goldman Sachs International	4/29/16	116,924
INR	124,125,300	USD	1,854,000	JPMorgan Chase Bank N.A.	4/29/16	10,095
INR	609,579,750	USD	9,105,000	JPMorgan Chase Bank N.A.	4/29/16	49,579
RUB	129,001,320	USD	1,854,000	Deutsche Bank AG	4/29/16	49,453
RUB	633,525,900	USD	9,105,000	Deutsche Bank AG	4/29/16	242,866
TRY	5,348,964	USD	1,854,000	Barclays Bank PLC	4/29/16	28,247
TRY	26,268,781	USD	9,105,000	Barclays Bank PLC	4/29/16	138,720
TWD	218,200,750	USD	6,745,000	JPMorgan Chase Bank N.A.	4/29/16	36,826
USD	9,105,000	DKK	60,497,808	Royal Bank of Scotland PLC	4/29/16	(140,874)
USD	1,854,000	DKK	12,318,829	Royal Bank of Scotland PLC	4/29/16	(28,685)
USD	9,105,000	EUR	8,116,123	Standard Chartered Bank	4/29/16	(138,287)
USD	1,854,000	EUR	1,652,641	Standard Chartered Bank	4/29/16	(28,159)
USD	9,105,000	GBP	6,376,617	Morgan Stanley & Co. International PLC	4/29/16	(54,212)
USD	1,854,000	GBP	1,298,435	Morgan Stanley & Co. International PLC	4/29/16	(11,039)
USD	9,105,000	SEK	75,156,674	Barclays Bank PLC	4/29/16	(162,217)
USD	1,854,000	SEK	15,303,731	Barclays Bank PLC	4/29/16	(33,031)
USD	6,745,000	TWD	216,615,675	Deutsche Bank AG	4/29/16	12,439
ZAR	28,759,248	USD	1,854,000	BNP Paribas S.A.	4/29/16	82,900
ZAR	141,236,760	USD	9,105,000	BNP Paribas S.A.	4/29/16	407,121
BRL	4,935,086	USD	1,348,200	Deutsche Bank AG	5/02/16	12,259

See Notes to Consolidated Financial Statements.

68	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,576,000	COP	7,802,704,000	Credit Suisse International	5/02/16	$ (21,419)
USD	9,105,000	JPY	1,031,368,875	Deutsche Bank AG	5/02/16	(67,946)
USD	1,854,000	JPY	210,011,850	Deutsche Bank AG	5/02/16	(13,836)
RUB	136,856,400	EUR	1,770,000	Deutsche Bank AG	5/04/16	601
USD	794,419	AUD	1,033,000	UBS AG	5/04/16	3,823
USD	101,233,253	CAD	130,936,000	Westpac Banking Corp.	5/04/16	411,950
USD	7,699,979	EUR	6,795,000	Citibank N.A.	5/04/16	(39,966)
USD	223,590,438	EUR	196,101,000	Morgan Stanley & Co. International PLC	5/04/16	218,697
USD	34,514,034	GBP	24,003,000	Royal Bank of Scotland PLC	5/04/16	36,261
USD	4,110,410	MXN	71,157,000	JPMorgan Chase Bank N.A.	5/04/16	4,769
USD	4,556,746	MXN	83,721,665	Morgan Stanley & Co. International PLC	5/04/16	(273,856)
USD	274,167	JPY	30,825,000	Barclays Bank PLC	5/09/16	(38)
USD	274,396	JPY	30,825,000	Royal Bank of Scotland PLC	5/09/16	192
TWD	45,802,200	USD	1,380,000	Deutsche Bank AG	5/16/16	43,814
USD	1,380,000	TWD	45,802,200	JPMorgan Chase Bank N.A.	5/16/16	(43,814)
USD	455,845	RUB	37,251,157	Morgan Stanley & Co. International PLC	5/20/16	(90,920)
CNH	15,552,550	USD	2,307,500	Citibank N.A.	5/23/16	93,109
CNH	18,669,983	USD	2,769,000	Citibank N.A.	5/23/16	112,800
CNH	28,029,895	USD	4,153,500	HSBC Bank PLC	5/23/16	173,046
CNY	62,154,820	USD	9,230,000	Standard Chartered Bank	5/23/16	358,945
USD	9,230,000	CNH	62,293,270	Standard Chartered Bank	5/23/16	(385,260)
USD	2,769,000	CNY	18,642,293	Bank of America N.A.	5/23/16	(107,043)
USD	2,307,500	CNY	15,538,705	Bank of America N.A.	5/23/16	(89,736)
USD	4,153,500	CNY	27,994,590	HSBC Bank PLC	5/23/16	(165,370)
USD	4,646,443	MXN	81,111,685	Citibank N.A.	5/23/16	(24,964)
CNH	73,533,164	USD	10,844,000	BNP Paribas S.A.	5/25/16	505,081
USD	10,844,000	CNH	73,533,164	JPMorgan Chase Bank N.A.	5/25/16	(505,081)
USD	2,241,189	MXN	38,926,994	Bank of America N.A.	5/26/16	(55)
USD	38,464,000	CNH	253,804,704	Standard Chartered Bank	6/01/16	(694,126)
USD	5,876,841	MXN	102,012,526	Citibank N.A.	6/06/16	9,073
USD	5,705,728	MXN	99,433,090	JPMorgan Chase Bank N.A.	6/06/16	(13,671)
AUD	56,320,000	USD	43,308,785	BNP Paribas S.A.	6/15/16	(290,865)
AUD	3,255,000	USD	2,469,591	JPMorgan Chase Bank N.A.	6/15/16	16,618
AUD	1,445,000	USD	1,087,854	Northern Trust Corp.	6/15/16	15,855
CAD	4,337,577	USD	3,250,000	Commonwealth Bank of Australia	6/15/16	90,025
CHF	1,870,000	JPY	216,020,904	HSBC Bank PLC	6/15/16	27,838
CHF	4,130,000	JPY	476,829,976	Royal Bank of Scotland PLC	6/15/16	63,838
JPY	692,613,600	CHF	6,000,000	JPMorgan Chase Bank N.A.	6/15/16	(93,789)
MXN	84,928,582	USD	4,765,000	Deutsche Bank AG	6/15/16	116,477
USD	3,481,972	AUD	4,700,000	Credit Suisse International	6/15/16	(107,947)
USD	43,073,834	AUD	57,090,000	Morgan Stanley & Co. International PLC	6/15/16	(532,222)
USD	42,311,245	AUD	56,320,000	Westpac Banking Corp.	6/15/16	(706,675)
USD	3,250,000	CAD	4,294,964	State Street Bank and Trust Co.	6/15/16	(57,212)
USD	3,037,212	EUR	2,730,000	Goldman Sachs International	6/15/16	(76,742)
USD	10,497,302	EUR	9,202,000	HSBC Bank PLC	6/15/16	1,111
USD	10,443,913	EUR	9,202,000	Morgan Stanley & Co. International PLC	6/15/16	(52,278)
USD	1,465,000	MXN	25,477,822	Citibank N.A.	6/15/16	600
USD	1,834,000	MXN	31,725,328	Citibank N.A.	6/15/16	10,510

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	69

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,466,000	MXN	25,754,603	Goldman Sachs International	6/15/16	$ (14,308)
USD	3,979,870	IDR	52,924,308,875	Deutsche Bank AG	6/16/16	39,117
USD	10,776,179	IDR	142,892,136,755	Deutsche Bank AG	6/16/16	136,407
USD	21,433,292	IDR	284,977,047,790	Deutsche Bank AG	6/16/16	213,854
USD	2,357,956	EUR	2,075,375	Morgan Stanley & Co. International PLC	6/22/16	(9,843)
USD	1,349,827	EUR	1,182,927	Morgan Stanley & Co. International PLC	6/22/16	223
USD	2,600,000	SGD	3,598,473	JPMorgan Chase Bank N.A.	6/30/16	(68,081)
MXN	44,970,918	USD	2,492,421	HSBC Bank PLC	7/06/16	87,790
USD	2,430,846	MXN	43,587,506	BNP Paribas S.A.	7/06/16	(69,991)
USD	2,411,091	MXN	43,233,264	BNP Paribas S.A.	7/06/16	(69,422)
USD	2,283,873	MXN	41,434,025	UBS AG	7/06/16	(93,408)
USD	2,267,312	MXN	41,126,777	State Street Bank and Trust Co.	7/08/16	(91,916)
MXN	43,561,425	USD	2,411,685	HSBC Bank PLC	7/20/16	84,515
USD	2,257,522	MXN	41,920,915	State Street Bank and Trust Co.	7/20/16	(144,671)
USD	2,433,817	MXN	44,727,167	State Street Bank and Trust Co.	7/20/16	(129,183)
CNH	404,200,740	USD	60,360,000	JPMorgan Chase Bank N.A.	7/29/16	1,805,946
USD	25,302,000	CNH	170,813,802	Bank of America N.A.	7/29/16	(969,109)
USD	44,000,000	CNH	299,268,200	HSBC Bank PLC	7/29/16	(2,027,354)
USD	28,415,000	CNH	189,243,900	Standard Chartered Bank	7/29/16	(690,652)
USD	25,316,000	SAR	96,555,224	BNP Paribas S.A.	11/23/16	(276,353)
USD	25,703,333	SAR	97,981,107	Citibank N.A.	11/23/16	(266,956)
USD	19,029,000	SAR	72,319,715	Citibank N.A.	11/23/16	(139,633)
HKD	135,373,250	USD	17,245,000	HSBC Bank PLC	2/03/17	206,261
USD	17,245,000	HKD	134,597,225	HSBC Bank PLC	2/03/17	(106,221)
HKD	69,472,537	USD	8,965,000	HSBC Bank PLC	2/27/17	(10,030)
USD	18,000,000	HKD	140,211,000	HSBC Bank PLC	2/27/17	(73,116)
HKD	132,970,084	USD	16,790,000	Goldman Sachs International	1/19/18	297,091
USD	16,790,000	HKD	131,339,775	Goldman Sachs International	1/19/18	(87,591)
Total						$(20,306,709)

Interest Indexed Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
10Y-2Y CMS Index Cap[1]	1.30%	Bank of America N.A.	10/20/16	USD	187,100	$32,810	$134,979	$(102,169)

[1]	Master Portfolio pays the upfront premium and receives the greater of the exercise rate minus the difference of the 10-year CMS Index and 2-year CMS Index or $0.

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	4/08/16	JPY	17,500.00	94	$12,111
Alibaba Group Holding Ltd.	Call	4/15/16	USD	80.00	555	67,155
BorgWarner, Inc.	Call	4/15/16	USD	37.50	263	38,792
EURO STOXX Banks Index	Call	4/15/16	EUR	115.00	948	51,240
Health Care SPDR ETF	Call	4/15/16	USD	68.00	327	22,400
CBOE Volatility Index	Call	4/20/16	USD	22.00	356	9,790
SPDR Gold Trust ETF[1]	Call	5/20/16	USD	125.00	570	50,445

See Notes to Consolidated Financial Statements.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Financial Select Sector SPDR Fund	Call	6/17/16	USD	23.00	4,752	$ 209,088
Health Care SPDR ETF	Call	6/17/16	USD	70.00	327	29,267
Euro Dollar 90-Day	Call	12/16/16	USD	99.13	7,012	2,980,100
U.S. Treasury Notes (10 Year)	Put	4/01/16	USD	130.00	187	20,453
U.S. Treasury Notes (10 Year)	Put	4/01/16	USD	130.25	94	17,625
Energy Select Sector SPDR Fund	Put	4/15/16	USD	59.00	1,170	32,760
EURO STOXX 50 Index	Put	4/15/16	EUR	3,000.00	252	135,060
EURO STOXX 50 Index	Put	4/15/16	EUR	3,025.00	162	108,576
FTSE 100 Index	Put	4/15/16	GBP	5,700.00	45	4,201
HP, Inc.	Put	4/15/16	USD	10.00	1,410	2,115
S&P 500 Index	Put	4/15/16	USD	1,940.00	12	1,740
EURO STOXX 50 Index	Put	5/20/16	EUR	2,950.00	118	121,785
S&P 500 Index	Put	5/20/16	USD	2,040.00	55	184,525
Utilities SPDR ETF	Put	6/17/16	USD	48.00	2,160	185,760
Total						$4,284,988

[1]	All or a portion of security is held by a wholly owned subsidiary.

OTC Barrier Options Purchased

Description	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Under-and-Out	Deutsche Bank AG	05/16/16	CNH	6.62	CNH	6.90	USD	5,065	$ 5,326
USD Currency	Down-and-Out	Deutsche Bank AG	04/26/16	MXN	17.30	MXN	16.80	USD	5,312	10,240
Total										$15,566

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	4/06/16	JPY	119.50	USD	9,000	$ 1
USD Currency	Call	Deutsche Bank AG	4/06/16	JPY	122.00	USD	9,000	1
USD Currency	Call	HSBC Bank PLC	4/13/16	SGD	1.50	USD	16,800	2
USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.95	USD	4,391	7,884
USD Currency	Call	BNP Paribas S.A.	4/22/16	TRY	2.90	USD	2,635	11,440
USD Currency	Call	Goldman Sachs International	4/26/16	BRL	3.75	USD	2,247	23,709
USD Currency	Call	Goldman Sachs International	4/28/16	ZAR	17.00	USD	3,565	2,673
USD Currency	Call	BNP Paribas S.A.	4/29/16	JPY	115.00	USD	18,000	60,412
USD Currency	Call	Deutsche Bank AG	5/12/16	TWD	34.00	USD	12,500	4,211
USD Currency	Call	Goldman Sachs International	5/13/16	BRL	3.85	USD	2,907	30,122
USD Currency	Call	Deutsche Bank AG	5/19/16	KRW	1,165.00	USD	3,760	31,134
USD Currency	Call	Bank of America N.A.	5/20/16	SGD	1.43	USD	9,600	7,820
USD Currency	Call	BNP Paribas S.A.	5/20/16	TWD	32.60	USD	9,600	43,355
USD Currency	Call	JPMorgan Chase Bank N.A.	5/20/16	TWD	34.20	USD	11,905	4,706
USD Currency	Call	Morgan Stanley & Co. International PLC	5/20/16	SGD	1.50	USD	11,905	323
USD Currency	Call	Deutsche Bank AG	5/23/16	CNH	6.53	USD	38,455	256,691
USD Currency	Call	Deutsche Bank AG	5/23/16	JPY	115.00	USD	18,000	98,820
USD Currency	Call	JPMorgan Chase Bank N.A.	5/23/16	CNH	6.85	USD	49,990	77,485
USD Currency	Call	BNP Paribas S.A.	6/17/16	CNY	6.80	USD	23,810	75,254
USD Currency	Call	Standard Chartered Bank	6/17/16	CNY	6.60	USD	23,810	155,070
USD Currency	Call	BNP Paribas S.A.	7/19/16	JPY	124.00	USD	17,000	19,225
USD Currency	Call	Deutsche Bank AG	7/19/16	JPY	124.00	USD	17,000	19,225
USD Currency	Call	JPMorgan Chase Bank N.A.	7/19/16	JPY	120.00	USD	17,000	52,452

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	71

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.47	GBP	83,310	$2,767,886
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.47	GBP	35,185	1,168,984
USD Currency	Call	HSBC Bank PLC	7/29/16	CNH	6.75	USD	110,000	781,891
USD Currency	Call	HSBC Bank PLC	8/09/16	CHF	1.05	USD	19,215	37,494
USD Currency	Call	Royal Bank of Scotland PLC	8/09/16	CHF	1.04	USD	38,120	89,037
USD Currency	Call	Bank of America N.A.	8/12/16	CNH	7.00	USD	17,500	72,005
USD Currency	Call	Deutsche Bank AG	8/12/16	CNY	7.00	USD	17,500	72,005
USD Currency	Call	Deutsche Bank AG	8/12/16	CNH	7.25	USD	17,500	43,367
USD Currency	Call	BNP Paribas S.A.	8/15/16	SAR	3.79	USD	26,190	112,177
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	37,400	172,552
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	37,440	172,737
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.03	USD	20,000	85,306
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.08	USD	20,000	27,256
EUR Currency	Call	HSBC Bank PLC	9/27/16	CHF	1.15	EUR	12,000	53,770
USD Currency	Call	BNP Paribas S.A.	9/27/16	HKD	7.80	USD	37,360	104,227
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.05	USD	20,000	105,738
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	8,571	20,359
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	6.75	USD	6,551	106,915
EUR Currency	Put	Deutsche Bank AG	4/01/16	USD	1.05	EUR	7,521	1
EUR Currency	Put	HSBC Bank PLC	4/01/16	USD	1.09	EUR	5,014	1
USD Currency	Put	Deutsche Bank AG	4/06/16	JPY	114.00	USD	9,000	139,423
EUR Currency	Put	Deutsche Bank AG	4/07/16	PLN	4.18	EUR	24,000	15,913
EUR Currency	Put	Deutsche Bank AG	4/11/16	USD	1.05	EUR	20,000	2
EUR Currency	Put	JPMorgan Chase Bank N.A.	4/11/16	USD	1.07	EUR	20,000	20
GBP Currency	Put	Bank of America N.A.	4/14/16	USD	1.41	GBP	4,700	14,222
USD Currency	Put	Goldman Sachs International	4/15/16	MXN	18.00	USD	4,317	215,038
USD Currency	Put	BNP Paribas S.A.	4/19/16	JPY	112.00	USD	17,000	123,323
USD Currency	Put	HSBC Bank PLC	4/19/16	JPY	114.00	USD	17,000	308,251
EUR Currency	Put	Deutsche Bank AG	4/29/16	RUB	83.00	EUR	3,985	384,777
EUR Currency	Put	Deutsche Bank AG	5/17/16	RUB	82.00	EUR	3,701	317,443
CHF Currency	Put	Bank of America N.A.	6/17/16	JPY	122.00	CHF	24,000	1,090,836
CHF Currency	Put	Bank of America N.A.	6/17/16	JPY	118.00	CHF	24,000	505,247
CHF Currency	Put	BNP Paribas S.A.	6/17/16	JPY	116.00	CHF	25,000	331,202
CHF Currency	Put	JPMorgan Chase Bank N.A.	6/17/16	JPY	112.00	CHF	25,000	129,426
CHF Currency	Put	JPMorgan Chase Bank N.A.	6/17/16	JPY	108.00	CHF	5,351	10,854
GBP Currency	Put	Barclays Bank PLC	6/17/16	USD	1.40	GBP	8,500	191,430
GBP Currency	Put	Deutsche Bank AG	6/17/16	USD	1.45	GBP	15,920	659,443
USD Currency	Put	JPMorgan Chase Bank N.A.	6/24/16	JPY	114.00	USD	9,700	277,178
EUR Currency	Put	JPMorgan Chase Bank N.A.	7/22/16	USD	1.07	EUR	100,810	572,114
USD Currency	Put	JPMorgan Chase Bank N.A.	9/30/16	JPY	115.00	USD	9,700	434,449
Total								$12,696,314

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Nikkei 225 Index	Call	4/08/16	JPY	18,000.00	46	$(1,226)
EURO STOXX Banks Index	Call	4/15/16	EUR	120.00	948	(24,271)
iShares iBoxx $ High Yield Corporate Bond ETF	Call	4/15/16	USD	82.00	1,874	(56,220)
CBOE Volatility Index	Call	4/20/16	USD	19.00	892	(46,830)
CBOE Volatility Index	Call	4/20/16	USD	20.00	1,783	(75,778)
CBOE Volatility Index	Call	4/20/16	USD	18.00	1,784	(115,960)
Alibaba Group Holding Ltd.	Call	4/29/16	USD	80.00	732	(148,962)
Utilities SPDR ETF	Call	6/17/16	USD	48.00	2,160	(518,400)
Euro Dollar 90-Day	Call	12/16/16	USD	98.38	4,676	(2,484,125)

See Notes to Consolidated Financial Statements.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Financial Select Sector SPDR Fund	Put	6/17/16	USD	23.00	4,752	$(468,072)
Total						$(3,939,844)

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Deutsche Bank AG	4/06/16	JPY	119.50	USD	9,000	$(1)
USD Currency	Call	Goldman Sachs International	4/15/16	MXN	19.00	USD	4,317	(24)
USD Currency	Call	BNP Paribas S.A.	4/29/16	JPY	118.00	USD	18,000	(13,057)
USD Currency	Call	Deutsche Bank AG	5/12/16	TWD	35.00	USD	12,500	(344)
USD Currency	Call	Bank of America N.A.	5/20/16	SGD	1.50	USD	11,905	(323)
USD Currency	Call	BNP Paribas S.A.	5/20/16	TWD	34.20	USD	11,905	(4,706)
USD Currency	Call	JPMorgan Chase Bank N.A.	5/20/16	TWD	32.60	USD	9,600	(43,355)
USD Currency	Call	Morgan Stanley & Co. International PLC	5/20/16	SGD	1.43	USD	9,600	(7,820)
USD Currency	Call	Deutsche Bank AG	5/23/16	JPY	118.00	USD	27,000	(46,435)
USD Currency	Call	Deutsche Bank AG	5/23/16	CNH	6.85	USD	49,990	(77,484)
USD Currency	Call	JPMorgan Chase Bank N.A.	5/23/16	CNH	6.53	USD	38,455	(256,691)
USD Currency	Call	BNP Paribas S.A.	6/17/16	CNY	6.60	USD	23,810	(155,070)
USD Currency	Call	Standard Chartered Bank	6/17/16	CNY	6.80	USD	23,810	(75,254)
USD Currency	Call	Deutsche Bank AG	7/19/16	JPY	120.00	USD	17,000	(52,452)
USD Currency	Call	JPMorgan Chase Bank N.A.	7/19/16	JPY	124.00	USD	34,000	(38,451)
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.56	GBP	35,185	(258,336)
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.53	GBP	35,185	(451,943)
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.56	GBP	83,310	(611,681)
GBP Currency	Call	Deutsche Bank AG	7/22/16	USD	1.53	GBP	83,310	(1,070,098)
GBP Currency	Call	JPMorgan Chase Bank N.A.	7/22/16	USD	1.50	GBP	79,860	(1,699,821)
USD Currency	Call	UBS AG	8/09/16	CHF	1.05	USD	19,215	(37,494)
USD Currency	Call	UBS AG	8/09/16	CHF	1.04	USD	38,120	(89,037)
USD Currency	Call	Bank of America N.A.	8/12/16	CNH	7.25	USD	17,500	(34,671)
USD Currency	Call	Deutsche Bank AG	8/12/16	CNY	7.25	USD	17,500	(34,671)
USD Currency	Call	Deutsche Bank AG	8/12/16	CNH	7.00	USD	17,500	(82,241)
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.08	USD	20,000	(27,256)
USD Currency	Call	Deutsche Bank AG	9/06/16	CHF	1.03	USD	20,000	(85,306)
EUR Currency	Call	Deutsche Bank AG	9/27/16	CHF	1.15	EUR	12,000	(53,770)
USD Currency	Call	BNP Paribas S.A.	9/27/16	HKD	8.00	USD	37,360	(70,009)
USD Currency	Call	Deutsche Bank AG	12/06/16	CHF	1.10	USD	20,000	(45,392)
USD Currency	Call	Deutsche Bank AG	12/15/16	CNH	7.10	USD	6,551	(60,926)
EUR Currency	Put	HSBC Bank PLC	4/01/16	USD	1.05	EUR	7,521	(1)
USD Currency	Put	Deutsche Bank AG	4/06/16	JPY	116.50	USD	9,000	(331,750)
EUR Currency	Put	Deutsche Bank AG	4/11/16	USD	1.07	EUR	20,000	(20)
EUR Currency	Put	JPMorgan Chase Bank N.A.	4/11/16	USD	1.05	EUR	20,000	(2)
USD Currency	Put	BNP Paribas S.A.	4/19/16	JPY	114.00	USD	17,000	(308,251)
USD Currency	Put	HSBC Bank PLC	4/19/16	JPY	112.00	USD	17,000	(123,323)
USD Currency	Put	Goldman Sachs International	4/26/16	BRL	3.55	USD	2,247	(31,314)
USD Currency	Put	Goldman Sachs International	4/28/16	ZAR	15.50	USD	3,565	(170,359)
EUR Currency	Put	Deutsche Bank AG	5/17/16	RUB	77.00	EUR	5,346	(197,120)
CHF Currency	Put	Bank of America N.A.	6/17/16	JPY	118.00	CHF	24,000	(505,247)
CHF Currency	Put	Bank of America N.A.	6/17/16	JPY	122.00	CHF	24,000	(1,090,836)
CHF Currency	Put	BNP Paribas S.A.	6/17/16	JPY	108.00	CHF	5,351	(10,854)
CHF Currency	Put	BNP Paribas S.A.	6/17/16	JPY	112.00	CHF	25,000	(129,427)
CHF Currency	Put	JPMorgan Chase Bank N.A.	6/17/16	JPY	116.00	CHF	25,000	(331,202)
GBP Currency	Put	Bank of America N.A.	6/17/16	USD	1.40	GBP	7,960	(179,269)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	73

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
GBP Currency	Put	Barclays Bank PLC	6/17/16	USD	1.35	GBP	8,500	$(104,513)
GBP Currency	Put	Deutsche Bank AG	6/17/16	USD	1.40	GBP	15,920	(358,537)
USD Currency	Put	JPMorgan Chase Bank N.A.	6/24/16	JPY	116.50	USD	9,700	(436,002)
USD Currency	Put	JPMorgan Chase Bank N.A.	9/30/16	JPY	117.50	USD	9,700	(595,412)
Total								$(10,387,558)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	EUR	6,300	$ (9,119)
iTraxx Europe Crossover Series 25 Version 1	5.00%	6/20/21	EUR	5,500	(9,435)
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	USD	32,255	(390,354)
Total					$(408,908)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
iTraxx Europe Series 21 Version 1	1.00%	6/20/19	BBB+	EUR	1,445	$ 4,312
iTraxx Europe Series 23 Version 1	1.00%	6/20/20	BBB+	EUR	2,628	(10,154)
iTraxx Financials Series 24 Version 1	1.00%	12/20/20	A	EUR	20,300	16,801
Total						$ 10,959

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	12,695	$ 16,897
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	283,520	(1,551,015)
0.65%[2]	3-month Canadian Bankers Acceptance	N/A	1/12/18	CAD	86,000	(291,501)
0.62%[2]	3-month Canadian Bankers Acceptance	N/A	1/14/18	CAD	86,000	(329,148)
0.92%[2]	3-month LIBOR	3/01/17[3]	3/01/18	USD	353,992	(91,418)
1.14%[1]	3-month LIBOR	3/01/18[3]	3/01/19	USD	353,992	70,426
0.99%[1]	3-month Canadian Bankers Acceptance	N/A	1/12/21	CAD	33,000	(39,819)
0.88%[1]	3-month Canadian Bankers Acceptance	N/A	1/14/21	CAD	33,000	101,164
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	2,360	114,057
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	1,800	(108,968)
2.83%[2]	6-month Australian Bank Bill Rate	N/A	1/15/26	AUD	130,530	2,107,055
1.95%[1]	3-month LIBOR	N/A	1/19/26	USD	93,240	(3,025,502)
2.46%[1]	3-month LIBOR	N/A	1/15/46	USD	24,040	(1,920,752)
2.26%[2]	3-month LIBOR	N/A	2/10/46	USD	24,040	745,683
2.21%[1]	3-month LIBOR	N/A	3/09/46	USD	20,200	(372,966)
2.20%[1]	3-month LIBOR	N/A	3/22/46	USD	26,803	(416,652)
Total						$(4,992,459)

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

[3]	Forward swap.

See Notes to Consolidated Financial Statements.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Altice Finco SA	5.00%	Citibank N.A.	12/20/16	EUR	780	$ (29,166)	$ (20,633)	$ (8,533)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	12/20/16	EUR	750	45,058	34,450	10,608
Numericable SFR SA	5.00%	Citibank N.A.	12/20/16	EUR	780	(29,694)	(26,379)	(3,315)
Stena AB	5.00%	Credit Suisse International	12/20/16	EUR	800	(14,931)	(12,907)	(2,024)
Transocean Ltd.	1.00%	Goldman Sachs Bank USA	12/20/16	USD	5,750	(39,369)	(7,929)	(31,440)
Banca Monte dei Paschi di Siena SpA	5.00%	JPMorgan Chase Bank N.A.	3/20/17	EUR	3,800	275,216	147,833	127,383
Republic of Ireland	1.00%	Citibank N.A.	3/20/17	USD	2,000	(16,698)	72,725	(89,423)
CDX.NA.IG Series 18 Version 1	1.00%	Credit Suisse International	6/20/17	USD	103,800	(973,299)	(3,006)	(970,293)
ArcelorMittal	5.00%	Goldman Sachs International	12/20/17	EUR	260	(10,662)	19,123	(29,785)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	370	(379)	3,784	(4,163)
Volkswagen AG	1.00%	JPMorgan Chase Bank N.A.	12/20/17	EUR	370	(379)	3,920	(4,299)
Volkswagen AG	1.00%	Morgan Stanley & Co. International PLC	12/20/17	EUR	740	(758)	6,347	(7,105)
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	USD	6,000	(46,725)	144,949	(191,674)
iTraxx Europe Series 9 3-6%	5.00%	Citibank N.A.	6/20/18	EUR	3,780	(283,977)	248,283	(532,260)
Republic of France	0.25%	Barclays Bank PLC	6/20/18	USD	2,530	(8,643)	20,187	(28,830)
Republic of France	0.25%	Citibank N.A.	6/20/18	USD	2,740	(9,361)	24,761	(34,122)
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/18	USD	2,735	(9,344)	18,976	(28,320)
Bayerische Motoren Werke AG	1.00%	Citibank N.A.	12/20/18	EUR	900	(16,556)	(452)	(16,104)
iTraxx Financials Series 20 Version 1	1.00%	Barclays Bank PLC	12/20/18	EUR	1,450	(21,716)	(5,503)	(16,213)
iTraxx Financials Series 20 Version 1	1.00%	Citibank N.A.	12/20/18	EUR	3,120	(46,728)	(11,607)	(35,121)
Federative Republic of Brazil	1.00%	Bank of America N.A.	6/20/19	USD	1,187	48,495	29,975	18,520
Federative Republic of Brazil	1.00%	Citibank N.A.	6/20/19	USD	1,155	47,187	33,917	13,270
GDF Suez	1.00%	Bank of America N.A.	6/20/19	EUR	795	(16,439)	(17,768)	1,329
GDF Suez	1.00%	Citibank N.A.	6/20/19	EUR	455	(9,408)	(9,309)	(99)
GDF Suez	1.00%	Deutsche Bank AG	6/20/19	EUR	450	(9,305)	(10,058)	753
Republic of Portugal	1.00%	BNP Paribas S.A.	9/20/19	USD	875	27,001	17,882	9,119
Boyd Gaming Corp.	5.00%	Citibank N.A.	6/20/20	USD	1,300	(134,219)	(61,772)	(72,447)
Boyd Gaming Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,200	(123,893)	(61,989)	(61,904)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	7,452	88,783	55,379	33,404
Boyd Gaming Corp.	5.00%	Citibank N.A.	9/20/20	USD	1,160	(114,568)	(102,377)	(12,191)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	7,452	118,281	83,841	34,440
21st Century Fox, Class A	1.00%	Barclays Bank PLC	12/20/20	USD	5,435	(156,404)	(75,555)	(80,849)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	4,080	(341)	4,421
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,205	4,917	(5,307)	10,224
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	795	3,245	(3,859)	7,104
AutoZone, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	3,300	(111,841)	(102,175)	(9,666)
Banco Comercial Portugues SA	5.00%	BNP Paribas S.A.	12/20/20	EUR	216	2,839	(3,600)	6,439
Bank of America Corp.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,200	(4,358)	(2,023)	(2,335)
Barrick Gold Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	2,800	76,805	111,909	(35,104)
Bayerische Motoren Werke AG	1.00%	Goldman Sachs International	12/20/20	EUR	900	(17,115)	(6,682)	(10,433)
BNP Paribas SA	1.00%	Citibank N.A.	12/20/20	EUR	800	(10,358)	(7,689)	(2,669)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	75

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Boeing Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,200	$ (34,774)	$ (39,980)	$ 5,206
Boeing Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,200	(34,774)	(39,449)	4,675
Boyd Gaming Corp.	5.00%	BNP Paribas S.A.	12/20/20	USD	1,000	(94,089)	(72,944)	(21,145)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	800	(75,270)	(58,354)	(16,916)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	500	(47,045)	(36,523)	(10,522)
Boyd Gaming Corp.	5.00%	Citibank N.A.	12/20/20	USD	500	(47,044)	(33,479)	(13,565)
Cable & Wireless Ltd.	5.00%	Bank of America N.A.	12/20/20	EUR	54	(8,879)	(6,779)	(2,100)
Cable & Wireless Ltd.	5.00%	Barclays Bank PLC	12/20/20	EUR	295	(48,429)	(36,211)	(12,218)
Cable & Wireless Ltd.	5.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	101	(16,679)	(12,734)	(3,945)
Caterpillar, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	4,200	(43,819)	26,712	(70,531)
Citigroup, Inc.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,200	(5,118)	2,791	(7,909)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	42	(105)	587	(692)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	42	(105)	587	(692)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	42	(104)	628	(732)
Clariant AG	1.00%	Barclays Bank PLC	12/20/20	EUR	41	(102)	573	(675)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	250	(624)	4,341	(4,965)
Clariant AG	1.00%	BNP Paribas S.A.	12/20/20	EUR	83	(207)	423	(630)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,150	4,575	(3,983)	8,558
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	3,978	(2,555)	6,533
Credit Agricole SA	1.00%	Citibank N.A.	12/20/20	EUR	680	(8,281)	(265)	(8,016)
Credit Suisse Group Funding Guernsey Ltd.	1.00%	Goldman Sachs International	12/20/20	EUR	700	16,301	2,948	13,353
CSX Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,650	(48,300)	(42,814)	(5,486)
Daimler AG	1.00%	Citibank N.A.	12/20/20	EUR	900	(18,117)	(9,878)	(8,239)
Dow Chemical Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,400	(27,161)	(16,457)	(10,704)
Dow Chemical Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,200	(23,281)	1,213	(24,494)
EI du Pont de Nemours & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,400	(37,318)	(33,336)	(3,982)
EI du Pont de Nemours & Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,200	(31,986)	(16,587)	(15,399)
GKN Holdings PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	500	11,938	10,942	996
GKN Holdings PLC	1.00%	Goldman Sachs International	12/20/20	EUR	250	5,969	6,991	(1,022)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	408	1,469	15,137	(13,668)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	204	735	6,880	(6,145)
Halliburton Co.	1.00%	Barclays Bank PLC	12/20/20	USD	204	735	8,433	(7,698)
Halliburton Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	423	1,522	17,411	(15,889)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	779	2,804	22,132	(19,328)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	593	2,135	24,409	(22,274)
Halliburton Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	365	1,314	13,541	(12,227)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	424	1,526	13,335	(11,809)
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	3,300	(117,000)	(124,620)	7,620
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	2,475	(87,749)	(85,434)	(2,315)
Home Depot, Inc.	1.00%	Goldman Sachs International	12/20/20	USD	2,475	(87,750)	(80,690)	(7,060)
Home Depot, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	4,950	(175,499)	(177,530)	2,031
Iberdrola International BV	1.00%	Barclays Bank PLC	12/20/20	EUR	150	(1,795)	555	(2,350)
Iberdrola International BV	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	600	(6,135)	1,609	(7,744)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	32,023	(6,114)	(2,347)	(3,767)

See Notes to Consolidated Financial Statements.

76	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	$ (5,599)	$ (2,045)	$ (3,554)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(5,599)	(1,929)	(3,670)
Itochu Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(5,600)	(1,483)	(4,117)
ITV PLC	5.00%	Barclays Bank PLC	12/20/20	EUR	230	(47,268)	(41,966)	(5,302)
ITV PLC	5.00%	BNP Paribas S.A.	12/20/20	EUR	230	(47,268)	(42,814)	(4,454)
ITV PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	240	(49,323)	(44,499)	(4,824)
JPMorgan Chase & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,200	(17,432)	(5,253)	(12,179)
JPMorgan Chase and Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,400	(20,338)	(8,079)	(12,259)
Ladbrokes PLC	1.00%	Citibank N.A.	12/20/20	EUR	79	6,646	5,352	1,294
Lanxess AG	1.00%	Bank of America N.A.	12/20/20	EUR	400	(4,088)	5,004	(9,092)
Lanxess AG	1.00%	Barclays Bank PLC	12/20/20	EUR	124	(1,267)	(244)	(1,023)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	443	(4,545)	(1,295)	(3,250)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	400	(4,088)	4,188	(8,276)
Lanxess AG	1.00%	Citibank N.A.	12/20/20	EUR	366	(3,740)	6,985	(10,725)
Lanxess AG	1.00%	Goldman Sachs International	12/20/20	EUR	367	(3,750)	7,189	(10,939)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	509	(5,202)	7,354	(12,556)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	367	(3,751)	7,602	(11,353)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	317	(3,240)	5,506	(8,746)
Lanxess AG	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	317	(3,240)	5,506	(8,746)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	4,245	(130,325)	(141,398)	11,073
Macquarie Bank Ltd.	1.00%	Deutsche Bank AG	12/20/20	USD	700	20,729	52,126	(31,397)
Melia Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	260	(56,016)	(50,173)	(5,843)
Melia Hotels International SA	5.00%	Goldman Sachs International	12/20/20	EUR	360	(77,459)	(67,949)	(9,510)
Meliá Hotels International SA	5.00%	Citibank N.A.	12/20/20	EUR	250	(53,792)	(45,319)	(8,473)
Metsä Board Oyj	5.00%	Goldman Sachs International	12/20/20	EUR	385	(78,777)	(74,336)	(4,441)
Metsä Board Oyj	5.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	385	(78,777)	(74,336)	(4,441)
Mitsubishi Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	47,573	(8,633)	(7,374)	(1,259)
Mitsubishi Corp.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(5,322)	(4,027)	(1,295)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	58,651	(7,863)	(3,164)	(4,699)
Mitsui & Co. Ltd.	1.00%	Goldman Sachs International	12/20/20	JPY	29,326	(3,931)	(1,133)	(2,798)
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	291	(28,820)	(24,493)	(4,327)
Monitchem HoldCo 3 SA	5.00%	Credit Suisse International	12/20/20	EUR	219	(21,615)	(18,048)	(3,567)
Monitchem HoldCo 3 SA	5.00%	Goldman Sachs International	12/20/20	EUR	240	(23,735)	(9,399)	(14,336)
Morgan Stanley	1.00%	BNP Paribas S.A.	12/20/20	USD	1,200	(622)	3,323	(3,945)
Morgan Stanley	1.00%	Goldman Sachs International	12/20/20	USD	3,300	(1,712)	89,702	(91,414)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	6,667	(1,289)	7,956
New Look	5.00%	Credit Suisse International	12/20/20	EUR	280	(17,593)	(4,624)	(12,969)
New Look	5.00%	Credit Suisse International	12/20/20	EUR	120	(7,540)	(2,534)	(5,006)
People’s Republic of China	1.00%	Citibank N.A.	12/20/20	USD	3,900	17,255	82,454	(65,199)
People’s Republic of China	1.00%	Goldman Sachs International	12/20/20	USD	1,900	8,406	25,690	(17,284)
Repsol International Finance BV	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	250	19,174	30,351	(11,177)
Repsol SA	1.00%	Goldman Sachs International	12/20/20	EUR	500	38,363	74,250	(35,887)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	77

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Rexel SA	5.00%	Barclays Bank PLC	12/20/20	EUR	51	$ (8,194)	$ (5,538)	$ (2,656)
Rexel SA	5.00%	Barclays Bank PLC	12/20/20	EUR	39	(6,197)	(4,888)	(1,309)
Rexel SA	5.00%	Credit Suisse International	12/20/20	EUR	156	(24,826)	(21,521)	(3,305)
Rexel SA	5.00%	Goldman Sachs International	12/20/20	EUR	390	(62,065)	(52,349)	(9,716)
Royal Caribbean Cruises Ltd.	5.00%	Credit Suisse International	12/20/20	USD	1,000	(141,704)	(148,655)	6,951
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,400	(198,385)	(129,603)	(68,782)
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	1,100	(155,875)	(142,839)	(13,036)
Royal Caribbean Cruises Ltd.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	800	(113,364)	(112,566)	(798)
Société Générale SA	1.00%	Citibank N.A.	12/20/20	EUR	900	(11,108)	(9,839)	(1,269)
Solvay SA	1.00%	Bank of America N.A.	12/20/20	EUR	350	167	(2,288)	2,455
Solvay SA	1.00%	Barclays Bank PLC	12/20/20	EUR	110	53	(734)	787
Solvay SA	1.00%	Citibank N.A.	12/20/20	EUR	210	100	(1,390)	1,490
Solvay SA	1.00%	Credit Suisse International	12/20/20	EUR	84	40	2,067	(2,027)
Southwest Airlines Co.	1.00%	Goldman Sachs International	12/20/20	USD	3,300	(67,340)	(53,441)	(13,899)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	810	19,651	19,647	4
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	460	11,160	11,633	(473)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	610	14,799	6,591	8,208
Standard Chartered PLC	1.00%	Morgan Stanley & Co. International PLC	12/20/20	EUR	240	5,822	6,188	(366)
Statoil ASA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	500	(8,526)	5,981	(14,507)
STMicroelectronics NV	1.00%	Bank of America N.A.	12/20/20	EUR	400	12,925	3,032	9,893
STMicroelectronics NV	1.00%	Barclays Bank PLC	12/20/20	EUR	400	12,925	4,210	8,715
STMicroelectronics NV	1.00%	Citibank N.A.	12/20/20	EUR	400	12,926	4,015	8,911
Sumitomo Mitsui Banking Corp.	1.00%	Barclays Bank PLC	12/20/20	JPY	24,938	(2,920)	1,184	(4,104)
Sumitomo Mitsui Banking Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	JPY	25,316	(2,965)	2,003	(4,968)
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	2,475	(88,818)	(79,558)	(9,260)
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	2,475	(88,818)	(79,527)	(9,291)
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	1,650	(59,212)	(56,808)	(2,404)
Target Corp.	1.00%	Goldman Sachs International	12/20/20	USD	1,650	(59,212)	(54,574)	(4,638)
Target Corp.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	4,950	(177,636)	(158,731)	(18,905)
Total SA	1.00%	Barclays Bank PLC	12/20/20	EUR	900	(15,810)	52	(15,862)
Valero Energy Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	1,781	25,396	32,443	(7,047)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	4,450	63,453	103,775	(40,322)
Volkswagen AG	1.00%	Citibank N.A.	12/20/20	EUR	500	15,596	29,371	(13,775)
Volkswagen AG	1.00%	Citibank N.A.	12/20/20	EUR	350	10,917	23,754	(12,837)
Volkswagen AG	1.00%	Goldman Sachs International	12/20/20	EUR	355	11,073	18,436	(7,363)
Volkswagen AG	1.00%	Goldman Sachs International	12/20/20	EUR	355	11,073	18,597	(7,524)
Wells Fargo & Co.	1.00%	BNP Paribas S.A.	12/20/20	USD	1,200	(24,917)	(17,788)	(7,129)
Westpac Banking Corp.	1.00%	Citibank N.A.	12/20/20	USD	1,000	3,067	(3,004)	6,071
Australia & New Zealand Banking Group Ltd.	1.00%	BNP Paribas S.A.	6/20/21	USD	2,167	21,226	24,382	(3,156)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	44,463	435,605	486,426	(50,821)

See Notes to Consolidated Financial Statements.

78	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	6/20/21	USD	11,962	$117,187	$221,604	$(104,417)
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	6/20/21	USD	42,133	412,776	366,203	46,573
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	6/20/21	USD	5,068	49,655	93,900	(44,245)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	32,680	320,164	356,047	(35,883)
Australia & New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	8,937	87,554	98,047	(10,493)
CBS Corp.	1.00%	Barclays Bank PLC	6/20/21	USD	1,000	394	2,595	(2,201)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	15,960	155,339	164,360	(9,021)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	12,533	121,985	232,192	(110,207)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	6/20/21	USD	4,517	43,963	83,276	(39,313)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	18,600	181,033	195,116	(14,083)
Credit Agricole SA	1.00%	Barclays Bank PLC	6/20/21	EUR	3,000	(29,601)	(25,351)	(4,250)
Dry Mix Solutions Investissements SAS	5.00%	Credit Suisse International	6/20/21	EUR	600	(92,355)	(81,568)	(10,787)
Federation of Malaysia	1.00%	Barclays Bank PLC	6/20/21	USD	8,517	219,879	240,601	(20,722)
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	11,710	34,442	728	33,714
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	9,298	27,348	(20,446)	47,794
HSBC Bank PLC	1.00%	Bank of America N.A.	6/20/21	EUR	7,282	21,418	(16,013)	37,431
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	22,933	67,452	242,767	(175,315)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	14,970	44,031	141,484	(97,453)
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	9,360	27,530	(22,695)	50,225
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	4,856	14,282	(11,775)	26,057
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	3,844	11,306	(9,321)	20,627
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	2,515	7,397	(6,098)	13,495
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	2,387	7,021	(5,788)	12,809
HSBC Bank PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,285	3,779	(3,116)	6,895
HSBC Bank PLC	1.00%	Credit Suisse International	6/20/21	EUR	7,412	21,800	35,189	(13,389)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	13,820	40,647	(57,813)	98,460
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	13,272	39,036	(16,932)	55,968
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	328	965	(1,372)	2,337
HSBC Bank PLC	1.00%	Société Générale	6/20/21	EUR	14,436	42,460	885	41,575
HSBC Bank PLC	1.00%	Société Générale	6/20/21	EUR	14,013	41,216	859	40,357
Ladbrokes Group Finance PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	355	36,510	31,335	5,175
Louis Dreyfus Commodities BV	5.00%	Goldman Sachs International	6/20/21	EUR	564	(895)	31,735	(32,630)
National Australia Bank Ltd.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	15,960	189,032	175,097	13,935
Republic of South Africa	1.00%	Bank of America N.A.	6/20/21	USD	3,375	322,842	367,668	(44,826)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	7,900	755,690	894,749	(139,059)
Republic of South Africa	1.00%	Barclays Bank PLC	6/20/21	USD	4,045	386,932	426,832	(39,900)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	2,125	203,271	243,707	(40,436)
Republic of South Africa	1.00%	BNP Paribas S.A.	6/20/21	USD	1,955	187,009	212,770	(25,761)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	2,213	211,689	236,321	(24,632)
Republic of South Africa	1.00%	Citibank N.A.	6/20/21	USD	68	6,505	7,315	(810)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/21	USD	2,090	199,923	240,106	(40,183)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	2,275	217,620	262,982	(45,362)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/21	USD	2,170	207,575	242,841	(35,266)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	4,845	463,458	521,706	(58,248)

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	79

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	7,939	$19,595	$44,782	$ (25,187)
Russian Federation	1.00%	Barclays Bank PLC	6/20/21	USD	7,100	621,735	711,601	(89,866)
Standard Chartered Bank	1.00%	Goldman Sachs International	6/20/21	EUR	890	96,427	101,068	(4,641)
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	13,950	428,165	325,337	102,828
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	6,830	209,632	159,287	50,345
Standard Chartered PLC	1.00%	Bank of America N.A.	6/20/21	EUR	1,371	42,080	31,974	10,106
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	9,458	290,292	520,830	(230,538)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	4,249	130,414	119,663	10,751
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	2,221	68,169	62,549	5,620
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	1,758	53,958	49,510	4,448
Standard Chartered PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	679	20,840	19,122	1,718
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	13,540	415,580	663,936	(248,356)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	8,450	259,354	414,347	(154,993)
Standard Chartered PLC	1.00%	Citibank N.A.	6/20/21	EUR	1,431	43,921	70,169	(26,248)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	16,070	493,233	885,114	(391,881)
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	390	(81,731)	(82,350)	619
Techem GmbH	5.00%	Credit Suisse International	6/20/21	EUR	260	(54,487)	(56,038)	1,551
Tui AG	5.00%	Citibank N.A.	6/20/21	EUR	500	(95,560)	(97,491)	1,931
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	2,360	106,130	106,301	(171)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	USD	2,160	265,043	306,807	(41,764)
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	USD	1,780	218,415	232,801	(14,386)
Total						$5,024,883	$9,852,123	$(4,827,240)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas S.A.	9/20/16	Not Rated	EUR	2,000	$(98,692)	$ (65,249)	$ (33,443)
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	Not Rated	EUR	750	(28,588)	(6,974)	(21,614)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank N.A.	9/20/16	Not Rated	EUR	2,200	(108,562)	(46,155)	(62,407)
CDX.NA.IG Series 18 Version 1	1.00%	Citibank N.A.	6/20/17	BBB+	USD	103,800	973,299	28,579	944,720
SAS AB	5.00%	Goldman Sachs International	12/20/17	Not Rated	EUR	270	(8,681)	(10,164)	1,483
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	EUR	4,500	53,665	(122,053)	175,718
Buoni Poliennali Del Tesoro	1.00%	Barclays Bank PLC	3/20/18	BBB-	USD	37	288	(1,172)	1,460
Bayerische Landesbank Gtd.	1.00%	Barclays Bank PLC	12/20/18	Not Rated	EUR	790	14,374	1,512	12,862
iTraxx Sub Financials Series 20 Version 1	5.00%	Barclays Bank PLC	12/20/18	A-	EUR	1,160	141,790	167,807	(26,017)
iTraxx Sub Financials Series 20 Version 1	5.00%	Citibank N.A.	12/20/18	A-	EUR	1,660	202,906	237,967	(35,061)
iTraxx Sub Financials Series 20 Version 1	5.00%	Deutsche Bank AG	12/20/18	A-	EUR	830	101,453	119,527	(18,074)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	22,119	31,612	(9,493)
CNH Industrial NV	5.00%	Citibank N.A.	3/20/19	BB+	EUR	240	22,120	32,227	(10,107)
SAS AB	5.00%	Goldman Sachs International	6/20/19	Not Rated	EUR	1,000	(85,325)	(92,343)	7,018
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	350	(107,253)	(7,058)	(100,195)
Altice Finco SA	5.00%	Citibank N.A.	12/20/19	B-	EUR	120	10,081	1,419	8,662
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	720	(258,103)	(43,234)	(214,869)
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	595	(213,293)	(34,551)	(178,742)

See Notes to Consolidated Financial Statements.

80	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	595	$(213,293)	$(33,729)	$(179,564)
Transocean Ltd.	1.00%	Barclays Bank PLC	3/20/20	BB+	USD	1,100	(422,784)	(188,812)	(233,972)
Transocean Ltd.	1.00%	Goldman Sachs International	3/20/20	BB+	USD	1,100	(422,783)	(303,593)	(119,190)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	7,452	(88,784)	(64,192)	(24,592)
People’s Republic of China	1.00%	Barclays Bank PLC	9/20/20	AA-	USD	1,000	(1,544)	(7,253)	5,709
People’s Republic of China	1.00%	Goldman Sachs International	9/20/20	AA-	USD	1,000	(1,545)	(7,670)	6,125
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	7,452	(118,281)	(73,040)	(45,241)
Altice Finco SA	5.00%	Citibank N.A.	12/20/20	B-	EUR	349	24,329	9,201	15,128
Altice Finco SA	5.00%	Citibank N.A.	12/20/20	B-	EUR	151	10,543	3,987	6,556
Anglo American Capital PLC	5.00%	Barclays Bank PLC	12/20/20	BB	EUR	60	(3,789)	(3,926)	137
Anglo American Capital PLC	5.00%	Credit Suisse International	12/20/20	BB	EUR	150	(9,471)	(12,287)	2,816
Anglo American Capital PLC	5.00%	Goldman Sachs International	12/20/20	BB	EUR	150	(9,471)	(12,656)	3,185
Anglo American Capital PLC	5.00%	JPMorgan Chase Bank N.A.	12/20/20	BB	EUR	600	(37,883)	(36,530)	(1,353)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BB+	EUR	702	(73,830)	(52,485)	(21,345)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BB+	EUR	340	(35,757)	(22,790)	(12,967)
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BB+	EUR	160	(16,827)	(29,013)	12,186
Casino Guichard Perrachon SA	1.00%	Barclays Bank PLC	12/20/20	BB+	EUR	160	(16,827)	(12,031)	(4,796)
Casino Guichard Perrachon SA	1.00%	Goldman Sachs International	12/20/20	BB+	EUR	350	(36,810)	(22,161)	(14,649)
Casino Guichard Perrachon SA	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BB+	EUR	198	(20,824)	(14,888)	(5,936)
Fiat Finance North America, Inc.	5.00%	Bank of America N.A.	12/20/20	BB	EUR	42	3,503	3,774	(271)
Fiat Finance North America, Inc.	5.00%	Bank of America N.A.	12/20/20	BB	EUR	0	33	36	(3)
Fiat Finance North America, Inc.	5.00%	Barclays Bank PLC	12/20/20	BB	EUR	86	7,225	8,574	(1,349)
Fiat Finance North America, Inc.	5.00%	Barclays Bank PLC	12/20/20	BB	EUR	61	5,160	6,124	(964)
Fiat Industrial Finance Europe SA	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	43	4,433	4,680	(247)
iTraxx Asia ex-Japan IG Series 24 Version 1	1.00%	Goldman Sachs International	12/20/20	A-	USD	1,825	(21,250)	(48,163)	26,913
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	1,000	(35,533)	(66,334)	30,801
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	2,000	(71,066)	(120,055)	48,989
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	1,800	(63,960)	(115,859)	51,899
Tesco PLC	1.00%	Barclays Bank PLC	12/20/20	BB+	EUR	500	(40,728)	(45,522)	4,794
Anglo American Capital PLC	5.00%	Goldman Sachs International	6/20/21	BB	EUR	630	(51,538)	(56,096)	4,558
Federative Republic of Brazil	1.00%	Barclays Bank PLC	6/20/21	BB	USD	2,676	(313,074)	(306,123)	(6,951)
Republic of Indonesia	1.00%	Barclays Bank PLC	6/20/21	BB+	USD	2,097	(98,681)	(110,490)	11,809
Republic of France	0.25%	Barclays Bank PLC	6/20/23	AA	USD	1,550	(23,071)	(86,634)	63,563
Republic of France	0.25%	Citibank N.A.	6/20/23	AA	USD	1,670	(24,857)	(98,574)	73,717
Republic of France	0.25%	JPMorgan Chase Bank N.A.	6/20/23	AA	USD	1,670	(24,858)	(91,594)	66,736
CMBX.NA Series 7 AAA	0.50%	Morgan Stanley Capital Services LLC	1/17/47	AAA	USD	5,000	(154,940)	(166,881)	11,941
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB	USD	920	(18,502)	(84,235)	65,733
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB	USD	2,320	(46,658)	(215,105)	168,447
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB	USD	5,000	(100,555)	(439,899)	339,344
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	2,000	(56,056)	(276,714)	220,658

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	81

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,800	$ (182,567)	$ (192,666)	$ 10,099
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,780	(180,539)	(200,569)	20,030
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,720	(174,453)	(264,532)	90,079
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	1,720	(174,453)	(264,198)	89,745
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	890	(90,270)	(106,682)	16,412
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	880	(89,255)	(106,894)	17,639
CMBX.NA Series 8 A	2.00%	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	450	(45,642)	(48,617)	2,975
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	2,140	(216,696)	(224,942)	8,246
CMBX.NA Series 8 AA	1.50%	Goldman Sachs International	10/17/57	Not Rated	USD	1,610	(115,313)	(162,408)	47,095
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	Not Rated	USD	1,290	(223,194)	(139,994)	(83,200)
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	Not Rated	USD	640	(110,892)	(67,625)	(43,267)
CMBX.NA Series 9 A	2.00%	J.P. Morgan Securities LLC	9/17/58	Not Rated	USD	551	(67,663)	(69,508)	1,845
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	3,740	(458,950)	(615,351)	156,401
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	880	(107,981)	(124,841)	16,860
CMBX.NA Series 9 A	2.00%	Morgan Stanley & Co. International PLC	9/17/58	Not Rated	USD	870	(106,753)	(150,728)	43,975
CMBX.NA Series 9 BBB-	3.00%	Credit Suisse International	9/17/58	Not Rated	USD	1,810	(349,445)	(351,163)	1,718
Total							$(4,681,072)	$(6,087,979)	$1,406,907

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.44%[1]	1-day COOIS	Credit Suisse International	N/A	5/23/16	COP	63,467,022	$ (17,692)	—	$ (17,692)
6.64%[1]	1-day COOIS	Credit Suisse International	N/A	8/22/16	COP	42,569,344	18,982	—	18,982
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	10,139,328	71,638	$21,737	49,901
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	N/A	11/10/17	KRW	10,139,328	(36,327)	—	(36,327)
2.26%[1]	7-day China Fixing Repo Rates	Deutsche Bank AG	N/A	11/12/17	CNY	61,675	(369)	10	(379)
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/07/17	MXN	23,670	5,691	31	5,660
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/18/17	MXN	269,761	67,233	315	66,918
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	N/A	3/21/18	MXN	39,525	2,299	505	1,794
1.47%[1]	6-month WIBOR	Barclays Bank PLC	6/15/16[3]	6/15/18	PLN	180,000	(6,923)	—	(6,923)
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	11/01/18	MXN	23,232	(3,921)	52	(3,973)
4.77%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/05/18	MXN	16,034	(306)	33	(339)
4.70%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/06/18	MXN	16,034	1,391	32	1,359
4.76%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	12/06/18	MXN	16,034	(34)	33	(67)
5.41%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	1/01/21	MXN	148,665	65,632	(1,240)	66,872
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL	4,756	179,338	—	179,338
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/04/21	BRL	2,974	(80,123)	—	(80,123)
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	N/A	1/04/21	BRL	1,990	(60,207)	—	(60,207)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	N/A	5/16/21	USD	9,510	(1,095,439)	—	(1,095,439)

See Notes to Consolidated Financial Statements.

82	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.82%[2]	6-month WIBOR	Barclays Bank PLC	6/15/16[3]	6/15/21	PLN	75,000	$(23,553)	—	$(23,553)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	37,523	(10,787)	$(181)	(10,606)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	N/A	11/14/24	MXN	16,314	(4,169)	(79)	(4,090)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	1/03/25	MXN	23,376	19,049	290	18,759
5.55%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	1/13/25	MXN	31,430	(49,525)	(129)	(49,396)
5.56%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	1/13/25	MXN	45,012	(70,005)	(185)	(69,820)
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	6/09/25	MXN	14,869	21,684	(81)	21,765
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	36,610	54,546	(178)	54,724
6.32%[1]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	N/A	7/17/25	MXN	73,475	107,916	(355)	108,271
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	109,616	148,860	(525)	149,385
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	36,783	(51,875)	170	(52,045)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	36,783	(51,875)	170	(52,045)
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	136,536	(190,912)	630	(191,542)
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A	12/05/25	MXN	4,348	4,804	(58)	4,862
5.96%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	1/30/26	MXN	117,761	(40,157)	(1,598)	(38,559)
6.23%[1]	28-day MXIBTIIE	Citibank N.A.	N/A	2/23/26	MXN	91,669	74,741	(304)	75,045
6.24%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A	2/23/26	MXN	106,905	94,347	(357)	94,704
Total							$(856,048)	$18,738	$(874,786)

[1]	Master Portfolio pays the floating rate and receives the fixed rate.

[2]	Master Portfolio pays the fixed rate and receives the floating rate.

[3]	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contract Amount		Value	Premiums Paid (Received)	Unrealized Depreciation
Schlumberger NV	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	6/30/16	USD	23,286	$(103,400)	—	$(103,400)
Market Vector Semiconductor ETF	3-month LIBOR minus 0.75%[1]	Bank of America N.A.	12/30/16	USD	17,875	(46,852)	—	(46,852)
Market Vector Semiconductor ETF	3-month LIBOR minus 1.10%[1]	BNP Paribas S.A.	12/30/16	USD	17,624	(103,953)	—	(103,953)
Schlumberger NV	3-month LIBOR minus 0.25%[1]	BNP Paribas S.A.	12/30/16	USD	9,282	(36,980)	—	(36,980)
Total						$(291,185)	—	$(291,185)

[1]	Master Portfolio pays the total return of the reference entity and receives the floating rate. Net payment made at termination.

OTC Total Return Swaps1

Reference Entity	Counterparty	Expiration Dates	Net Notional Amount	Unrealized Depreciation	Net Value of Reference Entities
Equity Securities Long/Short	Bank of America N.A.	4/07/17-5/22/17	USD 1,761,636	$(36,494)[2]	$1,715,817

[1]

The Master Portfolio receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 24-175 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Intercontinental Exchange 1 Week GBP LIBOR

Intercontinental Exchange 1 Week EURIBOR

[2]	Amount includes $9,325 of dividends.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	83

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

The following tables represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America N.A., as of March 31, 2016, expiration dates 4/07/17-5/22/17:

	Shares	Value
Reference Entity — Long
AA PLC	18,582	$70,528
Altice NV, Class A	17,059	303,023
Eurobank Ergasias SA	496,645	433,907
Ladbrokes PLC	345,122	577,070
Numericable-SFR SAS	24,858	1,043,976
Smurfit Kappa Group PLC	23,212	598,614
Total Reference Entity — Long		3,027,118

	Shares	Value
Reference Entity — Short
Anglo American PLC	(80,586)	$ (635,362)
APERAM SA	(1,858)	(70,788)
Banco Bilbao Vizcaya Argentaria SA	(43,032)	(284,151)
Banco Popular Espanol SA	(120,996)	(314,022)
Banco Popular Espanol SA Rights	(278,739)	(6,978)
Total Reference Entity — Short		(1,311,301)
Net Value of Reference Entity — Bank of America N.A.		$1,715,817

Transactions in Options Written for the Six Months Ended March 31, 2016

	Calls

		Notional (000)

	Number of Contracts	AUD	EUR	GBP	JPY	KRW	USD	Premiums Received

Outstanding options, beginning of period	961	—	—	—	—	10,139,328	198,657	$2,163,391
Options written	3,502,961	11,800	476,211	316,850	3,577,356	—	1,093,137	36,823,905
Options exercised	—	—	(186,798)	—	(3,421,486)	—	(87,083)	(6,124,005)
Options expired	(3,414,704)	(11,800)	(249,605)	—	(155,870)	(10,139,328)	(298,959)	(3,960,187)
Options closed	(74,323)	—	(27,808)	—	—	—	(391,114)	(15,137,310)

Outstanding options, end of period	14,895	—	12,000	316,850	—	—	514,638	$13,765,794

	Puts
		Notional (000)

	Number of Contracts	AUD	CAD	CHF	EUR	GBP	USD	Premiums Received

Outstanding options, beginning of period	11,202	900		—	79,743	—	13,375	$4,295,928
Options written	3,444,196	60,360	8,210	114,351	465,787	67,600	407,373	23,030,052
Options exercised	(25)	—	—	—	(30,860)	—	(30,729)	(673,071)
Options expired	(3,407,992)	(61,260)	—	—	(461,803)	(35,220)	(79,448)	(8,862,232)
Options closed	(42,629)	—	(8,210)	(11,000)	—	—	(242,359)	(12,233,508)

Outstanding options, end of period	4,752	—	—	103,351	52,867	32,380	68,212	$5,557,169

As of period end, the value of portfolio securities subject to covered call options written was $16,709,118.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	$347,120	—	$96,212	—	$2,241,951	—	$2,685,283
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$10,832,377	—	—	10,832,377
Interest rate caps	Interest rate caps premiums paid	—	—	—	—	134,979	—	134,979
Options purchased	Investments at value — unaffiliated[2]	—	—	1,266,810	12,711,880	3,018,178	—	16,996,868
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$21,113	—	—	3,155,282	—	3,176,395
	Unrealized appreciation on OTC swaps;
Swaps - OTC	Swap premiums paid	—	18,389,953	—	—	942,347	—	19,332,300

Total		$347,120	$18,411,066	$1,363,022	$23,544,257	$9,492,737	—	$53,158,202

See Notes to Consolidated Financial Statements.

84	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	$262,495	—	$260,537	—	$2,022,214	—	$ 2,545,246
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$31,139,086	—	—	31,139,086
Interest rate caps	Net unrealized depreciation	—	—	—	—	102,169	—	102,169
Options written	Options written at value	—	—	1,455,719	10,387,558	2,484,125	—	14,327,402
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$419,062	—	—	8,147,741	—	8,566,803
	Unrealized depreciation on OTC swaps;
Swaps - OTC	Swap premiums received	—	18,046,142	327,679	—	1,798,395	—	20,172,216

Total		$262,495	$18,465,204	$2,043,935	$41,526,644	$14,554,644	—	$76,852,922

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the six months ended March 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(35,335)	—	$(2,397,144)	$ 104,283	$(6,599,761)	—	$(8,927,957)
Forward foreign currency exchange contracts	—	—	—	1,308,726	—	—	1,308,726
Interest rate caps	—	—	—	—	(108,251)	—	(108,251)
Options purchased[1]	—	$(304,832)	(3,612,797)	(10,349,239)	(4,353,423)	—	(18,620,291)
Options written	—	84,631	5,096,483	12,098,752	1,986,420	—	19,266,286
Swaps	—	(5,342,237)	325,320	—	(421,093)	—	(5,438,010)

	$(35,335)	$(5,562,438)	$(588,138)	$ 3,162,522	$(9,496,108)	—	$(12,519,497)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$ 84,625	—	$(222,934)	$ 25,787	$ 6,784,579	—	$6,672,057
Forward foreign currency exchange contracts	—	—	—	(15,664,843)	—	—	(15,664,843)
Interest rate caps	—	—	—	—	(102,169)	—	(102,169)
Options purchased[2]	—	$64,013	(2,243,506)	(7,731,004)	2,745,592	—	(7,164,905)
Options written	—	(3,624)	264,432	5,642,803	(847,377)	—	5,056,234
Swaps	—	(58,017)	(1,552,878)	—	(2,640,807)	—	(4,251,702)

Total	$ 84,625	$2,372	$(3,754,886)	$(17,727,257)	$ 5,939,818	—	$(15,455,328)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,095,420,474
Average notional value of contracts — short	$1,227,652,290
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,192,344,282
Average amounts sold — in USD	$435,288,254
Options:
Average value of option contracts purchased	$17,480,092
Average value of option contracts written	$13,355,447
Average notional value of swaption contracts purchased	$83,030,000
Average value of interest rate caps purchased	$49,759
Credit default swaps:
Average notional value — buy protection	$714,498,717
Average notional value — sell protection.	$246,392,598

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	85

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Interest rate swaps:
Average notional value — pays fixed rate	$717,070,201
Average notional value — receives fixed rate	$479,623,896
Total return swaps:
Average notional value	$11,701,993

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 1,789,346		$ 960,455
Forward foreign currency exchange contracts	10,832,377		31,139,086
Interest rate caps[1]	134,979		102,169
Options	16,996,868	[2]	14,327,402
Swaps — Centrally cleared	—		1,084,563
Swaps — OTC[3]	19,332,300		20,172,216

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	$49,085,870		$67,785,891
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,074,334)		(5,984,862)

Total derivative assets and liabilities subject to an MNA	$43,011,536		$61,801,029

[1]	Includes unrealized appreciation (depreciation) and premiums paid on interest rate caps in the Consolidated Statement of Assets and Liabilities.

[2]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 3,875,391	$ (3,875,391)	—	—	—
Barclays Bank PLC	3,397,110	(3,015,602)	—	$ (381,508)	—
BNP Paribas S.A.	3,919,843	(2,616,477)	—	(530,000)	$ 773,366
Citibank N.A.	4,483,949	(3,431,096)	—	(1,052,853)	—
Commonwealth Bank of Australia	192,236	—	—	—	192,236
Credit Suisse International	316,240	(316,240)	—	—	—
Deutsche Bank AG	9,807,281	(6,840,268)	—	—	2,967,013
Goldman Sachs International	2,740,094	(2,740,094)	—	—	—
HSBC Bank PLC	2,348,041	(2,348,041)	—	—	—
J.P. Morgan Securities LLC	308,652	(111,272)	—	—	197,380
JPMorgan Chase Bank N.A.	8,089,570	(8,089,570)	—	—	—
Morgan Stanley & Co. International PLC	1,057,943	(1,057,943)	—	—	—
Morgan Stanley Capital Services LLC	237,322	(219,367)	—	—	17,955
Northern Trust Corp.	15,855	—	—	—	15,855
Royal Bank of Canada	659,154	—	—	—	659,154
Royal Bank of Scotland PLC	453,560	(453,560)	—	—	—
Société Générale	83,676	—	—	—	83,676
Standard Chartered Bank	514,015	(514,015)	—	—	—
State Street Bank and Trust Co.	95,831	(95,831)	—	—	—
UBS AG	3,823	(3,823)	—	—	—
Westpac Banking Corp.	411,950	(411,950)	—	—	—

Total	$43,011,536	$(36,140,540)	—	$(1,964,361)	$4,906,635

See Notes to Consolidated Financial Statements.

86	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$ 5,159,986	$ (3,875,391)	—	—	$ 1,284,595
Barclays Bank PLC	3,015,602	(3,015,602)	—	—	—
BNP Paribas S.A.	2,616,477	(2,616,477)	—	—	—
Citibank N.A.	3,431,096	(3,431,096)	—	—	—
Credit Suisse International	2,290,224	(316,240)	—	$(1,683,000)	290,984
Deutsche Bank AG	6,840,268	(6,840,268)	—	—	—
Goldman Sachs Bank USA	39,369	—	—	—	39,369
Goldman Sachs International	3,236,281	(2,740,094)	—	(496,187)	—
HSBC Bank PLC	4,034,854	(2,348,041)	—	(760,000)	926,813
J.P. Morgan Securities LLC	111,272	(111,272)	—	—	—
JPMorgan Chase Bank N.A.	8,490,010	(8,089,570)	—	—	400,440
Morgan Stanley & Co. International PLC	13,885,087	(1,057,943)	—	(1,260,000)	11,567,144
Morgan Stanley Capital Services LLC	219,367	(219,367)	—	—	—
Royal Bank of Scotland PLC	1,384,721	(453,560)	—	—	931,161
Standard Chartered Bank	2,011,738	(514,015)	—	—	1,497,723
State Street Bank and Trust Co.	3,817,153	(95,831)	—	—	3,721,322
UBS AG	510,849	(3,823)	—	—	507,026
Westpac Banking Corp.	706,675	(411,950)	—	—	294,725

Total	$61,801,029	$(36,140,540)	—	$(4,199,187)	$21,461,302

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$568,139,769	$150,890,415	$719,030,184
Common Stocks[1]	$9,689,149	—	—	9,689,149
Corporate Bonds	—	2,181,738,097	377,549	2,182,115,646
Floating Rate Loan Interests	—	70,919,856	—	70,919,856
Foreign Agency Obligations	—	23,799,889	—	23,799,889
Foreign Government Obligations	—	391,667,968	—	391,667,968
Investment Companies	232,182,916	—	—	232,182,916
Non-Agency Mortgage-Backed Securities	—	533,252,636	57,202,668	590,455,304
Other Interests	—	—	925	925
Preferred Securities	23,994,065	67,887,614	1,568,081	93,449,760
Taxable Municipal Bonds	—	295,282,394	—	295,282,394
U.S. Government Sponsored Agency Securities	—	4,590,365,266	5,543,058	4,595,908,324
U.S. Treasury Obligations	—	3,088,360,671	—	3,088,360,671
Short-Term Securities:
Borrowed Bond Agreements	—	327,254,153	—	327,254,153
Money Market Funds	4,790,121	33,383,250	—	38,173,371
Options Purchased:
Equity Contracts	1,266,810	—	—	1,266,810
Foreign Currency Exchange Contracts	—	12,711,880	—	12,711,880
Interest Rate Contracts	3,018,178	—	—	3,018,178

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	87

Consolidated Schedule of Investments (continued)	Master Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments:
Borrowed Bonds	—	$ (328,392,673)	—	$ (328,392,673)
TBA Sale Commitments	—	(2,043,174,517)	—	(2,043,174,517)

Total	$274,941,239	$ 9,813,196,253	$215,582,696	$10,303,720,188

[1] See above Consolidated Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Commodity contracts	$347,120	—	—	$347,120
Credit contracts	—	$4,081,037	—	4,081,037
Equity contracts	96,212	—	—	96,212
Foreign currency exchange contracts	—	10,832,377	—	10,832,377
Interest rate contracts	2,241,951	4,073,621	—	6,315,572
Liabilities:
Commodity contracts	(262,495)	—	—	(262,495)
Credit contracts	—	(7,899,319)	—	(7,899,319)
Equity contracts	(1,716,256)	(327,679)	—	(2,043,935)
Foreign currency exchange contracts	—	(41,526,644)	—	(41,526,644)
Interest rate contracts	(4,506,339)	(10,043,035)	—	(14,549,374)

Total	$(3,799,807)	$(40,809,642)	—	$(44,609,449)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Master Portfolio may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$6,976,675	—	—	$6,976,675
Foreign currency at value	8,337,507	—	—	8,337,507
Cash pledged:
Collateral - borrowed bond agreements	509,000	—	—	509,000
Collateral - OTC derivatives	6,963,000	—	—	6,963,000
Futures contracts	11,042,010	—	—	11,042,010
Centrally cleared swaps	9,065,630	—	—	9,065,630
Liabilities:
Reverse repurchase agreements	—	$(2,064,320,459)	—	(2,064,320,459)
Collateral on securities loaned	—	(33,383,250)	—	(33,383,250)
Cash received:
Collateral - reverse repurchase agreements	—	(2,650,000)	—	(2,650,000)
Collateral - OTC derivatives	—	(2,340,000)	—	(2,340,000)
Collateral - TBA commitments	—	(340,000)	—	(340,000)

Total	$42,893,822	$(2,103,033,709)	—	$(2,060,139,887)

During the six months ended March 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

88	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Schedule of Investments (concluded)	Master Total Return Portfolio

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Securities	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$140,664,025	—	$ 9,415,789	$ 48,193,804	$ 1	$1,504,998	—	$199,778,617
Transfers into Level 3	3,071,384	$1,128,457	—	—	—	—	$4,111,216	8,311,057
Transfers out of Level 3	(2,900,624)	—	(8,811,310)	(15,484,280)	—	—	—	(27,196,214)
Accrued discounts/premiums	113,534	4,180	58	101,189	—	—	3	218,964
Net realized gain (loss)	196,163	41,780	1,408	72,046	—	—	5	311,402
Net change in unrealized appreciation (depreciation)[1,2]	(2,796,682)	(26,906)	1,909	(767,620)	924	63,083	73,154	(3,452,138)
Purchases	40,157,328	—	—	34,260,654	—	—	1,600,000	76,017,982
Sales	(27,614,713)	(769,962)	(607,854)	(9,173,125)	—	—	(241,320)	(38,406,974)

Closing Balance, as of March 31, 2016	$150,890,415	$377,549	—	$ 57,202,668	$925	$1,568,081	$5,543,058	$215,582,696

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016[2]	$ (2,696,146)	$(26,906)	—	$ (735,078)	$924	$63,083	$ 73,154	$(3,320,969)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2016, is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	89

Consolidated Statement of Assets and Liabilities	Master Total Return Portfolio

March 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $32,757,690) (cost — $12,334,786,116)	$12,404,924,500
Investments at value — affiliated (cost — $266,350,411)	270,362,878
Cash	6,976,675
Cash pledged:
Collateral — borrowed bond agreements	509,000
Collateral — OTC derivatives	6,963,000
Futures contracts	11,042,010
Centrally cleared swaps	9,065,630
Foreign currency at value (cost — $8,259,663)	8,337,507
Receivables:
Investments sold — unaffiliated	131,706,180
Securities lending income — affiliated	6,047
Swaps	615,752
TBA sale commitments	2,035,312,666
Contributions from investors	85,309,466
Dividends — affiliated	5,153
Dividends — unaffiliated	43,027
Interest	49,384,303
Principal paydowns	55,281
Variation margin on futures contracts	1,789,346
Interest rate caps premiums paid	134,979
Swap premiums paid	14,354,037
Unrealized appreciation on:
Forward foreign currency exchange contracts	10,832,377
OTC swaps	4,978,263
Prepaid expenses	28,652
Other assets	99,259

Total assets	15,052,835,988

Liabilities
Cash received:
Collateral — reverse repurchase agreements	2,650,000
Collateral — OTC derivatives	2,340,000
Collateral — TBA commitments	340,000
Borrowed bonds at value (proceeds — $325,036,719)	328,392,673
Collateral on securities loaned at value	33,383,250
Options written at value (premiums received — $19,322,963)	14,327,402
TBA sale commitments at value (proceeds — $2,035,312,666)	2,043,174,517
Reverse repurchase agreements	2,064,320,459
Payables:
Investments purchased — unaffiliated	1,630,955,758
Swaps	142,775
Withdrawals to investors	34,388,955
Directors’ fees	28,942
Interest expense	913,536
Investment advisory fees	408,982
Other accrued expenses	441,476
Other affiliates	3,032
Variation margin on futures contracts	960,455
Variation margin on centrally cleared swaps	1,084,563
Swap premiums received	10,571,155
Unrealized depreciation on:
Forward foreign currency exchange contracts	31,139,086
OTC swaps	9,601,061
Interest rate caps	102,169

Total liabilities	6,209,670,246

Net Assets	$8,843,165,742

Net Assets Consist of
Investors’ capital	$8,806,690,960
Net unrealized appreciation (depreciation)	36,474,782

Net Assets	$8,843,165,742

See Notes to Consolidated Financial Statements.

90	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Statement of Operations	Master Total Return Portfolio

Six Months Ended March 31, 2016 (Unaudited)

Investment Income
Interest — unaffiliated	$130,191,437
Interest — affiliated	51
Dividends — unaffiliated	991,192
Dividends — affiliated	1,877,033
Securities lending — affiliated — net	45,615

Total income	133,105,328

Expenses
Investment advisory	2,242,373
Custodian	381,819
Accounting services	295,890
Professional	91,001
Directors	61,451
Printing	3,392
Miscellaneous	172,560

Total expenses excluding interest expense	3,248,486
Interest expense	4,415,342

Total expenses	7,663,828
Less fees waived by the Manager	(11,576)

Total expenses after fees waived	7,652,252

Net investment income	125,453,076

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(76,202,648)
Investments — affiliated	(7,795,663)
Foreign currency transactions	8,028,799
Options written	19,266,286
Swaps	(5,438,010)
Futures contracts	(8,927,957)
Borrowed bonds	3,467,116
Capital gain distributions received from affiliated investment companies	645
Interest rate caps	(108,251)

(67,709,683)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	129,896,989
Investments — affiliated	4,733,647
Options written	5,056,234
Borrowed bonds	(3,475,694)
Unfunded floating rate loan interests	39,319
Short sales	3,396
Swaps	(4,251,702)
Futures contracts	6,672,057
Foreign currency translations	(15,093,012)
Interest rate caps	(102,169)

123,479,065

Total realized and unrealized gain	55,769,382

Net Increase in Net Assets Resulting from Operations	$181,222,458

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	91

Consolidated Statements of Changes in Net Assets	Master Total Return Portfolio

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2016 (Unaudited)	Year Ended September 30, 2015

Operations
Net investment income	$125,453,076	$192,133,433
Net realized gain (loss)	(67,709,683)	88,195,950
Net change in unrealized appreciation (depreciation)	123,479,065	(138,522,195)

Net increase in net assets resulting from operations	181,222,458	141,807,188

Capital Transactions
Proceeds from contributions	2,414,449,792	5,883,556,353[1]
Value of withdrawals	(1,170,542,264)	(2,039,097,181)

Net increase in net assets derived from capital transactions	1,243,907,528	3,844,459,172

Net Assets
Total increase in net assets	1,425,129,986	3,986,266,360
Beginning of period	7,418,035,756	3,431,769,396

End of period	$8,843,165,742	$7,418,035,756

[1] Includes reimbursement from affiliate relating to processing errors.

See Notes to Consolidated Financial Statements.

92	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Consolidated Statement of Cash Flows	Master Total Return Portfolio

Six Months Ended March 31, 2016 (Unaudited)

Cash Used for Operating Activities
Net increase in net assets resulting from operations	$181,222,458
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments	43,421,057,994
Purchases of long term investments	(44,888,262,767)
Net purchases of short-term securities	(249,361,481)
Amortization of premium and accretion of discount on investments	4,044,623
Payments for borrowed bonds	(1,277,892,689)
Proceeds from borrowed bonds	1,491,304,720
Premiums paid on closing options written	(20,968,693)
Premiums received from options written	59,984,922
Net realized loss from investments, futures contracts, options written, swaps, foreign currency transactions, interest rate caps, borrowed bonds and capital gain distributions received from affiliated investment companies	61,264,264
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, short sales, swaps, foreign currency translations, interest rate caps, unfunded floating rate loan interests and borrowed bonds	(120,725,354)
(Increase) decrease in assets:
Cash pledged:
Collateral — borrowed bond agreements	(509,000)
Collateral — OTC derivatives	(4,166,000)
Futures contracts	(2,953,000)
Centrally cleared swaps	(682,360)
Receivables:
Swaps	3,410,546
Dividends — affiliated	(4,748)
Dividends — unaffiliated	33,472
Interest	(6,108,152)
Options written	130,965
Principal paydowns	90,736
Securities lending income — affiliated	(6,047)
Variation margin on futures contracts	(705,054)
Interest rate caps premiums paid	(134,979)
Swap premiums paid	(9,026,557)
Prepaid expenses	(26,197)
Other assets	(11,576)
Increase (decrease) in liabilities:
Cash received:
Collateral — borrowed bond agreements	(204,000)
Collateral — reverse repurchase agreements	2,650,000
Collateral — OTC derivatives	330,000
Collateral — TBA commitments	(2,019,000)
Collateral on securities loaned at value	33,383,250
Payables:
Swaps	(935,534)
Directors’ fees	2,399
Interest expense	291,579
Investment advisory fees	75,798
Other accrued expenses	(9,162)
Other affiliates	(34,359)
Variation margin on futures contracts	(34,349)
Variation margin on centrally cleared swaps	721,344
Swap premiums received	2,809,771

Cash used for operating activities	(1,321,972,217)

Cash Provided by Financing Activities
Payments on redemption of capital shares	(1,156,681,722)
Proceeds from issuance of capital shares	2,360,381,672
Net borrowing of reverse repurchase agreements	112,295,608

Cash provided by financing activities	1,315,995,558

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	361,037

Cash and Foreign Currency
Net decrease in cash and foreign currency	(5,615,622)
Cash and foreign currency at beginning of period	20,929,804

Cash and foreign currency at end of period	$15,314,182

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$4,073,195

See Notes to Consolidated Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	93

Financial Highlights	Master Total Return Portfolio

	Six Months Ended March 31, 2016 (Unaudited)[1]
		Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Total Return
Total return	2.15%[2]	3.13%	7.15%	1.30%	10.04%	2.82%

Ratios to Average Net Assets
Total expenses	0.19%[3]	0.14%	0.25%	0.32%	0.29%	0.56%

Total expenses after fees waived and paid indirectly	0.19%[3]	0.14%	0.25%	0.32%	0.29%	0.56%

Total expenses after fees waived and paid indirectly and excluding interest expense	0.08%[3]	0.09%	0.14%	0.12%	0.12%	0.11%

Net investment income	3.17%[3]	3.07%	4.03%	3.59%	4.20%	4.67%

Supplemental Data
Net assets, end of period (000)	$8,843,166	$7,418,036	$3,431,769	$3,331,158	$3,470,151	$3,899,364

Portfolio turnover rate[4]	463%	1,015%	750%	777%	1,346%	1,771%

[1]	Consolidated Financial Highlights.

[2]	Aggregate total return.

[3]	Annualized.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended March 31, 2016 (Unaudited)[1]
		Year Ended September 30,
		2015[1]	2014[1]	2013[1]	2012[1]	2011
Portfolio turnover rate (excluding mortgage dollar roll transactions)	336%	725%	529%	450%	752%	1,379%

See Notes to Consolidated Financial Statements.

94	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Consolidated Financial Statements (Unaudited)	Master Total Return Portfolio

1. Organization:

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

Consolidated Statement of Assets and Liabilities
Total assets	$10,156,019
Total liabilities	(193)

Net assets	$10,155,826
Consolidated Statement of Operations
Net investment income	$26
Net realized gain from:
Investments - unaffiliated	489,828
Futures contracts	62,522
Foreign currency transactions	862
Options written	41,197

594,409

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated	(43,560)
Futures contracts	84,625

41,065

Net increase in net assets resulting from operations	$635,500
Consolidated Statement of Changes in Net Assets
Net investment income	$26
Net realized gain	594,409
Net change in unrealized appreciation (depreciation)	41,065

Net increase in net assets resulting from operations	$635,500

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Master Portfolio’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are

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included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Master Portfolio has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options), or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

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•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Master Portfolio values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses,

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reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Master Portfolio’s investments and derivative financial instruments have been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

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Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Master Portfolio had no unfunded floating rate loan interests.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination. The collateral requirements are typically

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calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Portfolio receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Master Portfolio would still be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Master Portfolio would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Master Portfolio.

For the six months ended March 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Master Portfolio were $1,952,247,010 and (0.58)%, respectively.

Treasury Roll Transactions: In a treasury roll transaction, the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a Treasury roll transaction, the Master Portfolio would be required to pay the full repurchase price.

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Further, the Master Portfolio remains subject to the risk that the market value of the Treasury securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Master Portfolio would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

Borrowed bond agreements, reverse repurchase transactions and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With borrowed bond agreements reverse repurchase transactions and treasury roll transactions, typically the Master Portfolio and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Master Portfolio’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount Before Collateral	Non-cash Collateral Received	Cash Collateral Received	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/ from Counterparty[4]
Amherst Pierpont Securities LLC	—	$(166,902,365)	—	$(166,902,365)	—	—	$166,902,365	—	$166,902,365	—
Bank of Montreal	—	(99,519,900)	—	(99,519,900)	$(707,624)	—	100,227,524	—	99,519,900	—
Barclays Bank PLC	$2,828,134	—	$(2,908,972)	(80,838)	—	—	—	—	—	$ (80,838)
Barclays Capital, Inc.	—	(178,888,185)	—	(178,888,185)	—	—	178,888,185	—	178,888,185	—
BNP Paribas Securities Corp.	694,213	—	(701,968)	(7,755)	—	—	—	—	—	(7,755)
Citigroup Global Markets Ltd.	539,650	—	(517,761)	21,889	—	—	—	—	—	21,889
Citigroup Global Markets, Inc.	11,981,375	—	(12,799,035)	(817,660)	—	—	506,558	—	506,558	(311,102)
Credit Agricole CIB	—	(209,913,006)	—	(209,913,006)	—	$(2,650,000)	212,563,006	—	209,913,006	—
Deutsche Bank Securities, Inc.	26,165,880	(309,633,935)	(26,372,476)	(309,840,531)	—	—	309,840,531	—	309,840,531	—
J.P. Morgan Securities LLC	—	(492,479,541)	—	(492,479,541)	—	—	492,479,541	—	492,479,541	—
J.P. Morgan Securities PLC	4,273,904	—	(4,226,198)	47,706	—	—	—	—	—	47,706
Merrill Lynch, Pierce, Fenner & Smith, Inc.	44,378,747	(450,138,889)	(44,560,172)	(450,320,314)	—	—	450,320,314	—	450,320,314	—
Nomura Securities International, Inc.	222,610,000	(156,844,638)	(222,807,261)	(157,041,899)	—	—	156,899,003	—	156,899,003	(142,896)
RBC Capital Markets, LLC	13,782,250	—	(14,403,766)	(621,516)	—	—	—	$509,000	509,000	(112,516)

Total	$327,254,153	$(2,064,320,459)	$(329,297,609)	$(2,066,363,915)	$(707,624)	$(2,650,000)	$2,068,627,027	$509,000	$2,065,778,403	$(585,512)

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $904,935 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value of $2,070,812,282 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

When the Master Portfolio enters into an MRA and International Swaps and Derivatives Association, Inc. (an “ISDA”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing a fund to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

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In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Short Sales Transactions (Borrowed Bonds): In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Short Sales Transactions (Investments Sold Short): In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short from a broker/ counterparty and deliver the security to the purchaser. To close out a short position, the Master Portfolio delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Master Portfolio may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Master Portfolio is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as stock loan fees in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default

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the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$32,757,690	$(32,757,690)	—

[1]

Collateral with a value of $33,383,250 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Master Portfolio invests in long and/or short positions in futures contracts and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date.

Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Master Portfolio enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio is denominated and in some cases, may be used to obtain exposure to a particular market.

The daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the

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counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Master Portfolio purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, under-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Swaps: The Master Portfolio enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives a payment from or makes a payment to the counterparty.

•	Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a portfolio of long and short securities without owning such securities.

Under the terms of a contract, the swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty and its hedge. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

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Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Master Portfolio enters into cross-currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	107

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.16%
$250 Million - $500 Million	0.12%
$500 Million - $750 Million	0.08%
Greater than $750 Million	0.05%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets, which includes the assets of the Subsidiary.

The Manager, with respect to the Master Portfolio, entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers

The Manager, with respect to the Master Portfolio, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investments in other affiliated investment companies, if any.

For the six months ended March 31, 2016, the Master LLC reimbursed the Manager $11,576 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

108	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The share of securities lending income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended March 31, 2016, the Master Portfolio paid BIM $8,998 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

Other Transactions

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2016, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,154,615 and $12,559,905, respectively.

7. Purchases and Sales:

For the six months ended March 31, 2016, purchases and sales of investments, including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$29,551,515,572	$32,558,229,483
U.S. Government Securities	$12,948,850,398	$12,199,845,899

For the six months ended March 31, 2016, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$11,651,636,346
Sales	$11,641,498,597

8. Income Tax Information:

The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns remains open for each of the four years ended September 30, 2015. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of March 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of March 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$12,621,059,985

Gross unrealized appreciation	$144,431,472
Gross unrealized depreciation	(90,204,079)

Net unrealized appreciation	$54,227,393

9. Bank Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2016, the Master Portfolio did not borrow under the credit agreement.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	109

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers of securities owned by the Master Portfolio. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

110	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Notes to Consolidated Financial Statements (concluded)	Master Total Return Portfolio

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Consolidated Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Master Portfolio’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 21, 2016, the credit agreement was extended until April 2017. The updated agreement includes the following terms: A fee of 0.12% per annum on the unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The commitment amounts remain unchanged. Administration, legal and arrangement fees in connection with the amended credit agreement, and along with commitment fees, are allocated among the Participating Funds based upon portions of the aggregate commitment available to them and relative net assets of the Participating Funds.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	111

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Fund/Master LLC.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Fund/Master LLC.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Custodian Bank of New York Mellon New York, NY 10286	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund/ Master LLC 100 Bellevue Parkway Wilmington, DE 19809

112	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

Additional Information

Proxy Results

A Special Meeting of Investors of the Master Large Cap Series LLC was held on February 8, 2016 for investors of record on December 11, 2015, to elect a Board of Directors of the Master Large Cap Series LLC.

		Votes For	Votes Withheld
Approved the Directors* as follows:	David O. Beim	4,070,657,983	125,140,954
	Susan J. Carter	4,082,313,915	113,485,022
	Collette Chilton	4,081,559,846	114,239,091
	Neil A. Cotty	4,070,640,271	125,158,666
	Matina S. Horner	4,075,403,342	120,395,595
	Rodney D. Johnson	4,070,537,985	125,260,952
	Cynthia A. Montgomery	4,079,360,848	116,438,089
	Joseph P. Platt	4,069,525,328	126,273,609
	Robert C. Robb, Jr.	4,063,157,338	132,641,599
	Mark Stalnecker	4,076,340,203	119,458,734
	Kenneth L. Urish	4,078,308,156	117,490,781
	Claire A. Walton	4,076,521,223	119,277,714
	Frederick W. Winter	4,073,787,184	122,011,753
	Barbara G. Novick	4,081,307,576	114,491,361
	John M. Perlowski	4,067,662,775	128,136,162

*	Denotes Master Large Cap Series LLC-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLCs file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLCs’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLCs’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLCs use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLCs voted proxies relating to securities held in the Fund/Master LLCs’ portfolios during the most recent

12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016	113

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

114	BLACKROCK BALANCED CAPITAL FUND, INC.	MARCH 31, 2016

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-3/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: June 2, 2016

3